OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  September 30, 2007
                                                 Estimated average burden
                                                 hours per response.....19.4



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2005 through July 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                     FLORIDA
                                 TAX FREE INCOME
                                      FUND

                                     Annual
                                     Report

                                    7/31/06

                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            8
Prices and Distributions                                     9
Performance Update                                          10
Comparing Ongoing Fund Expenses                             14
Schedule of Investments                                     16
Financial Statements                                        19
Notes to Financial Statements                               27
Report of Independent Registered Public Accounting Firm     34
Trustees, Officers and Service Providers                    35

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,
/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed ill be realized.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

While rising interest rates and concerns about accelerating inflation weighed on the fixed-income markets during the year, investors in Pioneer Florida Tax Free Income Fund benefited from a positive total return and a relatively high level of tax-free income. In the following interview, David Eurkus, a portfolio manager and member of the Pioneer fixed-income team, discusses some of the factors that had an impact on the Fund's performance over the 12 months.

Q:   How did the Fund perform during the 12-month period ended July 31, 2006?

A: During the period, Class A shares of Pioneer Florida Tax Free Income Fund produced a total return of 1.71% at net asset value. The Fund underperformed its benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index, which returned 2.22% for the same period. The Fund outperformed the average 1.60% return generated by the 18 funds in the Florida Intermediate Municipal Debt Funds Category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.82%, which translates into a taxable-equivalent yield of 5.88% based on the maximum 35% federal tax bracket. The Fund had 37 issues with an average portfolio quality of AAA, based on Standard & Poor's credit ratings. When reviewing performance relative to the Merrill Lynch 1-12 Year Municipal Bond Index, it is important to point out that the Index is more broadly diversified and represents securities issued by municipalities around the country. The Fund, however, invests only in securities issued in Florida.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What was the Florida investment environment like during the period?

A: Florida continued to enjoy relatively strong economic growth, with gains in residential and commercial construction largely leading the way. Tourism and international trade were also robust, and the state continued to see gains in population-driven services, such as health care, education and financial services. The unemployment rate fell to an all-time low of 3%. Despite this good news, Florida's economy began to show signs of moderating toward the end of the 12-month period, as insurance costs combined with rising interest rates and higher home prices began cut into home sales. Sales of new and existing homes declined; and while residential construction maintained some momentum, we expect it to slow significantly over the next few years.

     Nationally, the Federal Reserve maintained its tight monetary policy in an effort to hold the line against inflation. The central bank raised the key Federal funds target rate from 3.25% to 5.25% between July 31, 2005, and July 31, 2006. (The Federal funds rate is the rate banks charge for overnight loans). In August 2006, the Federal Reserve took a breather from raising interest rates, as economic growth on a national level appeared to be slowing.

Q:   How did you manage the Fund in this environment?

A: We sought to balance preservation of capital while increasing current income that is exempt from federal income tax and Florida's intangible state personal property tax. Because we anticipated that the Federal Reserve might be finished raising interest rates, we sold some short-maturity bonds and selectively added longer-maturity bonds to the portfolio. Approximately 42% of the Fund's bonds had maturities in the six- to eight-year range. We have already seen a decline in longer-term yields, and that has had the effect of boosting the value of the longer-term bonds in the portfolio. We remained fully invested throughout the 12 months and favored sectors that are crucial to the growth of the Florida economy. For example, health care bonds were the biggest position in the portfolio at nearly 11% of net assets. We also held investments in public power, transportation and energy. About 63% of the bonds in the portfolio were insured, which means that the interest and principal of these bonds are guaranteed by private insurance companies.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------

Q:   What contributed to performance?

A: A key contributor to performance was a favorable supply/demand dynamic. While we saw a decline in new issuance of Florida municipal securities, demand remained robust as investors sought tax-free yields. This supply/demand situation boosted the value of the portfolio's holdings. Adding longer-maturity bonds to the portfolio also enhanced return, as their higher yields helped boost the Fund's income stream.

Q:   What detracted from performance?

A: The Fund's longer duration, or sensitivity to changes in interest rates, held back results as interest rates rose. Normally, during a period of rising interest rates we would maintain a shorter duration. Because we believed that the Federal Reserve would end its rate-raising cycle and that interest rates and bond yields could decline, we wanted to lock in the higher yields that longer-duration bonds provided.

Q:   What is your investment outlook?

A: Our outlook for the next several months is positive. There is evidence that the national and Florida economies are slowing, which means that interest rates could trend lower. The portfolio is positioned for that possibility. Because bond prices and yields move in opposite directions, the value of the bonds in the portfolio could rise if interest rates decline. At the same time, the portfolio could benefit from the relatively high yields that the longer-duration bonds tend to provide.

     In May 2006, the Board of Trustees approved and recommended that Pioneer Florida Tax Free Income Fund be consolidated with Pioneer AMT-Free Municipal Fund. This proposed fund merger will be put to a shareholder vote at a special meeting anticipated to be held on Tuesday, October 17, 2006. Pending shareholder approval, the Fund's reorganization should become effective on or about October 20, 2006. However, there can be no assurance that the reorganization will be approved, or if approved, completed.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     meet their debt obligations. Investing primarily in the securities issued by Florida and its municipalities makes the Fund more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Insured                       62.8%
Health                        10.9%
Escrowed                       6.3%
Pollution Control Revenue      5.4%
Various Revenues               4.3%
Transportation                 2.7%
Education                      2.7%
General Obligation             2.7%
Reserves                       2.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                80.3%
AA                  6.7%
A                   8.1%
BB & Lower          2.7%
Commercial Paper    2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.  Florida State Division of Finance, 5.0%, 7/1/12                       5.50%
--------------------------------------------------------------------------------
 2.  Okeechobee Florida Utility Authority, 5.25%, 10/1/14                  4.74
--------------------------------------------------------------------------------
 3.  Key West Florida Utility Board Electric, 6.0%, 10/1/13                4.56
--------------------------------------------------------------------------------
 4.  Lee County Transportation Facilities Revenue, 5.5%, 10/1/11           4.36
--------------------------------------------------------------------------------
 5.  University of Central Florida CTFS Partnership, 5.0%, 10/1/35         3.45
--------------------------------------------------------------------------------
 6.  Miami-Dade County Florida Facilities, 5.75%, 4/1/13                   3.07
--------------------------------------------------------------------------------
 7.  Orange County Health Facilities, 5.0%, 1/1/16                         2.94
--------------------------------------------------------------------------------
 8.  Florida Water Pollution, 5.5%, 1/15/14                                2.89
--------------------------------------------------------------------------------
 9.  Referendum-Department of Transportation-Right of Way, 5.0%, 7/1/26    2.81
--------------------------------------------------------------------------------
10.  Greater Orlando Aviation Authority, 6.375%, 11/15/26                  2.80

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class    7/31/06         7/31/05
 -----    -------         -------
   A       $10.18         $10.48
   B       $10.13         $10.45
   Y       $10.16         $10.49

 Class     7/31/06        9/23/05
 -----     -------        -------
    C      $10.16         $10.48

Distributions Per Share
-----------------------------------------------------------------------------

                     8/1/05 - 7/31/06
                     ----------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
 -----   ----------   -------------   -------------
    A      $0.3607         $ -           $0.1133
    B      $0.2706         $ -           $0.1133
    Y      $0.3700         $ -           $0.1133

                     9/23/05 - 7/31/06
                     -----------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
 -----   ----------   -------------   -------------
    C      $0.2358         $ -           $0.1133

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                               CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund at public offering price, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

-------------------------------------------------------
Average Annual Total Returns
(As of July 31, 2006)
                          Net Asset    Public Offering
Period                   Value (NAV)     Price (POP)
10 Years                    4.03%          3.55%
5 Years                     3.12           2.16
1 Year                      1.71          -2.83
-------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer                           Merrill Lynch
          Florida Tax Free                  1-12 Year Municipal
            Income Fund                           Bond Index
1/96          $ 9,550                              $10,000
               10,203                               10,838
1/98           10,658                               11,407
               10,878                               11,780
1/00           11,312                               12,358
               12,156                               13,534
1/02           12,932                               14,506
               13,265                               14,991
1/04           13,648                               15,787
               13,935                               16,444
1/06           14,173                               16,808

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class A and Class B shares of the Fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

-----------------------------------------------
Average Annual Total Returns
(As of July 31, 2006)
                             If          If
Period                      Held      Redeemed
Life-of-Class
(3/16/99)                   2.61%       2.61%
5 Years                     2.29        2.29
1 Year                      0.63       -3.24
-----------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer                     Merrill Lynch
              Florida Tax Free            1-12 Year Municipal
                Income Fund                     Bond Index
3/99              $10,000                         $10,000
                    9,834                           9,914
7/00               10,143                          10,400
                   10,814                          11,390
7/02               11,414                          12,208
                   11,632                          12,617
7/04               11,879                          13,287
                   12,032                          13,839
7/06               12,108                          14,146

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class A and Class B shares of the Fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund, compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

----------------------------------------------
Average Annual Total Returns
(As of July 31, 2006)
                              If         If
Period                       Held     Redeemed
 Life-of-Class
 (3/16/99)*                  2.63%      2.63%
 5 Years                     2.32       2.32
 1 Year                      0.79       0.79
----------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer                     Merrill Lynch
              Florida Tax Free            1-12 Year Municipal
                Income Fund                     Bond Index
3/99             $10,000                          $10,000
                   9,834                            9,914
1/00              10,143                           10,400
                  10,814                           11,390
1/02              11,414                           12,208
                  11,632                           12,617
1/04              11,879                           13,287
                  12,032                           13,839
1/06              12,127                           14,146

--------------------------------
* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Florida Tax Free Income Fund compared to that of the Merrill Lynch 1-12 Year Municipal Bond Index.

----------------------------------------------
Average Annual Total Returns
(As of July 31, 2006)
                              If         If
Period                       Held     Redeemed
 10 Years                    4.13%      4.13%
 5 Years                     3.20       3.20
 1 Year                      1.51       1.51
----------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer                     Merrill Lynch
              Florida Tax Free            1-12 Year Municipal
                Income Fund                     Bond Index
1/96              $10,000                         $10,000
                   10,689                          10,838
1/98               11,187                          11,407
                   11,428                          11,780
1/00               11,887                          12,358
                   12,804                          13,534
1/02               13,642                          14,506
                   14,013                          14,991
1/04               14,453                          15,787
                   14,754                          16,444
1/06               14,991                          16,808

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Florida Tax-Exempt Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Florida Tax Free Income Fund was created through the reorganization of AmSouth Florida Tax-Exempt Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

The Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Florida Tax Free Income Fund

Based on actual returns from February 1, 2006 through July 31, 2006

Share Class                       A              B              C              Y
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/06
Ending Account Value        $1,008.53      $1,002.99      $  998.01      $1,006.05
On 7/31/06
Expenses Paid               $    4.23      $    8.54      $    8.47      $    4.28
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.72%, 1.71%, and 0.86% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Florida Tax Free Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2006 through July 31, 2006

Share Class                       A              B              C              Y
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/06
Ending Account Value        $1,020.58      $1,016.27      $1,016.31      $1,020.53
On 7/31/06
Expenses Paid               $    4.26      $    8.60      $    8.55      $    4.31
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.72%, 1.71% and 0.86% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                              Value
                              MUNICIPAL BONDS - 99.0%
                              Municipal Government - 2.8%
$1,000,000      AAA/Aa1       Referendum-Department of Transportation -
                                Right of Way, 5.0%, 7/1/26                         $ 1,040,420
                                                                                   -----------
                              Municipal Airport - 5.5%
 1,000,000      NR/NR         Greater Orlando Aviation Authority,
                                6.375%, 11/15/26                                   $ 1,038,700
 1,000,000      AAA/Aaa       Lee County Florida Airport Revenue,
                                5.0%, 10/1/33                                        1,025,070
                                                                                   -----------
                                                                                   $ 2,063,770
                                                                                   -----------
                              Municipal Development - 3.2%
   165,000      AAA/Aaa       Boynton Beach Community Revenue,
                                5.0%, 10/1/17                                      $   174,306
 1,000,000      AAA/Aaa       Village Center Community Development Florida,
                                5.0%, 11/1/32                                        1,023,200
                                                                                   -----------
                                                                                   $ 1,197,506
                                                                                   -----------
                              Municipal Education - 13.0%
 1,000,000      AAA/Aa1       Broward County Florida Education, 5.0%, 4/1/36       $ 1,024,590
 1,000,000      AAA/Aaa       Broward County Florida School Board,
                                5.0%, 7/1/30                                         1,029,690
 1,000,000      AAA/Aaa       Florida State Board of Education Lottery,
                                5.25%, 7/1/09                                        1,036,580
 1,000,000      AAA/Aaa       Martin County Florida School Board, 5.0%, 7/1/31       1,026,010
   750,000      AAA/Aaa       Miami-Dade County Florida School Board,
                                5.25%, 8/1/06                                          750,000
                                                                                   -----------
                                                                                   $ 4,866,870
                                                                                   -----------
                              Municipal Facilities - 2.8%
 1,000,000      AAA/Aaa       Polk County Florida Public Facilities Revenue,
                                5.0%, 12/1/33                                      $ 1,031,550
                                                                                   -----------
                              Municipal General - 20.6%
   500,000      AA-/A1        Broward County Florida Gas Tax, 5.25%, 9/1/09        $   521,185
 1,000,000      AAA/Aaa       Flagler County Florida Capital Improvement
                                Revenue, 5.0%, 10/1/35                               1,029,730
 1,000,000      AA+/NR        Florida State Department Children and Families
                                CTFS, 5.0%, 10/1/25                                  1,028,070
 2,000,000      AAA/Aaa       Florida State Division of Finance, 5.0%, 7/1/12        2,039,760
 1,000,000      AAA/Aaa       Jacksonville Florida Sales Tax , 5.0%, 10/1/09         1,036,040
 1,000,000      AAA/Aaa       Orange County Sales Tax Revenue, 4.8%, 1/1/17          1,008,130
 1,000,000      AAA/Aaa       Volusia County Florida Sales Tax Revenue,
                                5.0%, 10/1/13                                        1,031,580
                                                                                   -----------
                                                                                   $ 7,694,495
                                                                                   -----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                              Value
                              Municipal Higher Education - 9.2%
$1,060,000      AAA/Aaa       Miami-Dade County Florida Facilities,
                                5.75%, 4/1/13                                      $ 1,136,967
 1,000,000      AAA/Aaa       University of Central Florida Association
                                Partnership, 5.0%, 10/1/35                           1,020,730
 1,250,000      AAA/Aaa       University of Central Florida CTFS Partnership,
                                5.0%, 10/1/35                                        1,277,775
                                                                                   -----------
                                                                                   $ 3,435,472
                                                                                   -----------
                              Municipal Medical - 12.6%
   545,000      AAA/Aaa       Altamonte Springs Florida Health, 5.6%, 10/1/10      $   582,594
 1,000,000      A/A2          Brevard County Florida Health, 5.0%, 4/1/34            1,009,780
 1,000,000      A+/A2         Highlands County Florida Health Facilities Authority
                                Revenue, 5.0%, 11/15/35                              1,008,880
 1,000,000      NR/A3         Hillsborough County Florida, 5.25%, 10/1/24            1,037,070
 1,025,000      AAA/NR        Orange County Health Facilities, 5.0%, 1/1/16          1,090,066
                                                                                   -----------
                                                                                   $ 4,728,390
                                                                                   -----------
                              Municipal Pollution - 5.5%
 1,000,000      AAA/Aaa       Florida Water Pollution, 5.5%, 1/15/14               $ 1,070,930
 1,000,000      A-1/Aa3       St. Lucie County Florida Pollution Control, Floating
                                Rate Note, 3.71%, 9/1/28 (b)                         1,000,000
                                                                                   -----------
                                                                                   $ 2,070,930
                                                                                   -----------
                              Municipal Power - 4.5%
 1,500,000      AAA/Aaa       Key West Florida Utility Board Electric,
                                6.0%, 10/1/13                                      $ 1,688,220
                                                                                   -----------
                              Municipal Transportation - 9.8%
 1,000,000      AAA/Aaa       Lee County Transportation Facilities Revenue,
                                5.0%, 10/1/35                                      $ 1,023,720
 1,500,000      AAA/Aaa       Lee County Transportation Facilities Revenue,
                                5.5%, 10/1/11                                        1,617,060
 1,000,000      AAA/Aaa       Tampa-Hillsborough County Florida, 5.0%, 7/1/10        1,021,610
                                                                                   -----------
                                                                                   $ 3,662,390
                                                                                   -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               Municipal Utilities - 9.5%
$ 700,000        AAA/Aaa       Clearwater Florida Municipal Utility,
                                 6.1%, 12/1/07                                     $   721,896
1,000,000        AAA/Aaa       Escambia County, 5.0%, 1/1/08                         1,017,340
   75,000        AAA/Aaa       Jefferson County Florida Water & Sewer,
                                 Prerefunded-B, 5.25%, 10/1/09                          78,257
1,675,000        AAA/Aaa       Okeechobee Florida Utility Authority,
                                 5.25%, 10/1/14                                      1,755,970
                                                                                   -----------
                                                                                   $ 3,573,463
                                                                                   -----------
                               TOTAL MUNICIPAL BONDS
                               (Cost $36,659,491)                                  $37,053,476
                                                                                   -----------
    Shares
                               MUTUAL FUND - 0.5%
  202,834                      Blackrock Liquidity Funds MuniFund Portfolio        $   202,834
                                                                                   -----------
                               TOTAL MUTUAL FUND
                               (Cost $202,834)                                     $   202,834
                                                                                   -----------
                               TOTAL INVESTMENT IN SECURITIES - 99.5
                               (Cost $36,862,325) (a)                              $37,256,310
                                                                                   -----------
                               OTHER ASSETS AND LIABILITIES - 0.5%                 $   192,379
                                                                                   -----------
                               TOTAL NET ASSETS - 100.0%                           $37,448,689
                                                                                   ===========

(a) At July 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $36,862,325 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                            $   510,144
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                               (116,159)
                                                                                   -----------
       Net unrealized gain                                                         $   393,985
                                                                                   ===========

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2006 aggregated $24,308,241 and $35,816,723, respectively.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $36,862,325)              $37,256,310
  Receivables -
    Fund shares sold                                                      35,000
    Interest                                                             439,122
  Due from Pioneer Investment Management, Inc.                             3,276
  Other                                                                      293
                                                                     -----------
     Total assets                                                    $37,734,001
                                                                     -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                          $    14,031
    Dividends                                                            119,550
  Due to bank                                                             62,069
  Due to affiliates                                                       12,597
  Accrued expenses                                                        77,065
                                                                     -----------
     Total liabilities                                               $   285,312
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $37,515,632
  Distributions in excess of net investment income                          (462)
  Accumulated net realized loss on investments                          (460,466)
  Net unrealized gain on investments                                     393,985
                                                                     -----------
     Total net assets                                                $37,448,689
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,384,853/136,065 shares)                       $     10.18
                                                                     ===========
  Class B (based on $1,721,335/169,880 shares)                       $     10.13
                                                                     ===========
  Class C (based on $9,697/954 shares)                               $     10.16
                                                                     ===========
  Class Y (based on $34,332,804/3,379,931 shares)                    $     10.16
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($10.18 [divided by] 95.5%)                                $     10.66
                                                                     ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06

INVESTMENT INCOME:
  Interest                                             $1,924,324
                                                       ----------
     Total investment income                                            $1,924,324
                                                                        ----------
EXPENSES:
  Management fees                                      $  221,241
  Transfer agent fees and expenses
    Class A                                                 2,919
    Class B                                                 2,080
    Class C                                                    85
    Class Y                                                 1,457
  Distribution fees
    Class A                                                 6,856
    Class B                                                19,516
    Class C                                                    83
    Class Y                                                 6,402
  Administrative reimbursements                            28,529
  Custodian fees                                           13,473
  Registration fees                                        22,414
  Professional fees                                        61,774
  Printing expense                                         23,248
  Fees and expenses of nonaffiliated trustees               5,538
  Miscellaneous                                            11,225
                                                       ----------
     Total expenses                                                     $  426,840
     Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                    (28,773)
     Less fees paid indirectly                                                   -
                                                                        ----------
     Net expenses                                                       $  398,067
                                                                        ----------
       Net investment income                                            $1,526,257
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss on investments                                      $ (455,292)
                                                                        ----------
  Change in net unrealized gain on investments                          $ (429,279)
                                                                        ----------
  Net loss on investments                                               $ (884,571)
                                                                        ----------
  Net increase in net assets resulting from operations                  $  641,686
                                                                        ==========


20    The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/06 and 7/31/05

                                                              Year Ended         Year Ended
                                                               7/31/06            7/31/05
FROM OPERATIONS:
Net investment income                                     $  1,526,257        $ 1,853,576
Net realized gain (loss) on investments                       (455,292)           664,798
Change in net unrealized gain (loss) on investments           (429,279)        (1,360,098)
                                                          ------------        -----------
    Net increase in net assets resulting from
     operations                                           $    641,686        $ 1,158,276
                                                          ------------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.36 and $0.33 per share, respectively)     $    (92,940)       $  (216,593)
    Class B ($0.27 and $0.25 per share, respectively)          (50,865)           (66,397)
    Class C ($0.24 and $0.00 per share, respectively)             (225)                 -
    Class Y ($0.37 and $0.35 per share, respectively)       (1,412,130)        (1,571,023)
Net realized gain:
    Class A ($0.11 and $0.05 per share, respectively)          (37,755)           (44,360)
    Class B ($0.11 and $0.05 per share, respectively)          (21,924)           (14,752)
    Class C ($0.11 and $0.00 per share, respectively)             (108)                 -
    Class Y ($0.11 and $0.05 per share, respectively)         (451,919)          (247,440)
                                                          ------------        -----------
     Total distributions to shareowners                   $ (2,067,866)       $(2,160,565)
                                                          ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  6,868,064        $15,665,140
Capital contributions                                                -              7,000
Reinvestment of distributions                                   90,657            340,380
Cost of shares repurchased                                 (18,114,668)       (20,750,318)
                                                          ------------        -----------
    Net decrease in net assets resulting from
     Fund share transactions                              $(11,155,947)       $(4,737,798)
                                                          ------------        -----------
    Net decrease in net assets                            $(12,582,127)       $(5,740,087)
NET ASSETS:
Beginning of year                                           50,030,816         55,770,903
                                                          ------------        -----------
End of year (including distributions in excess of net
  investment income of $(462) and undistributed net
  investment income of $54,867)                           $ 37,448,689        $50,030,816
                                                          ============        ===========


The accompanying notes are an integral part of these financial statements.   21

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                  '06 Shares         '06 Amount       '05 Shares         '05 Amount
CLASS A
Shares sold                          234,633        $ 2,459,689          677,173        $ 7,220,788
Capital contributions                      -                  -                -              1,000
Reinvestment of distributions          3,212             32,967           21,717            231,373
Less shares repurchased             (490,425)        (5,097,318)        (773,022)        (8,115,942)
                                  ----------        -----------       ----------        -----------
    Net decrease                    (252,580)       $(2,604,662)         (74,132)       $  (662,781)
                                  ==========        ===========       ==========        ===========
CLASS B
Shares sold                            6,739        $    69,291           13,666        $   145,354
Reinvestment of distributions          3,195             32,640            4,256             45,144
Less shares repurchased              (59,676)          (615,577)         (79,579)          (842,599)
                                  ----------        -----------       ----------        -----------
    Net decrease                     (49,742)       $  (513,646)         (61,657)       $  (652,101)
                                  ==========        ===========       ==========        ===========
CLASS C (a)
Shares sold                              954        $    10,000
Reinvestment of distributions              -                  1
                                  ----------        -----------
    Net increase                         954        $    10,001
                                  ==========        ===========
CLASS Y
Shares sold                          419,846        $ 4,329,084          776,317        $ 8,298,998
Capital Contributions                      -                  -                -              6,000
Reinvestment of distributions          2,437             25,049            5,991             63,863
Less shares repurchased           (1,206,587)       (12,401,773)      (1,108,966)       (11,791,777)
                                  ----------        -----------       ----------        -----------
    Net decrease                    (784,304)       $(8,047,640)        (326,658)       $(3,422,916)
                                  ==========        ===========       ==========        ===========

(a)  Class C shares were first publicly offered on September 23, 2005.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                                  7/31/06 (b)    7/31/05        7/31/04      7/31/03      7/31/02
CLASS A
Net asset value, beginning of period                                $10.48        $10.64         $10.70      $10.79      $10.51
                                                                    ------        ------         ------      ------      ------
Increase (decrease) from investment operations:
 Net investment income                                              $ 0.39        $ 0.35         $ 0.35      $ 0.36      $ 0.39
 Net realized and unrealized gain (loss) on investments              (0.22)        (0.13)         (0.05)      (0.08)       0.27
                                                                    ------        ------         ------      ------      ------
   Net increase from investment operations                          $ 0.17        $ 0.22         $ 0.30      $ 0.28      $ 0.66
                                                                    ------        ------         ------      ------      ------
Distributions to shareowners:
 Net investment income                                              $(0.36)       $(0.33)        $(0.35)     $(0.37)     $(0.38)
 Net realized gain                                                   (0.11)        (0.05)         (0.01)          -           -
                                                                    ------        ------         ------      ------      ------
Total Distributions                                                 $(0.47)       $(0.38)        $(0.36)     $(0.37)     $(0.38)
                                                                    ------        ------         ------      ------      ------
Capital Contributions                                               $    -        $ 0.00(a)      $    -      $    -      $    -
                                                                    ------        ------         ------      ------      ------
Net increase (decrease) in net asset value                          $(0.30)       $(0.16)        $(0.06)     $(0.09)     $ 0.28
                                                                    ------        ------         ------      ------      ------
Net asset value, end of period                                      $10.18        $10.48         $10.64      $10.70      $10.79
                                                                    ======        ======         ======      ======      ======
Total return*                                                         1.71%         2.11%          2.89%       2.58%       6.38%
Ratio of net expenses to average net assets+                          0.85%         0.83%          0.83%       0.84%       0.87%
Ratio of net investment income to average net assets+                 3.44%         3.12%          3.25%       3.35%       3.64%
Portfolio turnover rate                                                 56%           30%            11%          6%         13%
Net assets, end of period (in thousands)                            $1,385        $4,073         $4,925      $6,955      $4,002
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.20%         1.14%          1.25%       1.25%       1.26%
 Net investment income                                                3.09%         2.81%          2.83%       2.94%       3.25%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.85%         0.83%          0.83%       0.84%       0.87%
 Net investment income                                                3.44%         3.12%          3.25%       3.35%       3.64%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                                  7/31/06 (b)    7/31/05        7/31/04      7/31/03      7/31/02
CLASS B
Net asset value, beginning of period                                $10.45        $10.62         $10.68      $10.76      $10.49
                                                                    ------        ------         ------      ------      ------
Increase (decrease) from investment operations:
 Net investment income                                              $ 0.28        $ 0.25         $ 0.27      $ 0.29      $ 0.29
 Net realized and unrealized gain (loss) on investments              (0.22)        (0.12)         (0.05)      (0.08)       0.28
                                                                    ------        ------         ------      ------      ------
   Net increase from investment operations                          $ 0.06        $ 0.13         $ 0.22      $ 0.21      $ 0.57
                                                                    ------        ------         ------      ------      ------
Distributions to shareowners:
 Net investment income                                              $(0.27)       $(0.25)        $(0.27)     $(0.29)     $(0.30)
 Net realized gain                                                   (0.11)        (0.05)         (0.01)          -           -
                                                                    ------        ------         ------      ------      ------
Total Distributions                                                 $(0.38)       $(0.30)        $(0.28)     $(0.29)     $(0.30)
                                                                    ------        ------         ------      ------      ------
Capital Contributions                                               $    -        $ 0.00(a)      $    -      $    -      $    -
                                                                    ------        ------         ------      ------      ------
Net increase (decrease) in net asset value                          $(0.32)       $(0.17)        $(0.06)     $(0.08)     $ 0.27
                                                                    ------        ------         ------      ------      ------
Net asset value, end of period                                      $10.13        $10.45         $10.62      $10.68      $10.76
                                                                    ======        ======         ======      ======      ======
Total return*                                                         0.63%         1.29%          2.12%       1.91%       5.56%
Ratio of net expenses to average net assets+                          1.72%         1.59%          1.58%       1.59%       1.62%
Ratio of net investment income to average net assets+                 2.63%         2.34%          2.49%       2.61%       2.90%
Portfolio turnover rate                                                 56%           30%            11%          6%         13%
Net assets, end of period (in thousands)                            $1,721        $2,295         $2,988      $3,807      $2,647
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         1.99%         1.86%          2.00%       2.00%       2.01%
 Net investment income                                                2.36%         2.07%          2.07%       2.20%       2.51%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         1.72%         1.59%          1.58%       1.59%       1.62%
 Net investment income                                                2.63%         2.34%          2.49%       2.61%       2.90%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.


24   The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 9/23/05 (a)
                                                                      to
                                                                   7/31/06
CLASS C
Net asset value, beginning of period                                $10.48
                                                                    ------
Increase from investment operations:
  Net investment income                                             $ 0.24
  Net realized and unrealized loss on investments                    (0.21)
                                                                    ------
     Net increase from investment operations                        $ 0.03
                                                                    ------
Distributions to shareowners:
  Net investment income                                             $(0.24)
  Net realized gain                                                  (0.11)
                                                                    ------
Net decrease in net asset value                                     $(0.32)
                                                                    ------
Net asset value, end of period                                      $10.16
                                                                    ======
Total return*                                                         0.29%(b)
Ratio of net expenses to average net assets+                          1.71%**
Ratio of net investment income to average net assets+                 2.79%**
Portfolio turnover rate                                                 56%
Net assets, end of period (in thousands)                            $   10
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees
  paid indirectly:
  Net expenses                                                        2.93%**
  Net investment income                                               1.57%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                        1.71%**
  Net investment income                                               2.79%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended     Year Ended    Year Ended   Year Ended   Year Ended
                                                                  7/31/06 (b)     7/31/05        7/31/04      7/31/03      7/31/02
CLASS Y
Net asset value, beginning of period                                $ 10.49       $ 10.66        $ 10.71      $ 10.80      $ 10.52
                                                                    -------       -------        -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.36       $  0.35        $  0.36      $  0.38      $  0.40
 Net realized and unrealized gain (loss) on investments               (0.21)        (0.12)         (0.03)       (0.09)        0.27
                                                                    -------       -------        -------      -------      -------
   Net increase from investment operations                          $  0.15       $  0.23        $  0.33      $  0.29      $  0.67
                                                                    -------       -------        -------      -------      -------
Distributions to shareowners:
 Net investment income                                              $ (0.37)      $ (0.35)       $ (0.37)     $ (0.38)     $ (0.39)
 Net realized gain                                                    (0.11)        (0.05)         (0.01)           -            -
                                                                    -------       -------        -------      -------      -------
Total Distributions                                                 $ (0.48)      $ (0.40)       $ (0.38)     $ (0.38)     $ (0.39)
                                                                    -------       -------        -------      -------      -------
Capital Contributions                                               $     -       $  0.00(a)     $     -      $     -      $     -
                                                                    -------       -------        -------      -------      -------
Net increase (decrease) in net asset value                          $ (0.33)      $ (0.17)       $ (0.05)     $ (0.09)     $  0.28
                                                                    -------       -------        -------      -------      -------
Net asset value, end of period                                      $ 10.16       $ 10.49        $ 10.66      $ 10.71      $ 10.80
                                                                    =======       =======        =======      =======      =======
Total return*                                                          1.51%         2.18%          3.14%        2.72%        6.54%
Ratio of net expenses to average net assets+                           0.86%         0.69%          0.68%        0.69%        0.72%
Ratio of net investment income to average net assets+                  3.49%         3.24%          3.38%        3.51%        3.80%
Portfolio turnover rate                                                  56%           30%            11%           6%          13%
Net assets, end of period (in thousands)                            $34,333       $43,663        $47,858      $50,536      $54,901
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          0.90%         1.04%          1.15%        1.15%        1.16%
 Net investment income                                                 3.45%         2.89%          2.91%        3.05%        3.36%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          0.86%         0.69%          0.68%        0.69%        0.72%
 Net investment income                                                 3.49%         3.24%          3.38%        3.51%        3.80%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Florida Tax Free Income Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is the successor to the AmSouth Florida Tax-Exempt Fund. AmSouth Florida Tax-Exempt Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Florida Tax-Exempt Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek a high level of current interest income exempt from federal income tax and so that its shares will be exempt from Florida state intangible personal property tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

Investing primarily in the securities issued by Florida and its municipalities makes the Fund more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund may also use the fair value of a security including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2006 there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectfully, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has elected to defer approximately $460,466 of capital losses recognized between November 1, 2005 and July 31, 2006 to its fiscal year ending July 31, 2007.

    The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                        2006            2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Tax-Exempt Income                                $1,581,585      $1,853,407
  Taxable Ordinary Income                                   -             606
  Long-term capital gain                              486,281         306,552
                                                   ----------      ----------
    Total                                          $2,067,866      $2,160,565
                                                   ==========      ==========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                                       2006
--------------------------------------------------------------------------------
  Undistributed tax-exempt income                                    $105,775
  Undistributed ordinary income                                             -
  Undistributed long-term gain                                              -
  Post-October Loss Deferral                                         (460,466)
  Current Year Dividend Payable                                      (119,550)
  Unrealized appreciation                                             407,298
                                                                     --------
    Total                                                            $(66,943)
                                                                     ========
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

    At July 31, 2006, the Fund reclassified $25,426 to decrease undistributed net investment income, $25,425 to decrease accumulated

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

    net realized loss on investments and $1 to increase paid-in capital to reflect permanent book/tax differences. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $707 in underwriting commissions on the sale of Class A shares during the period from September 23, 2005 to July 31, 2006.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. The effective management fee for the period ended July 31, 2006 was 0.50%.

Effective September 23, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.82%, 1.72% and 1.72% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2008 for Class A shares and through December 1, 2006 for Class B and Class C shares.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.50% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a fee computed based on an annual percentage of 0.15% of the average daily net assets of the Fund.

As of July 31, 2005, AmSouth Bank voluntarily contributed $7,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2006, $11,157 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3.  Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,266 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services Ohio, Inc. was the transfer agent and shareholder servicing agent of the Fund.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

4.  Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $174 in distribution fees payable to PFD at July 31, 2006.

Prior to September 23, 2005, Class A and Class Y (formerly Class I) were subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agreed to provide certain administrative support services for their customers or account holders. Each Fund entered into a specific arrangement with BISYS for the provision of such services and reimbursed BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A shares and 0.15% of the Class I shares of the average daily net assets of the Fund. Class B shares were subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as a payment for its services or expenses in connection with distribution assistance of the Fund's Class B shares to the participating organizations customers. The Fund entered into a specific arrangement with BISYS for the provision of such services and paid BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B shares, which included a Shareholder Servicing Fee of 0.75% of the average daily net assets of the Class B shares of the Fund.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2006, CDSCs in the amount of $6,389 were paid to PFD.

5.  Expense Offset Arrangements

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS, and BISYS Ohio had voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

6.  Subsequent Event

The Fund's Board of Trustees have approved the merger of the Fund into Pioneer AMT-Free Municipal Fund. This transaction would be subject to the approval of the Fund's shareholders in late 2006. There can be no assurance that this transaction will be completed.

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Florida Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Florida Tax Free Income Fund (formerly AmSouth Florida Tax Exempt Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Florida Tax Free Income Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 15, 2006

Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                        Positions Held          Length of Service         Principal Occupation During       Other Directorships Held
Name and Age            With the Fund           and Term of Office        Past Five Years                   by this Trustee
John F. Cogan, Jr.      Chairman of the         Trustee since 2005.       Deputy Chairman and a Director    Chairman (until June
(80)*                   Board,                  Serves until successor    of Pioneer Global Asset           2006) and Director of
                        Trustee and President   trustee is elected or     Management S.p.A. ("PGAM");       ICI Mutual Insurance
                                                earlier retirement or     Non-Executive Chairman and a      Company; Director
                                                removal.                  Director of Pioneer Investment    of Harbor Global
                                                                          Management USA Inc.               Company, Ltd.
                                                                          ("PIM-USA"); Chairman and a
                                                                          Director of Pioneer; Chairman
                                                                          and Director of Pioneer
                                                                          Institutional Asset
                                                                          Management, Inc. (since 2006),
                                                                          Director of Pioneer
                                                                          Alternative Investment
                                                                          Management Limited (Dublin);
                                                                          President and a Director of
                                                                          Pioneer Alternative Investment
                                                                          Management (Bermuda) Limited
                                                                          and affiliated funds; Director
                                                                          of PIOGLOBAL Real Estate
                                                                          Investment Fund (Russia)
                                                                          (until June 2006); Director of
                                                                          Nano-C, Inc. (since 2003);
                                                                          Director of Cole Investment
                                                                          Corporation (since 2004);
                                                                          Director of Fiduciary
                                                                          Counseling, Inc.; President
                                                                          and Director of Pioneer Funds
                                                                          Distributor, Inc. ("PFD")
                                                                          (until May 2006); President of
                                                                          all of the Pioneer Funds; and
                                                                          Of Counsel, Wilmer Cutler
                                                                          Pickering Hale and Dorr LLP
                                                                          (counsel to PIM-USA and the
                                                                          Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock **(62)    Trustee                 Trustee since 2005.       Senior Vice President and         Director of The
3050 K. Street NW,                              Serves until successor    Chief Financial Officer,          Enterprise Social
Washington, DC 20007                            trustee is elected or     I-trax, Inc. (publicly traded     Investment Company
                                                earlier retirement or     health care services company)     (privately-held
                                                removal.                  (2001 - present); Managing        affordable housing
                                                                          Partner, Federal City Capital     finance company);
                                                                          Advisors (boutique merchant       Director of New York
                                                                          bank) (2002 to 2004);             Mortgage Trust
                                                                          Executive Vice President and      (publicly traded
                                                                          Chief Financial Officer,          mortgage REIT)
                                                                          Pedestal Inc. (internet-based
                                                                          mortgage trading company)
                                                                          (2000 - 2002).

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
====================================================================================================================================

Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                               Positions Held   Length of Service         Principal Occupation During       Other Directorships Held
Name, Age and Address          With the Fund    and Term of Office        Past Five Years                   by this Trustee
Mary K. Bush (58)              Trustee          Trustee since 2005.       President, Bush International     Director of Brady
3509 Woodbine Street,                           Serves until              (international financial          Corporation
Chevy Chase, MD 20815                           successor trustee         advisory firm).                   (industrial
                                                is elected or earlier                                       identification and
                                                retirement or removal.                                      specialty coated
                                                                                                            material products
                                                                                                            manufacturer),
                                                                                                            Director of Briggs &
                                                                                                            Stratton Co. (engine
                                                                                                            manufacturer) Director
                                                                                                            of Mortgage Guaranty
                                                                                                            Insurance Corporation,
                                                                                                            and Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
====================================================================================================================================
Margaret B.W. Graham (58)       Trustee         Trustee since 2005.       Founding Director, The            None
1001 Sherbrooke Street West,                    Serves until successor    Winthrop Group, Inc.
Montreal, Quebec, Canada                        trustee is elected or     (consulting firm); Desautels,
H3A 1G5                                         earlier retirement or     Faculty of Management, McGill
                                                removal.                  University.

====================================================================================================================================
Thomas J. Perna (55)            Trustee         Trustee since 2006.       Private investor (2004 -          Director of Quadriserv
89 Robbins Avenue,                              Serves until successor    present); Senior Executive        Inc. (technology
Berkeley Heights, NJ 07922                      trustee is elected or     Vice President, The Bank of       products for
                                                earlier retirement or     New York (financial and           securities lending
                                                removal.                  securities services) (1986 -      industry)
                                                                          2004).
====================================================================================================================================
Marguerite A. Piret (58)        Trustee         Trustee since 2005.       President and Chief Executive     Director of New
One Boston Place, 28th Floor,                   Serves until successor    Officer, Newbury, Piret &         America High Income
Boston, MA 02108                                trustee is elected or     Company, Inc. (investment         Fund, Inc. (closed-end
                                                earlier retirement or     banking firm).                    investment company)
                                                removal.
====================================================================================================================================

Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                               Positions Held   Length of Service         Principal Occupation During       Other Directorships Held
Name, Age and Address          With the Fund    and Term of Office        Past Five Years                   by this Trustee
John Winthrop (70)             Trustee          Trustee since 2005.       President, John Winthrop &        None
One North Adgers Wharf,                         Serves until successor    Co., Inc. (private investment
Charleston, SC 29401                            trustee is elected or     firm).
                                                earlier retirement or
                                                removal.
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**          Executive Vice   Trustee since 2005.       President and Chief Executive     Trustee of certain
                               President        Serves at the             Officer, PIM-USA since May        Pioneer Funds.
                                                discretion of board.      2003 (Director since January
                                                                          2001; Executive Vice President
                                                                          and Chief Operating Officer
                                                                          from November 2000-May 2003);
                                                                          Director of PGAM since June
                                                                          2003; President and Director
                                                                          of Pioneer since May 2003;
                                                                          President and Director of
                                                                          Pioneer Institutional Asset
                                                                          Management, Inc. since
                                                                          February 2006; Chairman and
                                                                          Director of Pioneer Investment
                                                                          Management Shareholder
                                                                          Services, Inc. ("PIMSS") since
                                                                          May 2003; Director of PFD
                                                                          since May 2006; Director of
                                                                          Oak Ridge Investments, L.L.C.
                                                                          (a registered investment
                                                                          adviser in which PIM USA owns
                                                                          a minority interest) since
                                                                          January 2005; Director of
                                                                          Vanderbilt Capital Advisors,
                                                                          LLC (an institutional
                                                                          investment adviser
                                                                          wholly-owned by PIM USA) since
                                                                          June 2006; Executive Vice
                                                                          President of all of the
                                                                          Pioneer Funds since June 2003
====================================================================================================================================
Dorothy E. Bourassa (58)       Secretary        Since 2005. Serves        Secretary of PIM-USA; Senior      None
                                                at the discretion of      Vice President - Legal of
                                                Board.                    Pioneer; and Secretary/Clerk
                                                                          of most of PIM-USA's
                                                                          subsidiaries; Secretary of all
                                                                          of the Pioneer Funds since
                                                                          September 2003 (Assistant
                                                                          Secretary from November 2000
                                                                          to September 2003).
====================================================================================================================================

Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                               Positions Held        Length of Service       Principal Occupation During    Other Directorships Held
Name and Age                   With the Fund         and Term of Office      Past Five Years                by this Officer
Christopher J. Kelley (41)     Assistant Secretary   Since 2005. Serves      Vice President and Senior      None
                                                     at the discretion of    Counsel of Pioneer since
                                                     Board.                  July 2002; Vice President
                                                                             and Senior Counsel of BISYS
                                                                             Fund Services, Inc. (April
                                                                             2001 to June 2002); Senior
                                                                             Vice President and Deputy
                                                                             General Counsel of Funds
                                                                             Distributor, Inc. (July 2000
                                                                             to April 2001; Assistant
                                                                             Secretary of all Pioneer
                                                                             Funds since September 2003.
====================================================================================================================================
Christopher P. Harvey (45)     Assistant Secretary   Since July 2006.        Partner, Wilmer Cutler         None
                                                     Serves at the           Pickering Hale and Dorr LLP;
                                                     discretion of Board.    and Assistant Secretary of
                                                                             all Pioneer Funds since July
                                                                             2006
====================================================================================================================================
Vincent Nave (61)              Treasurer             Since 2005. Serves      Vice President - Fund          None
                                                     at the discretion of    Accounting, Administration
                                                     Board.                  and Controllership Services
                                                                             of Pioneer; and Treasurer of
                                                                             all of the Pioneer Funds.
====================================================================================================================================
Mark E. Bradley (46)           Assistant Treasurer   Since 2005. Serves      Deputy Treasurer of Pioneer    None
                                                     at the discretion of    since 2004; Treasurer and
                                                     Board.                  Senior Vice President, CDC
                                                                             IXIS Asset Management
                                                                             Services from 2002 to 2003;
                                                                             Assistant Treasurer and Vice
                                                                             President, MFS Investment
                                                                             Management from 1997 to
                                                                             2002; and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since November
                                                                             2004.
====================================================================================================================================
Luis I. Presutti (41)          Assistant Treasurer   Since 2005. Serves      Assistant Vice President -     None
                                                     at the discretion of    Fund Accounting,
                                                     Board.                  Administration and
                                                                             Controllership Services of
                                                                             Pioneer; and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds.
====================================================================================================================================

Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                               Positions Held        Length of Service       Principal Occupation During    Other Directorships Held
Name and Age                   With the Fund         and Term of Office      Past Five Years                by this Officer
Gary Sullivan (48)             Assistant Treasurer   Since 2005. Serves      Fund Accounting Manager -      None
                                                     at the discretion of    Fund Accounting,
                                                     Board.                  Administration and
                                                                             Controllership Services of
                                                                             Pioneer; and Assistant
                                                                             Treasurer of all of the
                                                                             Pioneer Funds since May
                                                                             2002.
====================================================================================================================================
Katherine Kim Sullivan (32)    Assistant Treasurer   Since 2005. Serves      Fund Administration Manager    None
                                                     at the discretion of    - Fund Accounting,
                                                     Board.                  Administration and
                                                                             Controllership Services
                                                                             since June 2003; Assistant
                                                                             Vice President - Mutual Fund
                                                                             Operations of State Street
                                                                             Corporation from June 2002
                                                                             to June 2003 (formerly
                                                                             Deutsche Bank Asset
                                                                             Management); Pioneer Fund
                                                                             Accounting, Administration
                                                                             and Controllership Services
                                                                             (Fund Accounting Manager
                                                                             from August 1999 to May
                                                                             2002); and Assistant
                                                                             Treasurer of all Pioneer
                                                                             Funds since September 2003.
====================================================================================================================================
Terrence J. Cullen (45)        Chief Compliance      Since March, 2006.      Chief Compliance Officer of    None
                               Officer               Serves at the           Pioneer and Pioneer Funds
                                                     discretion of           since March 2006; Vice
                                                     Board.                  President and Senior Counsel
                                                                             of Pioneer since September
                                                                             2004; and Senior Vice
                                                                             President and Counsel, State
                                                                             Street Research & Management
                                                                             Company (February 1998 to
                                                                             September 2004).
====================================================================================================================================

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------









--------------------------------------------------------------------------------

                                     PIONEER
                                   -----------
                                   GOVERNMENT
                                     INCOME
                                      FUND


                                     Annual
                                     Report


                                     7/31/06


                               [Logo]PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         20

Notes to Financial Statements                                                28

Report of Independent Registered Public Accounting Firm                      34

Trustees, Officers and Service Providers                                     35

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to- longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.


Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

In a period of relatively strong economic growth and concerns about the potential for accelerating inflation, the Federal Reserve continued raising short-term interest rates. In this environment, mortgage-backed securities, which were a focus of the Fund, produced some of the best returns. In the following interview, Richard Schlanger, a member of the Pioneer Fixed-Income team, discusses the factors that affected Pioneer Government Income Fund during the 12 months ended July 31, 2006.

Q:   How did the Fund perform during the 12-month period?

A: For the 12 months ended July 31, 2006, Class A shares of Pioneer Government Income Fund produced a total return of 0.76% at net asset value. The Fund underperformed the 1.24% return of the Lehman Brothers Government Bond Index and the 2.35% return of the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index. The Fund outperformed the average 0.11% return generated by the 177 funds in the General U.S. Government Funds Category of Lipper, an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 4.09% and the current yield at net asset value was 4.55%. The Fund held 108 issues, and the average credit quality of the portfolio was AAA, based on Standard & Poor's credit ratings.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the period?

A: Against a backdrop of continued economic growth, the Federal Reserve maintained its tight monetary policy, raising the key Federal funds target rate from 3.25% to 5.25% between July 31, 2005, and July 31, 2006. (The Federal funds rate is the rate banks charge for overnight loans.) While the Federal Reserve's actions boosted yields across the maturity spectrum, yields on

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     short-term securities rose more than those on longer-term securities. That had the effect of flattening the yield curve yield (which represents the relationship between bond yields and maturities), and at some points during the 12 months inverting the yield curve, which means that short-term yields were higher than longer-term yields. Against that backdrop, short-term securities outperformed their longer-term counterparts. For the period, the total return on two-year Treasury securities was 2.56%; five-year Treasuries were up 0.20%; 10-year Treasuries declined 2.0%; and 30-year Treasuries were down 6.16%.

Q: What strategies did you use in managing the Fund and how did they affect performance?

A: Because we sought a relatively high level of income, we focused investments on mortgage pass-through securities, which had higher yields than Treasuries. As a result, 60.9% of net assets were in mortgages on July 31, 2006. We emphasized securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), which offered higher yields than those issued by the Government National Mortgage Association (Ginnie Mae). While all of the Fund's mortgages were positive for performance, Ginnie Maes, which are backed by the full faith and credit of the U.S. Government, produced comparable if not better performance than Fannie Mae and Freddie Mac securities.

     As higher inflation appeared more likely, we increased exposure to Treasury Inflation Protected Securities (TIPS), which aided performance. TIPS are securities whose principal is tied to the consumer price index, a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS increases in value. The interest-rate payment on TIPS is calculated on the inflated principal. At the end of the period, 37.0% of the Fund was invested in TIPS, conventional Treasuries and agency securities. The Fund also had a 2.1% cash position.

Q:   What detracted from performance?

A: When reviewing performance relative to the benchmark, the Lehman Brothers Government Bond Index, the Fund's longer-than-index duration was responsible for the underperformance. (Duration

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------

     measures a security's price volatility as a result of changes in interest rates.) On July 31, 2006, the Fund's effective duration was 4.87 years, about six months longer than the benchmark's duration. Normally, during a period of rising interest rates, we would maintain a relatively short duration. However, when interest rates go up, the duration of mortgages tends to lengthen because refinancing and prepayment activity slow as homeowners have no incentive to refinance their mortgages or tap into the equity in their homes.

     Relative to the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index, we were underweight in Fannie Mae securities, which constitute more than 50% of the Index. Our investments in long-term Treasury securities, which dramatically underperformed, also held back results.

Q:   What is your investment outlook?

A: While the economy appears to be slowing, concerns about the prospect of accelerating inflation continue to weigh on the fixed-income markets. The Federal Reserve took a breather from raising interest rates in August, but the central bank could begin boosting rates again if inflation remains above its comfort level. In managing the portfolio, we plan to continue to emphasize mortgage pass-through securities and TIPS. Mortgages tend to outperform Treasuries when interest-rate volatility is low, and they have the potential to provide a relatively stable level of income, as homeowners have little incentive to refinance their existing mortgages. We believe that TIPS could prove beneficial in this market, especially if inflation moves higher.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The portfolio may

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

0-1 year                                                                 2.3%
1-3 years                                                                9.3%
3-4 years                                                               32.2%
4-6 years                                                               31.1%
6-8 years                                                               15.7%
8+ years                                                                 9.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Federal National Mortgage Association, 6.0%, 11/1/34             7.77%
 2.    U.S. Treasury Bonds, 4.25%, 11/15/13                             6.80
 3.    U.S. Treasury Notes, 4.25%, 11/15/14                             5.80
 4.    Federal Government Loan Mortgage Corp., 5.5%, 11/1/34            5.47
 5.    Federal National Mortgage Association, 6.0%, 1/1/35              5.24
 6.    Federal National Mortgage Association, 5.0%, 2/1/20              5.00
 7.    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                   4.17
 8.    Federal Government Loan Mortgage Corp., 5.0%, 1/1/35             3.72
 9.    U.S. Treasury Notes, 4.25%, 1/15/11                              3.61
10.    Federal Government Loan Mortgage Corp., 5.5%, 1/1/35             3.52

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class         7/31/06   7/31/05
-------        -------   -------
   A            $9.23     $9.65
   B            $9.22     $9.65
   Y            $9.24     $9.66

 Class        7/31/06   9/23/05
-------       -------   -------
   C            $9.22     $9.65

Distributions Per Share
--------------------------------------------------------------------------------

                     8/1/05 - 7/31/06
        -------------------------------------------
                 Net
              Investment       Short-Term     Long-Term
 Class          Income       Capital Gains  Capital Gains
 -----          ------       -------------  -------------
   A            $0.3843           $ -         $0.1052
   B            $0.3084           $ -         $0.1052
   Y            $0.4143           $ -         $0.1052

                     9/23/05 - 7/31/06
        -------------------------------------------
                 Net
              Investment      Short-Term       Long-Term
 Class          Income       Capital Gains   Capital Gains
 -----          ------       -------------   -------------
   C            $0.2808           $ -         $0.1052

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indexes.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-13.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2006)
                                         Public
                          Net Asset     Offering
Period                   Value (NAV)   Price (POP)
10 Years                    5.29%          4.81%
5 Years                     3.23           2.27
1 Year                      0.76          -3.73

7-96           9550       10000      10000
              10528       11017      11075
7-98          11326       11937      11900
              11622       12264      12231
7-00          12268       13022      13018
              13648       14571      14649
7-02          14597       15823      15866
              15103       16526      16273
7-04          15459       17163      17105
              15877       17916      17904
7-06          15997       18138      18324

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A shares of the Fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                      CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2006)
                                 If         If
Period                          Held     Redeemed
Life-of-Class
(3/13/00)                       3.96%      3.96%
5 Years                         2.43       2.43
1 Year                         -0.16      -3.98

3-00          10000       10000      10000
              10180       10255      10291
7-01          11235       11475      11581
              11929       12461      12543
7-03          12240       13015      12865
              12434       13517      13523
7-05          12690       14110      14154
7-06          12670       14285      14486

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

The performance of Class B shares of the Fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2006)
                                 If          If
Period                          Held      Redeemed
Life-of-Class
(3/13/00)*                      3.96%      3.96%
5 Years                         2.43       2.43
1 Year                         -0.18      -0.18

3-00       10000        10000      10000
           10180        10291      10255
7-01       11235        11581      11475
           11929        12543      12461
7-03       12240        12865      13015
           12434        13523      13517
7-05       12690        14154      14110
7-06       12666        14486      14285

--------------------------------

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2006)
                                 If         If
Period                          Held     Redeemed
10 Years                        5.45%      5.45%
5 Years                         3.44       3.44
1 Year                          1.08       1.08

7-96       10000      10000      10000
           11021      11075      11017
7-98       11857      11900      11937
           12179      12231      12264
7-00       12898      13018      13022
           14355      14649      14571
7-02       15377      15866      15823
           15933      16273      16526
7-04       16334      17105      17163
           16816      17904      17916
7-06       16998      18324      18138

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2006 through July 31, 2006

Share Class                  A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/06

Ending Account Value     $1,000.89      $  995.61      $  992.13      $1,003.67
(after expenses) on
7/31/06

Expenses Paid            $    5.26      $    9.60      $    9.58      $    3.73
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.94%, 1.94%, and 0.75% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2006 through July 31, 2006

Share Class                  A              B              C              Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/06

Ending Account Value     $1,019.54      $1,015.17      $1,015.17      $1,021.08
(after expenses) on
7/31/06

Expenses Paid            $    5.31      $    9.69      $    9.69      $    3.76
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.94%, 1.94% and 0.75% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

Principal
   Amount                                                                         Value
               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
               Government - 0.6%
$ 628,957      Federal Home Loan Bank, 4.75%, 10/25/10                      $   615,552
                                                                            -----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (Cost $626,992)                                              $   615,552
                                                                            -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 97.0%
2,147,965      Federal Government Loan Mortgage Corp., 5.0%, 10/1/19        $ 2,087,258
3,715,057      Federal Government Loan Mortgage Corp., 5.0%, 1/1/35           3,515,167
3,375,548      Federal Government Loan Mortgage Corp., 5.0%, 2/1/35           3,193,925
  228,174      Federal Government Loan Mortgage Corp., 5.5%, 8/1/08             226,320
5,292,903      Federal Government Loan Mortgage Corp., 5.5%, 11/1/34          5,158,820
1,304,644      Federal Government Loan Mortgage Corp., 5.5%, 12/1/34          1,271,594
3,404,160      Federal Government Loan Mortgage Corp., 5.5%, 1/1/35           3,317,923
  275,526      Federal Government Loan Mortgage Corp., 6.0%, 5/1/16             277,675
  246,941      Federal Government Loan Mortgage Corp., 6.0%, 6/1/16             248,861
  513,634      Federal Government Loan Mortgage Corp., 6.0%, 10/1/16            517,560
  277,932      Federal Government Loan Mortgage Corp., 6.0%, 8/1/18             279,959
1,702,076      Federal Government Loan Mortgage Corp., 6.0%, 11/1/33          1,698,905
  109,805      Federal Government Loan Mortgage Corp., 6.5%, 5/1/31             111,688
  239,882      Federal Government Loan Mortgage Corp., 7.0%, 6/1/31             246,560
  250,000      Federal Home Loan Bank, 4.875%, 11/15/07                         248,490
  250,000      Federal Home Loan Bank, 5.0%, 10/27/08                           247,422
  400,000      Federal Home Loan Bank, 5.375%, 5/18/16                          399,394
  168,184      Federal Home Loan Mortgage Corp., 4.0%, 4/1/08                   162,918
  465,079      Federal National Mortgage Association, 4.5%, 11/1/20             444,371
1,098,691      Federal National Mortgage Association, 5.0%, 8/1/18            1,070,735
  845,233      Federal National Mortgage Association, 5.0%, 1/1/20              822,308
4,849,694      Federal National Mortgage Association, 5.0%, 2/1/20            4,718,156
3,095,897      Federal National Mortgage Association, 5.5%, 12/1/34           3,014,955
2,979,284      Federal National Mortgage Association, 5.5%, 1/1/35            2,901,392
4,970,603      Federal National Mortgage Association, 6.0%, 1/1/35            4,950,634
7,363,189      Federal National Mortgage Association, 6.0%, 11/1/34           7,333,607
  500,000      Federal National Mortgage Association, 6.0%, 7/1/36              497,236
  593,259      Federal National Mortgage Association, 6.5%, 12/1/31             603,433
  596,346      Federal National Mortgage Association, 6.5%, 7/1/32              605,794
  181,974      Federal National Mortgage Association, 7.5%, 4/1/15              188,319
  144,336      Federal National Mortgage Association, 7.5%, 6/1/15              149,369
  197,136      Federal National Mortgage Association, 8.0%, 7/1/15              207,334
  503,808      Government National Mortgage Association, 5.0%, 3/15/34          481,649
  843,482      Government National Mortgage Association, 5.5%, 10/15/28         827,938
  739,052      Government National Mortgage Association, 6.0%, 3/15/19          741,275
  934,380      Government National Mortgage Association, 6.0%, 12/15/23         937,967

16    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
   Amount                                                                        Value
               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
$ 554,047      Government National Mortgage Association, 6.0%, 2/15/29      $  555,646
  589,547      Government National Mortgage Association, 6.0%, 6/15/31         590,762
1,000,000      Government National Mortgage Association, 6.0%, 6/16/32       1,000,025
  128,810      Government National Mortgage Association, 6.5%, 1/15/15         131,142
  138,161      Government National Mortgage Association, 6.5%, 2/15/29         141,079
  137,297      Government National Mortgage Association, 6.5%, 5/15/31         140,010
  628,969      Government National Mortgage Association, 6.5%, 3/15/33         640,899
  444,290      Government National Mortgage Association, 6.75%, 4/15/26        454,988
   30,944      Government National Mortgage Association, 7.0%, 8/15/11          31,708
   15,057      Government National Mortgage Association, 7.0%, 12/15/26         15,556
  145,799      Government National Mortgage Association, 7.0%, 6/15/27         150,597
  164,534      Government National Mortgage Association, 7.0%, 1/15/28         169,820
  188,913      Government National Mortgage Association, 7.0%, 7/15/28         194,981
  225,057      Government National Mortgage Association, 7.0%, 12/15/30        232,304
   84,544      Government National Mortgage Association, 7.5%, 3/15/23          88,073
   66,068      Government National Mortgage Association, 7.5%, 4/15/23          68,826
   51,194      Government National Mortgage Association, 7.5%, 5/15/23          53,331
  161,217      Government National Mortgage Association, 7.5%, 10/15/23        167,947
    8,185      Government National Mortgage Association, 7.5%, 6/15/24           8,531
   30,507      Government National Mortgage Association, 7.5%, 7/15/25          31,812
   16,367      Government National Mortgage Association, 7.5%, 8/15/25          17,067
   56,465      Government National Mortgage Association, 7.5%, 9/15/25          58,880
   19,288      Government National Mortgage Association, 7.5%, 12/15/25         20,113
  192,428      Government National Mortgage Association, 7.5%, 3/15/27         200,751
   90,147      Government National Mortgage Association, 7.5%, 10/15/29         93,907
  193,512      Government National Mortgage Association, 8.0%, 7/15/29         205,321
   13,271      Government National Mortgage Association, 8.5%, 11/15/20         14,262
    3,826      Government National Mortgage Association, 8.5%, 8/15/21           4,118
      118      Government National Mortgage Association, 8.5%, 2/15/23             127
    1,584      Government National Mortgage Association, 9.0%, 8/15/18           1,700
    4,949      Government National Mortgage Association, 9.0%, 12/15/19          5,321
   22,454      Government National Mortgage Association, 9.0%, 1/15/20          24,183
    4,036      Government National Mortgage Association, 9.0%, 3/15/20           4,347
    4,354      Government National Mortgage Association, 9.0%, 9/15/21           4,696
    2,835      Government National Mortgage Association, 9.0%, 4/15/22           3,062
    3,783      Government National Mortgage Association, 9.0%, 6/15/22           4,085
    2,065      Government National Mortgage Association, 9.5%, 5/15/18           2,251
    5,124      Government National Mortgage Association, 9.5%, 2/15/19           5,600
   16,164      Government National Mortgage Association, 9.5%, 6/15/19          17,665
    6,192      Government National Mortgage Association, 9.5%, 5/15/20           6,781
   22,162      Government National Mortgage Association, 9.5%, 9/15/20          24,271
   12,135      Government National Mortgage Association, 9.5%, 11/15/20         13,290

The accompanying notes are an integral part of these financial statements.   17

Pioneer Government Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

Principal
   Amount                                                                            Value
               U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
$   7,501      Government National Mortgage Association, 9.5%, 8/15/21         $     8,230
  139,764      Government National Mortgage Association II, 7.0%, 8/20/27          143,733
  122,567      Government National Mortgage Association II, 7.0%, 6/20/28          125,891
   45,725      Government National Mortgage Association II, 7.0%, 2/20/29           46,976
   67,473      Government National Mortgage Association II, 7.5%, 5/20/30           69,791
   72,379      Government National Mortgage Association II, 7.5%, 7/20/30           74,866
   77,375      Government National Mortgage Association II, 7.5%, 8/20/30           80,033
   79,321      Government National Mortgage Association II, 8.0%, 2/20/30           83,732
  127,678      Government National Mortgage Association II, 8.0%, 4/20/30          134,777
   65,605      Government National Mortgage Association II, 8.0%, 5/20/30           69,253
6,700,000      U.S. Treasury Bonds, 4.25%, 11/15/13                              6,416,034
2,000,000      U.S. Treasury Bonds, 5.25%, 11/15/28                              2,024,844
  800,000      U.S. Treasury Bonds, 6.25%, 8/15/23                                 895,813
4,111,595      U.S. Treasury Inflation Notes, 1.875%, 7/15/15                    3,936,050
1,530,090      U.S. Treasury Inflation Protected Security, 2.375%, 4/15/11       1,529,613
2,908,275      U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11         3,048,803
2,000,000      U.S. Treasury Notes, 4.0%, 9/30/07                                1,975,234
3,500,000      U.S. Treasury Notes, 4.25%, 1/15/11                               3,407,306
5,750,000      U.S. Treasury Notes, 4.25%, 11/15/14                              5,473,506
3,000,000      U.S. Treasury Notes, 4.25%, 8/15/15                               2,842,968
1,000,000      U.S. Treasury Notes, 5.375%, 2/15/31                              1,033,984
1,000,000      U.S. Treasury Notes, 5.5%, 8/15/28                                1,044,219
                                                                               -----------
                                                                               $93,772,402
                                                                               -----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
               (Cost $ 96,470,228)                                             $93,772,402
                                                                               -----------
               TEMPORARY CASH INVESTMENTS - 2.1%
               Repurchase Agreement - 2.1%
2,000,000      Bear Stearns, 5.2%, dated 7/31/06, repurchase price of
               $2,000,000 plus accrued interest on 8/1/06 collateralized
               by $2,112,000 U.S. Treasury Bill, 3.625%, 7/15/09               $ 2,000,000
                                                                               -----------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $2,000,000)                                               $ 2,000,000
                                                                               -----------
               TOTAL INVESTMENT IN SECURITIES - 99.7%
               (Cost $99,097,220) (a)                                          $96,387,954
                                                                               -----------
               OTHER ASSETS AND LIABILITIES - 0.3%                             $   287,072
                                                                               -----------
               TOTAL NET ASSETS - 100.0%                                       $96,675,026
                                                                               ===========


18   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) At July 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $99,106,490 was as follows:

      Aggregate gross unrealized gain for all investments in which there is
      an excess of value over tax cost                                          $    190,313
      Aggregate gross unrealized loss for all investments in which there is
      an excess of tax cost over value                                            (2,908,849)
                                                                                ------------
      Net unrealized loss                                                       $ (2,718,536)
                                                                                =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2006 aggregated $68,715,430 and $129,145,762, respectively.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $99,097,220)            $96,387,954
  Receivables -
    Fund shares sold                                         111,373
    Interest                                                 614,506
  Other                                                       27,431
                                                         ------------
     Total assets                                        $97,141,264
                                                         ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                              $   113,635
    Dividends                                                225,625
  Due to bank                                                 42,591
  Due to affiliates                                           11,757
  Accrued expenses                                            72,630
                                                         ------------
     Total liabilities                                   $   466,238
                                                         ------------
NET ASSETS:
  Paid-in capital                                        $102,057,278
  Undistributed net investment income                         22,146
  Accumulated net realized loss on investments            (2,695,132)
  Net unrealized loss on investments                      (2,709,266)
                                                         ------------
     Total net assets                                    $96,675,026
                                                         ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $12,462,352/1,350,656 shares)        $      9.23
                                                         ===========
  Class B (based on $4,227,425/458,521 shares)           $      9.22
                                                         ===========
  Class C (based on $52,113/5,652 shares)                $      9.22
                                                         ===========
  Class Y (based on $79,933,136/8,654,366 shares)        $      9.24
                                                         ===========
MAXIMUM OFFERING PRICE:
  Class A ($9.23 [divided by] 95.5%)                     $      9.66
                                                         ===========

20   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 7/31/06

INVESTMENT INCOME:
  Interest                                               $5,947,984
                                                         ----------
     Total investment income                                             $ 5,947,984
                                                                         -----------
EXPENSES:
  Management fees                                        $  614,408
  Transfer agent fees and expenses
    Class A                                                  13,479
    Class B                                                  10,634
    Class C                                                      91
    Class Y                                                   5,149
  Distribution fees
    Class A                                                  36,986
    Class B                                                  50,036
    Class C                                                     490
    Class Y                                                  20,053
  Administrative reimbursements                              65,148
  Custodian fees                                             15,753
  Registration fees                                          74,434
  Professional fees                                          82,237
  Printing expense                                           27,333
  Fees and expenses of nonaffiliated trustees                 8,108
  Miscellaneous                                              10,123
                                                         ----------
     Total expenses                                                      $ 1,034,462
     Less management fees waived and expenses
       reimbursed by Advisor                                                  (4,703)
                                                                         -----------
     Net expenses                                                        $ 1,029,759
                                                                         -----------
       Net investment income                                             $ 4,918,225
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized loss on investments                                       $(2,282,961)
                                                                         -----------
  Change in net unrealized loss on investments                           $(1,624,402)
                                                                         -----------
  Net loss on investments                                                $(3,907,363)
                                                                         -----------
  Net increase in net assets resulting from operations                   $ 1,010,862
                                                                         ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Government Income Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/06 and 7/31/05

                                                            Year Ended        Year Ended
                                                             7/31/06           7/31/05
FROM OPERATIONS:
Net investment income                                     $   4,918,225    $    6,947,040
Net realized gain (loss) on investments and future
  contracts                                                  (2,282,961)        5,781,227
Change in net unrealized loss on investments                 (1,624,402)       (6,890,448)
                                                          -------------    --------------
    Net increase (decrease) in net assets resulting
     from operations                                      $   1,010,862    $    5,837,819
                                                          -------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.38 and $0.45 per share, respectively)     $    (596,494)   $     (831,977)
    Class B ($0.31 and $0.38 per share, respectively)          (162,636)         (254,195)
    Class C ($0.28 and $0.00 per share, respectively)            (1,808)                -
    Class Y ($0.41 and $0.46 per share, respectively)        (4,491,231)       (7,599,045)
Net realized gain:
    Class A ($0.11 and $0.03 per share, respectively)          (194,036)          (42,662)
    Class B ($0.11 and $0.03 per share, respectively)           (56,814)          (17,601)
    Class C ($0.11 and $0.00 per share, respectively)              (109)                -
    Class Y ($0.11 and $0.03 per share, respectively)        (1,225,477)         (471,177)
                                                          -------------    --------------
     Total distributions to shareowners                   $  (6,728,605)   $   (9,216,657)
                                                          -------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  26,707,113    $   31,917,773
Capital contributions                                                 -           162,000
Reinvestment of distributions                                 2,832,626         4,904,833
Cost of shares repurchased                                  (86,704,741)     (117,321,169)
                                                          -------------    --------------
    Net decrease in net assets resulting from fund
     share transactions                                   $ (57,165,002)   $  (80,336,563)
                                                          -------------    --------------
    Net decrease in net assets                            $ (62,882,745)   $  (83,715,401)
NET ASSETS:
Beginning of year                                           159,557,771       243,273,172
                                                          -------------    --------------
End of year (including undistributed (distributions in
  excess of) net investment income of $22,146 and
  ($55,804), respectively)                                $  96,675,026    $  159,557,771
                                                          =============    ==============

22    The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amounts       '05 Shares       '05 Amounts
CLASS A
Shares sold                           378,881     $   3,573,903          862,705    $    8,447,730
Capital contributions                       -                 -                -            18,000
Reinvestment of distributions          67,967           636,702           81,464           796,962
Less shares repurchased              (914,091)       (8,609,036)        (845,349)       (8,270,428)
                                     --------     -------------         --------    --------------
    Net increase (decrease)          (467,243)    $  (4,398,431)          98,820    $      992,264
                                     ========     =============         ========    ==============
CLASS B
Shares sold                            74,595     $     691,832           69,556    $      685,977
Capital contributions                       -                 -                -             6,000
Reinvestment of distributions          15,533           145,414           21,120           206,806
Less shares repurchased              (270,413)       (2,540,255)        (218,816)       (2,156,254)
                                     --------     -------------         --------    --------------
    Net decrease                     (180,285)    $  (1,703,009)        (128,140)   $   (1,257,471)
                                     ========     =============         ========    ==============
CLASS C (a)
Shares sold                            28,563     $     263,618
Reinvestment of distributions              36               332
Less shares repurchased               (22,947)         (209,622)
                                     --------     -------------
    Net increase                        5,652     $      54,328
                                     ========     =============
CLASS Y
Shares sold                         2,336,077     $  22,177,760        2,326,396    $   22,784,066
Capital contributions                       -                 -                -           138,000
Reinvestment of distributions         218,597         2,050,178          397,365         3,901,065
Less shares repurchased            (7,965,407)      (75,345,828)     (10,851,600)     (106,894,487)
                                   ----------     -------------      -----------    --------------
    Net decrease                   (5,410,733)    $ (51,117,890)      (8,127,839)   $  (80,071,356)
                                   ==========     =============      ===========    ==============

(a)  Class C shares were first publicly offered on September 23, 2005.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
                                                                   7/31/06 (b)     7/31/05
CLASS A
Net asset value, beginning of period                                 $  9.65      $ 9.86
                                                                     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.35      $ 0.35
 Net realized and unrealized gain (loss) on investments                (0.28)      (0.09)
                                                                     -------      -------
   Net increase from investment operations                           $  0.07      $ 0.26
Distributions to shareowners:
 Net investment income                                                 (0.38)      (0.45)
 Net realized gain                                                     (0.11)      (0.03)
                                                                     -------      -------
Capital Contribution                                                 $     -      $ 0.01
                                                                     -------      -------
Redemption fee                                                       $     -      $    -(a)
                                                                     -------      -------
Net increase (decrease) in net asset value                           $ (0.42)     $(0.21)
                                                                     -------      -------
Net asset value, end of period                                       $  9.23      $ 9.65
                                                                     =======      =======
Total return*                                                           0.76%       2.70%
Ratio of net expenses to average net assets+                            1.06%       1.01%
Ratio of net investment income to average net assets+                   3.75%       3.60%
Portfolio turnover rate                                                   57%         79%
Net assets, end of period (in thousands)                             $12,462      $17,549
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           1.06%       1.14%
 Net investment income                                                  3.75%       3.47%
Ratios with waiver of management fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           1.06%       1.01%
 Net investment income                                                  3.75%       3.60%


Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                   Year Ended   Year Ended   Year Ended
                                                                     7/31/04      7/31/03      7/31/02
CLASS A
Net asset value, beginning of period                                $ 10.05      $ 10.26      $ 10.10
                                                                    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.34      $  0.41      $  0.48
 Net realized and unrealized gain (loss) on investments               (0.11)       (0.05)        0.20
                                                                    -------      -------      -------
   Net increase from investment operations                          $  0.23      $  0.36      $  0.68
Distributions to shareowners:
 Net investment income                                                (0.41)       (0.42)       (0.52)
 Net realized gain                                                    (0.01)       (0.15)           -
                                                                    -------      -------      -------
Capital Contribution                                                $     -      $     -      $     -
                                                                    -------      -------      -------
Redemption fee                                                      $     -      $     -      $     -
                                                                    -------      -------      -------
Net increase (decrease) in net asset value                          $ (0.19)     $ (0.21)     $  0.16
                                                                    -------      -------      -------
Net asset value, end of period                                      $  9.86      $ 10.05      $ 10.26
                                                                    =======      =======      =======
Total return*                                                          2.36%        3.47%        6.96%
Ratio of net expenses to average net assets+                           1.00%        1.01%        1.00%
Ratio of net investment income to average net assets+                  3.48%        3.84%        4.74%
Portfolio turnover rate                                                  39%          43%          18%
Net assets, end of period (in thousands)                            $16,943      $20,721      $ 8,800
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.23%        1.23%        1.21%
 Net investment income                                                 3.25%        3.62%        4.53%
Ratios with waiver of management fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.00%        1.01%        1.00%
 Net investment income                                                 3.48%        3.84%        4.74%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
                                                                   7/31/06 (b)     7/31/05
CLASS B
Net asset value, beginning of period                                 $  9.65      $ 9.85
                                                                     -------      ------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.27      $ 0.28
 Net realized and unrealized gain (loss) on investments                (0.28)      (0.08)
                                                                     -------      ------
   Net increase from investment operations                           $ (0.01)     $ 0.20
Distributions to shareowners:
 Net investment income                                                 (0.31)      (0.38)
 Net realized gain                                                     (0.11)      (0.03)
                                                                     -------      ------
Capital Contribution                                                 $     -      $ 0.01
                                                                     -------      ------
Redemption fee                                                       $     -      $    -(a)
                                                                     -------      ------
Net increase (decrease) in net asset value                           $ (0.43)     $(0.20)
                                                                     -------      ------
Net asset value, end of period                                       $  9.22      $ 9.65
                                                                     =======      ======
Total return*                                                          (0.16)%      2.06%
Ratio of net expenses to average net assets+                            1.94%       1.75%
Ratio of net investment income to average net assets+                   2.89%       2.83%
Portfolio turnover rate                                                   57%         79%
Net assets, end of period (in thousands)                             $ 4,227      $6,165
Ratio with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           1.94%       1.84%
 Net investment income                                                  2.89%       2.74%
Ratios with waiver of management fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           1.94%       1.75%
 Net investment income                                                  2.89%       2.83%


Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                   Year Ended   Year Ended   Year Ended
                                                                     7/31/04      7/31/03      7/31/02
CLASS B
Net asset value, beginning of period                                $ 10.04      $ 10.26      $ 10.10
                                                                    -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.27      $  0.33      $  0.42
 Net realized and unrealized gain (loss) on investments               (0.11)       (0.06)        0.19
                                                                    -------      -------      -------
   Net increase from investment operations                          $  0.16      $  0.27      $  0.61
Distributions to shareowners:
 Net investment income                                                (0.34)       (0.34)       (0.45)
 Net realized gain                                                    (0.01)       (0.15)           -
                                                                    -------      -------      -------
Capital Contribution                                                $     -      $     -      $     -
                                                                    -------      -------      -------
Redemption fee                                                      $     -      $     -      $     -
                                                                    -------      -------      -------
Net increase (decrease) in net asset value                          $ (0.19)     $ (0.22)     $  0.16
                                                                    -------      -------      -------
Net asset value, end of period                                      $  9.85      $ 10.04      $ 10.26
                                                                    =======      =======      =======
Total return*                                                          1.58%        2.61%        6.18%
Ratio of net expenses to average net assets+                           1.75%        1.76%        1.75%
Ratio of net investment income to average net assets+                  2.73%        3.08%        4.00%
Portfolio turnover rate                                                  39%          43%          18%
Net assets, end of period (in thousands)                            $ 7,558      $10,228      $ 3,542
Ratio with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                          1.98%        1.98%        1.96%
 Net investment income                                                 2.50%        2.86%        3.79%
Ratios with waiver of management fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                          1.75%        1.76%        1.75%
 Net investment income                                                 2.73%        3.08%        4.00%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         9/23/05
                                                                           to
                                                                       7/31/06 (a)
CLASS C
Net asset value, beginning of period                                  $    9.65
                                                                      ---------
Increase from investment operations:
  Net investment income                                               $    0.24
  Net realized and unrealized loss on investments                         (0.28)
                                                                      ---------
     Net decrease from investment operations                          $   (0.04)
Distributions to shareowners:
  Net investment income                                                   (0.28)
  Net realized gain                                                       (0.11)
                                                                      ---------
Net decrease in net asset value                                       $   (0.43)
                                                                      ---------
Net asset value, end of period                                        $    9.22
                                                                      =========
Total return*                                                             (0.45)%(b)
Ratio of net expenses to average net assets+                               1.94%**
Ratio of net investment income to average net assets+                      3.25%**
Portfolio turnover rate                                                      57%
Net assets, end of period (in thousands)                              $      52
Ratio with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                             1.94%**
  Net investment income                                                    3.25%**
Ratios with waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                             1.94%**
  Net investment income                                                    3.25%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.

26   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended    Year Ended
                                                                   7/31/06 (b)      7/31/05
CLASS Y
Net asset value, beginning of period                                 $  9.66       $  9.86
                                                                     -------       -------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.38       $  0.35
 Net realized and unrealized gain (loss) on investments                (0.28)        (0.07)
                                                                     -------       -------
   Net increase from investment operations                           $  0.10       $  0.28
Distributions to shareowners:
 Net investment income                                                 (0.41)        (0.46)
 Net realized gain                                                     (0.11)        (0.03)
                                                                     -------       -------
Capital Contribution                                                 $     -       $  0.01
                                                                     -------       -------
Redemption fee                                                       $     -       $     -(a)
                                                                     -------       -------
Net increase (decrease) in net asset value                           $ (0.42)      $ (0.20)
                                                                     -------       -------
Net asset value, end of period                                       $  9.24       $  9.66
                                                                     =======       =======
Total return*                                                           1.08%         2.93%
Ratio of net expenses to average net assets+                            0.75%         0.85%
Ratio of net investment income to average net assets+                   4.07%         3.72%
Portfolio turnover rate                                                   57%           79%
Net assets, end of period (in thousands)                             $79,933       $135,844
Ratios with no waiver of management and assumption of expense by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           0.75%         1.02%
 Net investment income                                                  4.07%         3.55%
Ratios with waiver of management fees and assumption of expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.75%         0.85%
 Net investment income                                                  4.07%         3.72%


Pioneer Government Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended
                                                                     7/31/04      7/31/03      7/31/02
CLASS Y
Net asset value, beginning of period                                $  10.05     $  10.26     $  10.10
                                                                    --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.36     $   0.42     $   0.49
 Net realized and unrealized gain (loss) on investments                (0.11)       (0.05)        0.21
                                                                    --------     --------     --------
   Net increase from investment operations                          $   0.25     $   0.37     $   0.70
Distributions to shareowners:
 Net investment income                                                 (0.43)       (0.43)       (0.54)
 Net realized gain                                                     (0.01)       (0.15)           -
                                                                    --------     --------     --------
Capital Contribution                                                $      -     $      -     $      -
                                                                    --------     --------     --------
Redemption fee                                                      $      -     $      -     $      -
                                                                    --------     --------     --------
Net increase (decrease) in net asset value                          $  (0.19)    $  (0.21)    $   0.16
                                                                    --------     --------     --------
Net asset value, end of period                                      $   9.86     $  10.05     $  10.26
                                                                    ========     ========     ========
Total return*                                                           2.51%        3.62%        7.12%
Ratio of net expenses to average net assets+                            0.85%        0.86%        0.85%
Ratio of net investment income to average net assets+                   3.63%        4.08%        4.88%
Portfolio turnover rate                                                   39%          43%          18%
Net assets, end of period (in thousands)                            $218,772     $253,447     $263,211
Ratios with no waiver of management and assumption of expense by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                           1.13%        1.13%        1.11%
 Net investment income                                                  3.35%        3.81%        4.62%
Ratios with waiver of management fees and assumption of expense by Advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.85%        0.86%        0.85%
 Net investment income                                                  3.63%        4.08%        4.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's subadvisor on September 23, 2005.

   The accompanying notes are an integral part of these financial statements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Government Income Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. AmSouth Government Income Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At July 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has elected to defer $2,284,018 in capital losses between November 1, 2005 and July 31, 2006 to its fiscal year ending July 31, 2007.

     The Fund had a net capital loss carryforward of $401,844 which will expire in 2014 if not utilized.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

     The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                           2006                     2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                       $5,252,169              $8,685,217
  Long-term capital gain                 1,476,436                 531,440
                                        ----------              ----------
    Total                               $6,728,605              $9,216,657
                                        ==========              ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                           2006
--------------------------------------------------------------------------------
  Undistributed ordinary income        $   302,148
  Capital loss carryforward               (401,844)
  Dividend payable                        (225,625)
  Post-October loss deferred            (2,284,018)
  Unrealized depreciation               (2,767,340)
                                       -----------
    Total                              $(5,376,679)
                                       ===========

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

     At July 31, 2006, the Fund reclassified $411,894 to increase undistributed net investment income, $86 to increase paid in capital and $411,980 to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $259 in underwriting commissions on the sale of Class A shares during the period from September 23, 2005 to July 31, 2006.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS) a wholly owned subsidiary of UniCredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion. The effective management fee for the period ended July 31, 2006 was 0.50%.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant

Pioneer Government Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

to which the Fund paid AAMI an annual fee equal to 0.50% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a few computed bases on an annual percentage of 0.15% of the average daily net assets of the Fund.

As of July 31, 2005, AmSouth Bank voluntarily contributed $162,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2006, $6,313 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3.   Transfer Agent

Since the reorganization, PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $4,838 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services Ohio, Inc. was the transfer and shareholder servicing agent of the Fund.

4.   Distribution Plans

The Fund adopted Plans of Distribution with repect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $606 in distribution fees payable to PFD at July 31, 2006.

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prior to September 23, 2005, Class A and Class Y (formerly Class I) were subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agreed to provide certain administrative support services for their customers or account holders. Each Fund entered into a specific arrangement with BISYS for the provision of such services and reimbursed BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A shares and 0.15% of the Class I shares of the average daily net assets of the Fund. Class B shares were subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as a payment for its services or expenses in connection with distribution assistance of the Fund's Class B shares to the participating organizations customers. The Fund entered into a specific arrangement with BISYS for the provision of such services and paid BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B shares, which included a Shareholder Servicing Fee of 0.75% of the average daily net assets of the Class B shares of the Fund.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2006, CDSCs in the amount of $18,234 were paid to PFD.

5.   Expense Offset Arrangements

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS and BISYS Ohio have voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund (formerly AmSouth Government Income Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP


Boston, Massachusetts
September 15, 2006

Pioneer Government Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held     Length of Service
Name and Age                    With the Fund      and Term of Office
John F. Cogan, Jr. (80)*        Chairman of the    Trustee since 2005.
                                Board, Trustee     Serves until
                                and President      successor trustee
                                                   is elected or earlier
                                                   retirement or
                                                   removal.


Pioneer Government Income Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
                                                                                         Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                   by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset        Chairman (until June
                           Management S.p.A. ("PGAM"); Non-Executive Chairman            2006) and Director of
                           and a Director of Pioneer Investment Management USA           ICI Mutual Insurance
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;         Company; Director
                           Chairman and Director of Pioneer Institutional Asset          of Harbor Global
                           Management, Inc. (since 2006), Director of Pioneer            Company, Ltd.
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative
                           Investment Management (Bermuda) Limited and
                           affiliated funds; Director of PIOGLOBAL Real Estate
                           Investment Fund (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary
                           Counseling, Inc.; President and Director of Pioneer Funds
                           Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP (counsel to PIM-USA and
                           the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Pioneer Government Income Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held   Length of Service
Name and Age                    With the Fund    and Term of Office
David R. Bock (62)**            Trustee          Trustee since 2005.
3050 K. Street NW,                               Serves until
Washington, DC 20007                             successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)               Trustee          Trustee since 2005.
3509 Woodbine Street,                            Serves until
Chevy Chase, MD 20815                            successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------


Pioneer Government Income Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                                                                             Other Directorships Held
Name and Age                    Principal Occupation During Past Five Years                  by this Trustee
David R. Bock (62)**            Senior Vice President and Chief Financial Officer, I-trax,   Director of The
3050 K. Street NW,              Inc. (publicly traded health care services company)          Enterprise Social
Washington, DC 20007            (2001 - present); Managing Partner, Federal City Capital     Investment Company
                                Advisors (boutique merchant bank) (2002 to 2004);            (privately-held affordable
                                Executive Vice President and Chief Financial Officer,        housing finance
                                Pedestal Inc. (internet-based mortgage trading company)      company); Director of
                                (2000 - 2002).                                               New York Mortgage
                                                                                             Trust (publicly traded
                                                                                             mortgage REIT)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)               President, Bush International (international financial       Director of Brady
3509 Woodbine Street,           advisory firm).                                              Corporation (industrial
Chevy Chase, MD 20815                                                                        identification and
                                                                                             specialty coated material
                                                                                             products manufacturer),
                                                                                             Director of Briggs &
                                                                                             Stratton Co. (engine
                                                                                             manufacturer) Director
                                                                                             of Mortgage Guaranty
                                                                                             Insurance Corporation,
                                                                                             and Director of UAL
                                                                                             Corporation (airline
                                                                                             holding company)
------------------------------------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held  Length of Service
Name and Age                    With the Fund   and Term of Office
Margaret B.W. Graham (59)       Trustee         Trustee since 2005.
1001 Sherbrooke Street West,                    Serves until
Montreal, Quebec, Canada                        successor trustee
H3A 1G5                                         is elected or earlier
                                                retirement or
                                                removal.
--------------------------------------------------------------------------------
Thomas J. Perna (55)            Trustee         Trustee since
89 Robbins Avenue,                              February 2006.
Berkeley Heights, NJ 07922                      Serves until
                                                successor trustee
                                                is elected or earlier
                                                retirement or
                                                removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee         Trustee since 2005.
One Boston Place, 28th Floor,                   Serves until
Boston, MA 02108                                successor trustee
                                                is elected or earlier
                                                retirement or
                                                removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee         Trustee since 2005.
One North Adgers Wharf,                         Serves until
Charleston, SC 29401                            successor trustee
                                                is elected or earlier
                                                retirement or
                                                removal.
--------------------------------------------------------------------------------


Pioneer Government Income Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
                                                                                            Other Directorships Held
Name and Age                    Principal Occupation During Past Five Years                 by this Trustee
Margaret B.W. Graham (59)       Founding Director, The Winthrop Group, Inc.                 None
1001 Sherbrooke Street West,    (consulting firm); Desautels, Faculty of Management,
Montreal, Quebec, Canada        McGill University.
H3A 1G5
-------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (55)            Private investor (2004 - present); Senior Executive Vice    Director of Quadriserv Inc.
89 Robbins Avenue,              President, The Bank of New York (financial and securities   (technology products for
Berkeley Heights, NJ 07922      services) (1986 - 2004).                                    securities lending
                                                                                            industry)
-------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret
(58) President and Chief Executive Officer,
Newbury, Piret & Director of New America
One Boston Place, 28th Floor,
Company, Inc. (investment banking firm).
High Income Fund, Inc.
Boston, MA 02108
(closed-end investment company)
-------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc.                        None
One North Adgers Wharf,         (private investment firm).
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Osbert M. Hood (53)**        Executive Vice        Trustee since 2005.
                             President             Serves at the
                                                   discretion of board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary             Since 2005. Serves
                                                   at the discretion of
                                                   Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary   Since 2005. Serves
                                                   at the discretion of
                                                   Board.
--------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------
                                                                                        Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                by this Officer
Osbert M. Hood (53)**        President and Chief Executive Officer, PIM-USA since       Trustee of certain
                             May 2003 (Director since January 2001; Executive Vice      Pioneer Funds
                             President and Chief Operating Officer from November
                             2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003;
                             President and Director of Pioneer Institutional Asset
                             Management, Inc. since February 2006; Chairman and
                             Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of
                             PFD since May 2006; Director of Oak Ridge Investments,
                             L.L.C. (a registered investment adviser in which PIM USA
                             owns a minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional
                             investment adviser wholly-owned by PIM USA) since June
                             2006; Executive Vice President of all of the Pioneer
                             Funds since June 2003
-------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal        None
                             of Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries; Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003).
-------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Vice President and Senior Counsel of Pioneer since July    None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001;  Assistant
                             Secretary of all Pioneer Funds since September 2003.
-------------------------------------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Christopher P. Harvey (45)   Assistant Secretary   Since July 2006.
                                                   Serves at the
                                                   discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2005. Serves
                                                   at the discretion of
                                                   Board.
--------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer   Since 2005. Serves
                                                   at the discretion
                                                   of Board.
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2005. Serves
                                                   at the discretion
                                                   of Board.
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   Board.
--------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------
                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer

Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and   None
                             Assistant Secretary of all Pioneer Funds since July 2006
------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer and     None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from 1997
                             to 2002; and Assistant Treasurer of all of the Pioneer
                             Funds since November 2004.
------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting,               None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,                None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds
                             since May 2002.
------------------------------------------------------------------------------------------------------------------

Pioneer Government Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Positions Held              Length of Service
Name and Age                             With the Fund               and Term of Office
Katherine Kim Sullivan (32)              Assistant Treasurer         Since 2005. Serves
                                                                     at the discretion of
                                                                     Board.
---------------------------------------------------------------------------------------------
Terrence J. Cullen (45)                  Chief Compliance            Since March, 2006.
                                         Officer                     Serves at the
                                                                     discretion of
                                                                     Board.

---------------------------------------------------------------------------------------------
                                                                                              Other Directorships Held
Name and Age                             Principal Occupation During Past Five Years          by this Officer
Katherine Kim Sullivan (32)              Fund Administration Manager - Fund Accounting,       None
                                         Administration and Controllership Services since
                                         June 2003; Assistant Vice President - Mutual Fund
                                         Operations of State Street Corporation from June
                                         2002 to June 2003 (formerly Deutsche Bank Asset
                                         Management); Pioneer Fund Accounting, Administration
                                         and Controllership Services (Fund Accounting Manager
                                         from August 1999 to May 2002); and Assistant
                                         Treasurer of all Pioneer Funds since September 2003.
--------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)                  Chief Compliance Officer of Pioneer and Pioneer      None
                                         Funds since March 2006; Vice President and Senior
                                         Counsel of Pioneer since September 2004; and
                                         Senior Vice President and Counsel, State Street
                                         Research & Management Company (February 1998
                                         to September 2004).
--------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
                            This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 Call us for:

 Account Information, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                            1-800-225-6292

 FactFone(SM) for automated fund yields, prices,
 account information and transactions                         1-800-225-4321

 Retirement plans information                                 1-800-622-0176

 Telecommunications Device for the Deaf (TDD)                 1-800-225-1997

 Write to us:

 PIMSS, Inc.
 P.O. Box 55014
 Boston, Massachusetts 02205-5014


 Our toll-free fax                                            1-800-225-4240


 Our internet e-mail address              ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                               www.pioneerinvestments.com


Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                  INSTITUTIONAL
                                  MONEY MARKET
                                      FUND

                                     Annual
                                     Report

                                     7/31/06

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            7
Performance Update                                           8
Comparing Ongoing Fund Expenses                              9
Schedule of Investments                                     11
Financial Statements                                        15
Notes to Financial Statements                               22
Report of Independent Registered Public Accounting Firm     27
Trustees, Officers and Service Providers                    28

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------

We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to- longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,


/s/ Osbert M. Hood


Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

Short-term interest rates trended higher during the 12 months ended July 31, 2006, as a result of the Federal Reserve Board's (the Fed's) efforts to control inflation. With economic growth strong and energy and commodity prices soaring, the Fed tightened credit by raising the most influential short-term interest rate - the Federal Funds rate - eight times during Pioneer Institutional Money Market Fund's fiscal year. As a result, that key interest rate climbed from 3.25% to 5.25% during the period under review and pushed yields on money market securities higher - contributing to more favorable returns for your portfolio.

In the following interview, Seth Roman discusses the rising-rate environment and his efforts to capture the higher income potential for your Fund during the fiscal year. In March, Mr. Roman joined Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q: How did the Fund perform during the year ended July 31, 2006?

A: For the 12 months ended July 31, 2006, the Fund's seven-day effective compound yield rose from 3.10% at the beginning of the fiscal year to 5.40% on July 31, 2006. In addition, Class 1 shares of Pioneer Institutional Money Market Fund produced a total return of 4.20% at net asset value, compared to the 4.02% average return for the 331 Institutional Money Market Funds tracked by Lipper, Inc. (Lipper Inc. is an independent firm that measures mutual fund performance.)

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the fiscal year?

A: The Fed remained vigilant for inflationary pressures in the U.S. economy throughout the fiscal year. Even when Federal Reserve Chairman Alan Greenspan stepped down and Ben Bernanke took

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   over the post on February 1, the Federal Reserve Board continued to raise rates in response to generally strong economic numbers, rising energy and commodity prices, and increasing labor costs. Higher interest rates make borrowing money more costly and help to slow economic growth. After more than two years of 17 consecutive interest rate increases, the Federal funds rate stood at 5.25% at the close of the fiscal year on July 31, 2006.

   While it can take up to six months for the impact of rates hikes to be felt in the economy, we are beginning to see evidence that the Fed's credit tightening is taking effect. The U.S. economy, as measured by Gross National Product (GNP), grew at an annualized rate of only 2.5% in the second quarter of 2006 - lower than the 5.6% rate of the previous quarter. We attribute the slower growth in large measure to the housing sector, which is experiencing a decline in new home starts and existing home sales.

Q: What were your principal strategies?

A: We manage the Fund to maintain a constant $1.00 net asset value and pass along the incremental income in the form of yield distributions. Understandably, the Fund's yield will change in response to market conditions
   - rising when interest rates are increasing and declining when rates are falling. The rising-interest-rate environment created opportunities for us to reinvest the proceeds from the sale of maturing holdings in higher-yielding money-market securities.

   To help maintain a stable net asset value, we are committed to exemplary credit quality. The Fund invests exclusively in high-quality money market instruments, including securities issued by the U.S. government, corporations and banks. All issues tend to have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Fund shares.)

   We kept the Fund's average days to maturity relatively short - investing in securities with maturities of three months or less - to keep the portfolio more responsive to increases in interest rates. This strategy kept the average days to maturity in the 30- to 40-day range. On July 31, the average days to maturity was 39 days.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                              (continued)
--------------------------------------------------------------------------------

Q: What is your investment outlook?

A: Just following the close of the fiscal year, U.S. economic growth showed signs of moderating. At its August 8, 2006, meeting, the Fed paused and left the Federal Funds rate steady at 5.25%, but cautioned that it may need to resume increases in the future if inflationary pressures didn't ease in the months to come. Against that backdrop, we plan to maintain the Fund's conservative tone, emphasizing the highest credit quality and preservation of principal while seeking attractive income opportunities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

Temporary Cash Investments      49.4%
U.S. Corporate Bonds            41.3%
Mutual Fund                      4.8%
U.S. Government Securities       3.9%
Municipal Bonds                  0.6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

    1.   BNP Paribas, 6/26/07 (144A)                    4.27%
    2.   Federal Home Loan Mortgage Corp., 1/26/07      4.04
    3.   Wal-Mart Stores, 3/28/07                       3.56
    4.   Metlife Funding Corp., 5.29%, 8/18/06 (144A)   3.55
    5.   Dresner U.S. Finance, Inc., 5.175%, 8/10/06    3.44
    6.   General Electric Capital Corp., 12/8/06        3.09
    7.   SLM Corp., 8/20/07                             3.09
    8.   Wells Fargo & Co., 5.0%, 3/23/07               2.38
    9.   Morgan Stanley, 11/24/06                       2.38
   10.   ING Funding LLC, 5.06%, 8/21/06                2.37

* This list excludes derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06
--------------------------------------------------------------------------------

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share  7/31/06   7/31/05
Class 1 Shares              $1.00     $1.00
Class 2 Shares              $1.00     $1.00
Class 3 Shares              $1.00     $1.00

Distributions Per Share
--------------------------------------------------------------------------------

Per Share            Income        Short-Term       Long-Term
(8/1/05 - 7/31/06)   Dividends     Capital Gains    Capital Gains
Class 1 Shares       $0.0412       $   -            $   -
Class 2 Shares       $0.0386       $   -            $   -
Class 3 Shares       $0.0362       $   -            $   -

Yields*
--------------------------------------------------------------------------------

                     7-Day Annualized   7-Day Effective**
Class 1 Shares            5.26%              5.40%
Class 2 Shares            5.01%              5.11%
Class 3 Shares            4.76%              4.87%

*  Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class 1 Shares 3.66%, Class 2 shares 3.41% and Class 3 shares 3.15%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

   Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The performance of the Class 1 shares, Class 2 shares and Class 3 shares of the Fund includes the performance of the predecessor Fund's AmSouth Institutional Prime Obligation Money Market Fund Class 1 shares, Class 2 shares and Class 3 shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Institutional Money Market Fund was created through the reorganization of AmSouth Institutional Prime Obligation Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from February 1, 2006 through July 31, 2006.

Share Class                          1              2              3
--------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
On 2/1/06

Ending Account Value             $1,023.27      $1,022.12      $1,020.77
On 7/31/06

Expenses Paid During Period*     $    1.30      $    2.51      $    3.76

* Expenses are equal to the Fund's annualized expense ratio of 0.26%, 0.50% and 0.75% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                      (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2006 through July 31, 2006.

Share Class                          1              2              3
--------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
On 2/1/06

Ending Account Value             $1,023.51      $1,022.32      $1,021.08
On 7/31/06

Expenses Paid During Period*     $    1.30      $    2.51      $    3.76

* Expenses are equal to the Fund's annualized expense ratio of 0.26%, 0.50% and 0.75% for Class 1, Class 2 and Class 3 shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

                           S&P/Moody's
Principal     Floating     Ratings
Amount        Rate (b)     (unaudited)                                                          Value
                                         CORPORATE BONDS - 41.6%
                                         Capital Goods - 3.4%
                                         Construction, Farm Machinery &
                                         Heavy Trucks - 0.4%
$2,100,000        5.28          A/A2     Caterpillar Financial Services, 2/26/07         $  2,100,971
                                                                                         ------------
                                         Industrial Conglomerates - 3.0%
13,000,000        5.41        AAA/AAA    General Electric Capital Corp., 12/8/06         $ 13,003,124
                                                                                         ------------
                                         Total Capital Goods                             $ 15,104,095
                                                                                         ------------
                                         Food & Drug Retailing - 3.4%
                                         Hypermarkets & Supercenters - 3.4%
15,000,000        5.39         AA/AA3    Wal-Mart Stores, 3/28/07                        $ 14,996,053
                                                                                         ------------
                                         Total Food & Drug Retailing                     $ 14,996,053
                                                                                         ------------
                                         Banks - 12.9%
                                         Diversified Banks - 12.8%
 3,000,000        5.35         A+/Aa3    Bank of Ireland, 8/21/06 (144A)                 $  3,000,000
18,000,000        5.36         AA/AA3    BNP Paribas, 6/26/07 (144A)                       18,000,099
 5,000,000        5.48        AA-/Aa2    Credit Agricole, 7/23/07                           5,000,000
 8,000,000        5.43         NA/AA3    Credit Suisse New York, 9/26/06                    7,999,758
 6,100,000        5.22         AA/Aa1    Royal Bank of Scotland Plc, 11/24/06 (144A)        6,100,353
 6,500,000        5.42        AA-/AA1    Wells Fargo & Co., 9/15/06                         6,501,083
10,000,000        5.51        AA-/AA1    Wells Fargo & Co., 3/23/07                        10,006,605
                                                                                         ------------
                                                                                         $ 56,607,898
                                                                                         ------------
                                         Total Banks                                     $ 56,607,898
                                                                                         ------------
                                         Diversified Financials - 21.4%
                                         Consumer Finance - 6.8%
 5,000,000        5.35         A+/Aa3    American Express, 7/20/07                       $  5,000,000
 2,000,000                      A/A2     HSBC Finance Corp., 5.75%, 1/30/07                 2,000,719
 5,100,000        5.26         A/Aa3     HSBC Finance Corp., 2/28/07                        5,101,511
 3,750,000        5.20         A/Aa3     HSBC Finance Corp., 5/10/07                        3,751,125
 1,100,000        5.53          A/A2     SLM Corp., 9/15/06                                 1,100,295
13,000,000        5.38          A/A2     SLM Corp., 8/20/07                                13,001,316
                                                                                         ------------
                                                                                         $ 29,954,966
                                                                                         ------------
                                         Investment Banking & Brokerage - 8.8%
 3,400,000        5.60         A+/Aa3    Goldman Sachs Group, Inc., 3/30/07              $  3,402,768
 5,000,000        5.63         Aa3/A+    Goldman Sachs Group, Inc., 7/2/07                  5,006,846
 7,840,000        5.60         A+/AA3    Merrill Lynch & Co., 9/18/06                       7,842,257
 1,500,000        5.35         A+/AA3    Merrill Lynch & Co., 7/13/07                       1,500,187
 4,000,000        5.35         A+/Aa3    Merrill Lynch & Co., 8/24/07                       4,000,000
 6,827,000        5.64         A+/AA3    Morgan Stanley Dean Witter, 1/12/07                6,831,399
10,000,000        5.36         A+/AA3    Morgan Stanley, 11/24/06                          10,005,289
                                                                                         ------------
                                                                                         $ 38,588,746
                                                                                         ------------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                      (continued)
--------------------------------------------------------------------------------

                           S&P/Moody's
Principal     Floating     Ratings
Amount        Rate (b)     (unaudited)                                                        Value
                                         Diversified Financial Services - 1.9%
$5,000,000        5.48        AA-/AA1    Citigroup Global Markets, 2/23/07             $  5,004,723
 3,500,000        5.47        AAA/AAA    GE Capital Corp., 7/9/07                         3,502,622
                                                                                       ------------
                                                                                       $  8,507,345
                                                                                       ------------
                                         Specialized Finance - 3.9%
 8,500,000        5.20          A/A2     CIT Group, Inc., 8/18/06                      $  8,500,044
 2,600,000        5.37          A/A2     Citigroup, Inc., 2/15/07                         2,602,829
 6,000,000                      A/A2     National Rural Utilities, 6.5%, 3/1/07           6,033,170
                                                                                       ------------
                                                                                       $ 17,136,043
                                                                                       ------------
                                         Total Diversified Financials                  $ 94,187,100
                                                                                       ------------
                                         Insurance - 0.5%
                                         Life & Health Insurance - 0.5%
 2,000,000        5.50         AA/AA3    Met Life Global Funding I, 8/28/07 (144A)     $  2,001,156
                                                                                       ------------
                                         Total Insurance                               $  2,001,156
                                                                                       ------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $182,896,302)                           $182,896,302
                                                                                       ------------
                                         U.S. GOVERNMENT AGENCY
                                         OBLIGATIONS - 3.9%
17,000,000        5.20        AAA/AAA    Federal Home Loan Mortgage Corp., 1/26/07     $ 17,000,000
                                                                                       ------------
                                         TOTAL U.S. GOVERNMENT AGENCY
                                         OBLIGATIONS
                                         (Cost $17,000,000)                            $ 17,000,000
                                                                                       ------------
                                         MUNICIPAL BONDS - 0.6%
                                         Municipal Development - 0.6%
 2,775,000        5.35         NR/Aa1    Nassau County NY Industrial Development,
                                           11/1/14                                     $  2,775,000
                                                                                       ------------
                                         TOTAL MUNICIPAL BONDS
                                         (Cost $2,775,000)                             $  2,775,000
                                                                                       ------------


12 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                                         Value
                            TEMPORARY CASH INVESTMENTS - 49.8%
                            Commercial Paper - 49.8%
 $ 2,000,000      NR/NR     Banco Bilbao Vizcaya, 5.07%, 8/8/06 (144A)                     $  1,998,029
   8,000,000      NR/NR     Banco Bilbao Vizcaya, 5.28%, 8/4/06 (144A)                        7,996,480
   5,000,000      NR/NR     Bank of Montreal, 5.31%, 9/20/06 (144A)                           4,963,125
  10,000,000      NR/NR     Bank of Montreal, 5.34%, 9/28/06 (144A)                           9,913,967
   5,625,000      A1/P1     Caterpillar Financial Services Corp., 5.25%, 8/21/06 (144A)       5,608,594
   7,000,000      A1/P1     Caterpillar Financial Services Corp., 5.36%, 9/22/06              6,945,804
   5,000,000      NR/NR     Citigroup, Inc., 5.35%, 9/13/06 (144A)                            4,968,049
   5,000,000      NR/NR     Credit Suisse First Boston, 5.33%, 9/11/06 (144A)                 4,969,649
   5,000,000      NR/NR     Credit Suisse First Boston, 5.36%, 10/12/06 (144A)                4,946,400
   3,000,000      NR/NR     Deutsche Bank Financial LLC, 5.24%, 8/15/06                       2,993,887
  14,500,000      NR/NR     Dresner U.S. Finance, Inc., 5.175%, 8/10/06                      14,481,648
   5,000,000      A-1/NR    Fortis Bank SA, 5.43%, 10/10/06                                   5,000,000
   1,158,000     A-1+/P-1   General Electric Capital Corp., 5.24%, 8/16/06 (144A)             1,155,472
   6,600,000      NR/NR     HBOS Treasury Services Plc, 5.10%, 8/24/06 (144A)                 6,578,495
   4,300,000      NR/NR     HBOS Treasury Services Plc, 5.11%, 8/18/06 (144A)                 4,289,624
  10,000,000     A-1+/P-1   ING Funding LLC, 5.06%, 8/21/06 (144A)                            9,971,917
   4,000,000      NR/NR     Merrill Lynch & Co., 5.27%, 8/10/06 (144A)                        3,994,730
  15,000,000      NR/NR     Metlife Funding Corp., 5.29%, 8/18/06 (144A)                     14,962,530
   3,000,000      NR/NR     Nordea North America, Inc., 5.11%, 8/2/06 (144A)                  2,999,574
   6,000,000      NR/NR     Nordea North America, Inc., 5.29%, 9/11/06 (144A)                 5,963,852
   4,700,000      NR/NR     Paccar Financial, 5.03%, 8/9/06                                   4,694,746
  10,000,000      NR/NR     Prudential Funding LLC, 5.25%, 8/25/06                            9,965,000
   5,000,000     A-1+/P-1   Rabobank USA Financial Corp., 5.24%, 8/3/06 (144A)                4,998,544
  10,000,000      NR/NR     Royal Bank of Scotland, 5.34%, 9/27/06                            9,924,072
   6,500,000      NR/NR     Sigma-Aldrich, 5.03%, 8/1/06 (144A)                               6,500,000
   4,000,000      NR/NR     Sigma-Aldrich, 5.10%, 8/11/06 (144A)                              3,994,334
   5,000,000      NR/NR     Sigma-Aldrich, 5.10%, 8/15/06 (144A)                              4,990,083
   6,000,000      A-1/NR    Toronto Dominion Bank, 5.1%, 10/4/06                              5,998,900
   5,000,000     A-1/P-1    Toronto Dominion Holding USA, 5.24%, 9/18/06 (144A)               4,965,067
   3,000,000      NR/NR     UBS Finance (Delaware) LLC, 5.28%, 8/1/06                         3,000,000
   8,000,000      NR/NR     UBS Finance (Delaware) LLC, 5.365%, 10/10/06 (144A)               7,916,544
   6,000,000      NR/NR     UBS Finance LLC, 5.32%, 8/28/06 (144A)                            5,976,060
   4,000,000      NR/NR     Wal-Mart Stores, Inc., 5.26%, 8/1/06 (144A)                       4,000,000
   2,300,000      NR/NR     Westpac Banking Corp., 5.06%, 8/8/06 (144A)                       2,297,737
   8,400,000      NR/NR     Westpac Banking Corp., 5.09%, 8/22/06 (144A)                      8,375,157
   2,200,000      NR/NR     Westpac Banking Corp., 5.27%, 9/1/06 (144A)                       2,190,016
   4,000,000      NR/NR     Westpac Banking Corp., 5.29%, 9/15/06 (144A)                      3,973,550
                                                                                           ------------
                                                                                           $218,461,636
                                                                                           ------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $218,461,636)                                            $218,461,636
                                                                                           ------------


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                      (continued)
--------------------------------------------------------------------------------

               Floating
Shares         Rate (b)                                                              Value
                            MUTUAL FUND - 4.8%
21,236,659       5.19       BlackRock Liquidity Funds TempCash Portfolio      $ 21,236,659
                                                                              ------------
                            TOTAL MUTUAL FUND
                            (Cost $21,236,659)                                $ 21,236,659
                                                                              ------------
                            TOTAL INVESTMENT IN SECURITIES - 100.7%
                            (Cost $442,369,597)(a)                            $442,369,597
                                                                              ------------
                            OTHER ASSETS AND LIABILITIES - (0.7)%             $ (3,262,934)
                                                                              ------------
                            TOTAL NET ASSETS - 100.0%                         $439,106,663
                                                                              ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2006, the value of these securities amounted to $105,260,640 or 24.0% of total net assets.

NR    Not rated by either S&P or Moody's.

(a) At July 31, 2006, the cost for federal income tax purposes was $442,369,597.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2006 aggregated $11,570,363,420 and $11,568,070,145, respectively.


14 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $442,369,597)     $442,369,597
  Cash                                                          1,070,403
  Receivables -
    Fund shares sold                                                   26
    Interest                                                    1,450,410
    Due from Pioneer Investment Management, Inc.                    2,456
  Other                                                             1,249
                                                             ------------
      Total assets                                           $444,894,141
                                                             ------------
LIABILITIES:
  Payables -
    Investment securities purchased                          $  4,000,000
    Fund shares repurchased                                            26
    Dividends                                                   1,669,810
  Due to affiliates                                                18,465
  Accrued expenses                                                 99,177
                                                             ------------
      Total liabilities                                      $  5,787,478
                                                             ------------
NET ASSETS:
  Paid-in capital                                            $439,071,160
  Undistributed net investment income                              35,465
  Accumulated net realized gain on investments                         38
                                                             ------------
      Total net assets                                       $439,106,663
                                                             ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $85,668,820/85,624,480 shares)           $       1.00
                                                             ============
  Class 2 (based on $275,460,090/275,432,369 shares)         $       1.00
                                                             ============
  Class 3 (based on $77,977,753/77,968,414 shares)           $       1.00
                                                             ============


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06

INVESTMENT INCOME:
  Interest                                                              $17,203,862
                                                                        -----------
EXPENSES:
  Management fees                                        $775,265
  Transfer agent fees and expenses
    Class 1                                                 4,017
    Class 2                                                 2,743
    Class 3                                                 2,594
  Distribution fees
    Class 2                                               494,410
    Class 3                                               304,820
  Administrative reimbursements                           142,888
  Custodian fees                                           31,163
  Registration fees                                        63,620
  Professional fees                                       152,678
  Printing expense                                         11,743
  Fees and expenses of nonaffiliated trustees              20,750
  Miscellaneous                                            21,891
                                                         --------
      Total expenses                                                    $ 2,028,582
      Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                    (215,190)
      Less fees paid indirectly                                                   -
                                                                        -----------
      Net expenses                                                      $ 1,813,392
                                                                        -----------
       Net investment income                                            $15,390,470
                                                                        -----------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                      $        38
                                                                        -----------
  Net increase in net assets resulting from operations                  $15,390,508
                                                                        ===========


16 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/06 and 7/31/05

                                                            Year Ended         Year Ended
                                                              7/31/06            7/31/05
FROM OPERATIONS:
Net investment income                                    $     15,390,470   $      7,603,541
Net realized gain on investments                                       38                  -
                                                         ----------------   ----------------
    Net increase in net assets resulting
     from operations                                     $     15,390,508   $      7,603,541
                                                         ----------------   ----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class 1 ($0.04 and $0.02 per share, respectively)    $     (5,104,253)  $     (2,443,679)
    Class 2 ($0.04 and $0.02 per share, respectively)          (7,975,196)          (768,843)
    Class 3 ($0.04 and $0.02 per share, respectively)          (2,275,556)        (4,422,003)
                                                         ----------------   ----------------
     Total distributions to shareowners                  $    (15,355,005)  $     (7,634,525)
                                                         ----------------   ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  2,270,323,007   $  1,807,732,336
Capital Contributions                                                   -             52,000
Reinvestment of distributions                                     421,479            756,546
Cost of shares repurchased                                 (2,261,549,292)    (1,696,970,170)
                                                         ----------------   ----------------
    Net increase in net assets resulting from
     Fund share transactions                             $      9,195,194   $    111,570,712
                                                         ----------------   ----------------
    Net increase in net assets                           $      9,230,697   $    111,539,728
NET ASSETS:
Beginning of year                                             429,875,966        318,336,238
                                                         ----------------   ----------------
End of year (including undistributed net investment
  income of $35,465 and $0, respectively)                $    439,106,663   $    429,875,966
                                                         ================   ================


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

CLASS 1                        '06 Shares          '06 Amount         '05 Shares        '05 Amount
Shares sold                     564,083,049    $    564,082,504       689,760,101    $  689,759,879
Capital Contributions                     -                   -                 -            31,000
Reinvestment of
  distributions                     421,479             421,479           756,219           756,218
Less shares repurchased        (709,426,600)       (709,426,601)     (636,500,653)     (636,500,653)
                             --------------    ----------------      ------------    --------------
    Net increase
     (decrease)                (144,922,072)   $   (144,922,618)       54,015,667    $   54,046,444
                             ==============    ================      ============    ==============
CLASS 2
Shares sold                   1,379,140,772    $  1,379,140,490       779,908,849    $  779,908,859
Capital Contributions                     -                   -                 -            16,000
Reinvestment of
  distributions                           -                   -               326               326
Less shares repurchased      (1,257,124,921)     (1,257,124,923)     (716,097,339)     (716,097,339)
                             --------------    ----------------      ------------    --------------
    Net increase                122,015,851    $    122,015,567        63,811,836    $   63,827,846
                             ==============    ================      ============    ==============
CLASS 3
Shares sold                     327,100,107    $    327,100,013       338,063,214    $  338,063,598
Capital Contributions                     -                   -                 -             5,000
Reinvestment of
  distributions                           -                   -                 2                 2
Less shares repurchased        (294,997,768)       (294,997,768)     (344,372,178)     (344,372,178)
                             --------------    ----------------      ------------    --------------
    Net increase
     (decrease)                  32,102,339    $     32,102,245        (6,308,962)   $   (6,303,578)
                             ==============    ================      ============    ==============


18 The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Year Ended     Year Ended
                                                                       7/31/06 (b)      7/31/05
CLASS 1
Net asset value, beginning of period                                   $    1.00       $   1.00
                                                                       ---------       --------
Increase from investment operations:
 Net investment income                                                 $   0.041       $  0.021
 Net realized and unrealized gain (loss) on investments                    0.000(a)           -
                                                                       ---------       --------
  Net increase from investment operations                              $   0.041       $  0.021
Distributions to shareowners:
 Net investment income                                                    (0.041)        (0.021)
                                                                       ---------       --------
Capital Contributions                                                  $       -       $  0.000(a)
                                                                       ---------       --------
Net increase (decrease) in net asset value                             $       -       $      -
                                                                       ---------       --------
Net asset value, end of period                                         $    1.00       $   1.00
                                                                       =========       ========
Total return*                                                               4.20%          2.17%
Ratio of net expenses to average net assets+                                0.26%          0.25%
Ratio of net investment income to average net assets+                       3.95%          2.19%
Net assets, end of period (in thousands)                               $  85,669       $230,573
Ratios with no waiver of management fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.33%          0.40%
 Net investment income                                                      3.88%          2.04%
Ratios with waiver of management fees and assumptions of expenses by
 Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.26%          0.25%
 Net investment income                                                      3.95%          2.19%

                                                                       Year Ended   Year Ended   Year Ended
                                                                         7/31/04      7/31/03      7/31/02
CLASS 1
Net asset value, beginning of period                                    $   1.00     $   1.00     $   1.00
                                                                        --------     --------     --------
Increase from investment operations:
 Net investment income                                                  $  0.009     $  0.012     $  0.021
 Net realized and unrealized gain (loss) on investments                        -            -            -
                                                                        --------     --------     --------
  Net increase from investment operations                               $  0.009     $  0.012     $  0.021
Distributions to shareowners:
 Net investment income                                                    (0.009)      (0.012)      (0.021)
                                                                        --------     --------     --------
Capital Contributions                                                   $      -     $      -     $      -
                                                                        --------     --------     --------
Net increase (decrease) in net asset value                              $      -     $      -     $      -
                                                                        --------     --------     --------
Net asset value, end of period                                          $   1.00     $   1.00     $   1.00
                                                                        ========     ========     ========
Total return*                                                               0.86%        1.19%        2.09%
Ratio of net expenses to average net assets+                                0.25%        0.26%        0.25%
Ratio of net investment income to average net assets+                       0.85%        1.20%        2.08%
Net assets, end of period (in thousands)                                $176,540     $175,778     $250,091
Ratios with no waiver of management fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.41%        0.41%        0.39%
 Net investment income                                                      0.69%        1.05%        1.94%
Ratios with waiver of management fees and assumptions of expenses by
 Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.25%        0.26%        0.25%
 Net investment income                                                      0.85%        1.20%        2.08%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Year Ended     Year Ended
                                                                       7/31/06 (b)      7/31/05
CLASS 2
Net asset value, beginning of period                                    $   1.00       $   1.00
                                                                        --------       --------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.039       $  0.019
 Net realized and unrealized gain on investments                           0.000(a)           -
                                                                        --------       --------
  Net increase from investment operations                               $  0.039       $  0.019
Distributions to shareowners:
 Net investment income                                                    (0.039)        (0.019)
                                                                        --------       --------
Capital Contributions                                                   $      -       $  0.000(a)
                                                                        --------       --------
Net increase (decrease) in net asset value                              $      -       $      -
                                                                        --------       --------
Net asset value, end of period                                          $   1.00       $   1.00
                                                                        ========       ========
Total return*                                                               3.95%          1.92%
Ratio of net expenses to average net assets+                                0.50%          0.51%
Ratio of net investment income to average net assets+                       4.00%          1.98%
Net assets, end of period (in thousands)                                $275,460       $153,432
Ratios with no waiver of management fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.55%          0.66%
 Net investment income                                                      3.95%          1.83%
Ratios with waiver of management fees and assumptions of expenses by
 Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.50%          0.51%
 Net investment income                                                      4.00%          1.98%

                                                                       Year Ended   Year Ended   Year Ended
                                                                         7/31/04      7/31/03      7/31/02
CLASS 2
Net asset value, beginning of period                                    $   1.00     $   1.00     $   1.00
                                                                        --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.006     $  0.009     $  0.018
 Net realized and unrealized gain on investments                               -            -            -
                                                                        --------     --------     --------
  Net increase from investment operations                               $  0.006     $  0.009     $  0.018
Distributions to shareowners:
 Net investment income                                                    (0.006)      (0.009)      (0.018)
                                                                        --------     --------     --------
Capital Contributions                                                   $      -     $      -     $      -
                                                                        --------     --------     --------
Net increase (decrease) in net asset value                              $      -     $      -     $      -
                                                                        --------     --------     --------
Net asset value, end of period                                          $   1.00     $   1.00     $   1.00
                                                                        ========     ========     ========
Total return*                                                               0.61%        0.93%        1.83%
Ratio of net expenses to average net assets+                                0.50%        0.51%        0.50%
Ratio of net investment income to average net assets+                       0.60%        0.92%        1.91%
Net assets, end of period (in thousands)                                $ 89,613     $193,468     $207,511
Ratios with no waiver of management fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.66%        0.66%        0.64%
 Net investment income                                                      0.44%        0.77%        1.77%
Ratios with waiver of management fees and assumptions of expenses by
 Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.50%        0.51%        0.50%
 Net investment income                                                      0.60%        0.92%        1.91%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Year Ended     Year Ended
                                                                       7/31/06 (b)      7/31/05
CLASS 3
Net asset value, beginning of period                                    $   1.00       $   1.00
                                                                        --------       --------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.036       $  0.017
 Net realized and unrealized gain (loss) on investments                        -              -
                                                                        --------       --------
  Net increase from investment operations                               $  0.036       $  0.017
Distributions to shareowners:
 Net investment income                                                    (0.036)        (0.017)
                                                                        --------       --------
Capital Contributions                                                   $      -       $  0.000(a)
                                                                        --------       --------
Net increase (decrease) in net asset value                              $      -       $      -
                                                                        --------       --------
Net asset value, end of period                                          $   1.00       $   1.00
                                                                        ========       ========
Total return*                                                               3.70%          1.67%
Ratio of net expenses to average net assets+                                0.75%          0.76%
Ratio of net investment income to average net assets+                       3.71%          1.61%
Net assets, end of period (in thousands)                                $ 77,978       $ 45,871
Ratios with no waiver of management fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.80%          0.91%
 Net investment income                                                      3.66%          1.46%
Ratios with waiver of management fees and assumptions of expenses by
 Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.75%          0.76%
 Net investment income                                                      3.71%          1.61%

                                                                       Year Ended   Year Ended   Year Ended
                                                                         7/31/04      7/31/03      7/31/02
CLASS 3
Net asset value, beginning of period                                    $   1.00     $   1.00     $   1.00
                                                                        --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                                  $  0.004     $  0.007     $  0.016
 Net realized and unrealized gain (loss) on investments                        -            -            -
                                                                        --------     --------     --------
  Net increase from investment operations                               $  0.004     $  0.007     $  0.016
Distributions to shareowners:
 Net investment income                                                    (0.004)      (0.007)      (0.016)
                                                                        --------     --------     --------
Capital Contributions                                                   $      -     $      -     $      -
                                                                        --------     --------     --------
Net increase (decrease) in net asset value                              $      -     $      -     $      -
                                                                        --------     --------     --------
Net asset value, end of period                                          $   1.00     $   1.00     $   1.00
                                                                        ========     ========     ========
Total return*                                                               0.36%        0.68%        1.58%
Ratio of net expenses to average net assets+                                0.75%        0.76%        0.75%
Ratio of net investment income to average net assets+                       0.35%        0.77%        1.50%
Net assets, end of period (in thousands)                                $ 52,183     $ 91,824     $210,031
Ratios with no waiver of management fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.91%        0.91%        0.89%
 Net investment income                                                      0.19%        0.62%        1.36%
Ratios with waiver of management fees and assumptions of expenses by
 Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.75%        0.76%        0.75%
 Net investment income                                                      0.35%        0.77%        1.50%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

   The accompanying notes are an integral part of these financial statements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. AmSouth Institutional Prime Obligations Money Market Fund transferred all of the net assets of Class 1, 2 and 3 shares into the Fund's Class 1, 2 and 3 shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Institutional Prime Obligations Money Market Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high quality short-term securities.

The Fund offers three classes of shares designated as - Class 1, Class 2, and Class 3. Shares of Class 1, Class 2, and Class 3 each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class 2 and Class 3, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to that documents when considering the Fund's risks.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                  2006             2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income             $15,355,005      $7,634,525
  Long-term capital gain                -               -
                              -----------      ----------
    Total                     $15,355,005      $7,634,525
                              ===========      ==========
--------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                                (continued)
--------------------------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                        2006
--------------------------------------------------------------------------------
  Undistributed ordinary income     $ 1,705,313
  Current Year Dividend Payable      (1,669,810)
                                    -----------
    Total                           $    35,503
                                    ===========
--------------------------------------------------------------------------------

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class 1, Class 2, and Class 3 of the Fund, respectively (see
   Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

Effective September 23, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2008.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.20% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a fee computed based on an annual percentage of 0.10% of the average daily net assets of the Fund.

As of July 31, 2005, AmSouth Bank voluntarily contributed $52,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                                (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2006, $10,428 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $5,109 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services Ohio, Inc. was the transfer agent and shareholder servicing agent of the Fund.

4. Distribution Plan

The Fund adopted Plans of Distribution with respect to Class 2 and Class 3 shares (Class 2 Plan and Class 3 Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class 2 Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a distribution and service fee of up to 0.25% of the average daily net assets attributable to Class 2 shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class 2 shares. Pursuant to the Class 3 Plan, the Fund pays PFD a distribution and service fee 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in due to affiliates is $2,928 in distribution fees payable to PFD at July 31, 2006.

5. Expense Offset Arrangements

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS, and BISYS Ohio had voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Institutional Money Market:
We have audited the accompanying statement of assets and liabilities of Pioneer Institutional Money Market Fund (formerly AmSouth Institutional Prime Obligation Money Market Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Institutional Money Market Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
September 15, 2006

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held          Length of Service
Name and Age               With the Fund           and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the         Trustee since 2005.
                           Board,                  Serves until successor
                           Trustee and President   trustee is elected or
                                                   earlier retirement or
                                                   removal.

                                                                                       Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset      Chairman (until June
                           Management S.p.A. ("PGAM"); Non-Executive Chairman          2006) and Director of
                           and a Director of Pioneer Investment Management             ICI Mutual Insurance
                           USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer;   Company; Director of
                           Chairman and Director of Pioneer Institutional Asset        Harbor Global Company,
                           Management, Inc. (since 2006), Director of Pioneer          Ltd.
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc.
                           (since 2003); Director of Cole Investment Corporation
                           (since 2004); Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of the Pioneer
                           Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock **(62)           Trustee          Trustee since 2005.
3050 K. Street NW,                              Serves until successor
Washington, DC 20007                            trustee is elected or
                                                earlier retirement or
                                                removal.

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2005.
3509 Woodbine Street,                           Serves until
Chevy Chase, MD 20815                           successor trustee
                                                is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Trustee          Trustee since 2005.
1001 Sherbrooke Street West,                    Serves until successor
Montreal, Quebec, Canada                        trustee is elected or
H3A 1G5                                         earlier retirement or
                                                removal.
--------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                  by this Trustee
David R. Bock **(62)           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                               Advisors (boutique merchant bank) (2002 to 2004);            affordable housing
                               Executive Vice President and Chief Financial Officer,        finance company);
                               Pedestal Inc. (internet-based mortgage trading company)      Director of New York
                               (2000 - 2002).                                               Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm).                                              Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated material
                                                                                            products manufacturer),
                                                                                            Director of Briggs &
                                                                                            Stratton Co. (engine
                                                                                            manufacturer) Director of
                                                                                            Mortgage Guaranty
                                                                                            Insurance Corporation,
                                                                                            and Director of UAL
                                                                                            Corporation (airline
                                                                                            holding company)
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Desautels, Faculty of Management, McGill University.
Montreal, Quebec, Canada
H3A 1G5
-------------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Thomas J. Perna (55)            Trustee         Trustee since
89 Robbins Avenue,                              February 2006.
Berkeley Heights, NJ 07922                      Serves until successor
                                                trustee is elected or
                                                earlier retirement or
                                                removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee         Trustee since 2005.
One Boston Place, 28th Floor,                   Serves until successor
Boston, MA 02108                                trustee is elected or
                                                earlier retirement or
                                                removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee         Trustee since 2005.
One North Adgers Wharf,                         Serves until successor
Charleston, SC 29401                            trustee is elected or
                                                earlier retirement or
                                                removal.
--------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years                 by this Trustee
Thomas J. Perna (55)            Private investor (2004 - present); Senior Executive Vice    Director of Quadriserv
89 Robbins Avenue,              President, The Bank of New York (financial and securities   Inc. (technology products
Berkeley Heights, NJ 07922      services) (1986 - 2004).                                    for securities lending
                                                                                            industry)
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)




President and Chief Executive Officer, Newbury, Piret
& Director of New America
One Boston Place, 28th Floor,   Company, Inc.
(investment banking firm).
 High Income Fund, Inc.
Boston, MA 02108                                                                            (closed-end investment
                                                                                            company)
------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc.                        None
One North Adgers Wharf,         (private investment firm).
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Osbert M. Hood (53)**        Executive Vice        Trustee since 2005.
                             President             Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary             Since 2005.
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary   Since 2005.
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                 by this Officer
Osbert M. Hood (53)**        President and Chief Executive Officer, PIM-USA since        Trustee of certain
                             May 2003 (Director since January 2001; Executive            Pioneer Funds.
                             Vice President and Chief Operating Officer from
                             November 2000 - May 2003); Director of PGAM since
                             June 2003; President and Director of Pioneer since
                             May 2003; President and Director of Pioneer Institutional
                             Asset Management, Inc. since February 2006; Chairman
                             and Director of Pioneer Investment Management
                             Shareholder Services, Inc. ("PIMSS") since May 2003;
                             Director of PFD since May 2006; Director of Oak Ridge
                             Investments, L.L.C. (a registered investment adviser
                             in which PIM USA owns a minority interest) since
                             January 2005; Director of Vanderbilt Capital Advisors, LLC
                             (an institutional investment adviser wholly-owned by PIM
                             USA) since June 2006; Executive Vice President of all of
                             the Pioneer Funds since June 2003
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal         None
                             of Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries; Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003).
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Vice President and Senior Counsel of Pioneer since          None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001;  Assistant
                             Secretary of all Pioneer Funds since September 2003.
----------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Christopher P. Harvey (45)   Assistant Secretary   Since July 2006
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2005.
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer   Since 2005.
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2005.
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer   Since 2005.
                                                   Serves at the
                                                   discretion of Board.
--------------------------------------------------------------------------------

                                                                                           Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                   by this Officer
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and       None
                             Assistant Secretary of all Pioneer Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration              None
                             and Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer             None
                             and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003; Assistant
                             Treasurer and Vice President, MFS Investment
                             Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since
                             November 2004.
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting,                   None
                             Administration and Controllership Services of Pioneer; and
                             Assistant Treasurer of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,                    None
                             Administration and Controllership Services of Pioneer; and
                             Assistant Treasurer of all of the Pioneer Funds since
                             May 2002.
------------------------------------------------------------------------------------------------------------------------

Pioneer Institutional Money Market Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Fund         and Term of Office
Katherine Kim Sullivan (32)   Assistant Treasurer   Since 2005.
                                                    Serves at the
                                                    discretion of Board.
--------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance      Since March, 2006.
                              Officer               Serves at the
                                                    discretion of Board.
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years              by this Officer
Katherine Kim Sullivan (32)   Fund Administration Manager - Fund Accounting,           None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank
                              Asset Management); Pioneer Fund Accounting,
                              Administration and Controllership Services (Fund
                              Accounting Manager from August 1999 to May 2002)
                              and Assistant Treasurer of all Pioneer Funds since
                              September 2003.
---------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and Pioneer Funds    None
                              since March 2006; Vice President and Senior Counsel of
                              Pioneer since September 2004; and Senior Vice President
                              and Counsel, State Street Research & Management
                              Company (February 1998 to September 2004).
---------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address            ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                            www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                    TREASURY
                                    RESERVES
                                      FUND

                                     Annual
                                     Report

                                     7/31/06

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            7
Performance Update                                           8
Comparing Ongoing Fund Expenses                              9
Schedule of Investments                                     11
Financial Statements                                        13
Notes to Financial Statements                               19
Report of Independent Registered Public Accounting Firm     25
Trustees, Officers and Service Providers                    26

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.


Respectfully,
/s/ Osbert M. Hood


Osbert M. Hood
President
Pioneer Investment Management, Inc.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

Short-term interest rates trended higher during the 12 months ended July 31, 2006, as a result of the Federal Reserve Board's (the Fed's) proactive efforts to control inflation. With economic growth strong and energy and commodity prices soaring, the Fed tightened credit by raising the most influential short-term interest rate - the Federal Funds rate - eight times during Pioneer Treasury Reserves Fund's past fiscal year. As a result, this key interest rate climbed from 3.25% to 5.25% during the period under review and pushed yields on money market securities higher - contributing to more favorable returns for your portfolio.

In the following interview, Seth Roman discusses this rising-rate environment and his efforts to capture the higher income potential for the Fund during the past fiscal year. In March, Mr. Roman joined Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund. Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005.

Q:  How did the Fund perform during the year ended July 31, 2006?

A: Class A shares of Pioneer Treasury Reserves Fund's seven-day yield on July 31, 2006 was 4.73%, compared with 2.22% 6 months ago. For the 12 months ended July 31, 2006, the Fund had a total return of 3.36% at net asset value. In comparison, the average return for the 85 funds in Lipper's U.S. Treasury Money Market Funds category was 3.47%, while the Fund's benchmark, the Merrill-Lynch 90-day T-Bill Index returned 4.18%.

    We believe the Fund's underperformance relative to the 90-day U.S. Treasury bill and its peer group was due to its relatively short average days to maturity in the first few months of the reporting period, since securities with shorter maturities generally have lower yields. Since late September, when the Fund came under management at Pioneer, we have endeavored to extend the Fund's average days to maturity to take advantage of market fluctuations and lock in the higher yields.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What was the investment environment like during the past fiscal year?

A: The Fed remained vigilant for inflationary pressures in the U.S. economy throughout the fiscal year. Even when Federal Reserve Chairman Alan Greenspan stepped down and Ben Bernanke took over the post on February 1, 2006, the Federal Reserve Board continued to raise rates in response to generally strong economic numbers, rising energy and commodity prices, and increasing labor costs. Higher interest rates make borrowing money more costly and help to slow economic growth. After more than two years and 17 consecutive interest rate increases, the Federal Funds rate stood at 5.25% at the close of the fiscal year on July 31, 2006.

Q:  What were your principal strategies?

A: Our goal as we manage the Fund is to maintain a constant $1.00 net asset value and pass along the net income in the form of yield distributions. Understandably, the Fund's yield will change in response to market conditions - rising when interest rates are increasing and declining when rates are falling. The rising-interest rate environment created opportunities for us to reinvest the proceeds from the sale of maturing holdings in higher-yielding money-market securities.

    We also took advantage of seasonal factors to capture more competitive yields when opportunities presented themselves. For instance, when tax revenues are not keeping pace with expenses, the Federal Government may need additional financing to meet budget demands. During such periods, yields may be increased to attract buyers - which would provide us with the opportunity to pick up relatively higher yields.

    To help maintain a stable net asset value, we are committed to exemplary credit quality. The Fund invests exclusively in high-quality money market securities issued by the U.S. Treasury and agencies of the U.S. government, such as the Federal

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------

    National Mortgage Association (FNMA) and the Federal Home Loan Bank
    (FHLB).

    We kept the Fund's average days to maturity relatively short-investing in securities with maturities of three months or less to keep the portfolio more responsive to increases in interest rates. This strategy kept the average days to maturity in the 20- to 30-day range. On July 31, the Fund's average days to maturity was 27 days.

Q:  What is your investment outlook?

A: Just following the close of the fiscal year, U.S. economic growth showed signs of moderating. At its August 8, 2006 meeting, the Fed paused and left the Federal Funds rate steady at 5.25%, but cautioned that it may need to resume increases in the future if inflationary pressures do not ease in the months to come. Against this backdrop, we shall maintain the Fund's conservative tone, emphasizing the highest credit quality and preservation of principal, while seeking attractive income opportunities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


Temporary Cash Investments          62.7%
Mutual Funds                         4.9%
U.S. Government Agency Obligations  32.4%


Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*


1.   U.S. Treasury Bonds, 6.5%, 10/15/06                     33.96%
2.   Federal National Mortgage Association, 5.2%, 8/14/06    12.61
3.   U.S. Treasury Bill, 0.0%, 8/17/06                       12.29
4.   U.S. Treasury Bonds, 2.5%, 9/30/06                      12.27
5.   U.S. Treasury Bonds, 2.875%, 11/30/06                   12.22
6.   U.S. Treasury Bill, 0.0%, 11/30/06                       7.57
7.   U.S. Treasury Bonds, 2.25%, 2/15/07                      6.06
8.   U.S. Treasury Bill, 0.0%, 12/28/06                       3.01

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06

Share Prices
-----------------------------------------------------------------------------

Net Asset Value Per Share    7/31/06   7/31/05
  Class A Shares            $1.00     $1.00
  Class Y Shares            $1.00     $1.00

Distributions
-----------------------------------------------------------------------------

                     Net
Per Share            Investment     Short-Term       Long-Term
(8/1/05 - 7/31/06)   Income         Capital Gains    Capital Gains
  Class A Shares     $0.0330        $   -            $   -
  Class Y Shares     $0.0349        $   -            $   -

Yields*
-----------------------------------------------------------------------------

                    7-Day Annualized   7-Day Effective**
  Class A Shares         4.62%              4.73%
  Class Y Shares         4.78%              4.89%

*  Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends.

   The performance of the Class A shares and Class Y shares of the Fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

   Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on actual returns from February 1, 2006 through July 31, 2006.

Share Class                                  A              Y
---------------------------------------------------------------
 Beginning Account Value On 2/1/06     $1,000.00      $1,000.00
 Ending Account Value On 7/31/06       $1,019.13      $1,020.30
 Expenses Paid During Period*          $    4.51      $    3.46

* Expenses are equal to the Fund's annualized expense ratio of 0.90% and 0.69% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2006 through July 31, 2006.


Share Class                                  A              Y
---------------------------------------------------------------
 Beginning Account Value On 2/1/06     $1,000.00      $1,000.00
 Ending Account Value On 7/31/06       $1,020.33      $1,021.37
 Expenses Paid During Period*          $    5.31      $    4.06

* Expenses are equal to the Fund's annualized expense ratio of 0.90% and 0.69% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

  Principal
     Amount                                                                   Value
                   U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.1%
$ 4,102,000        Federal National Mortgage Association,
                   5.2%, 8/14/06                                       $  4,094,299
  4,000,000        U.S. Treasury Bill, 0.0%, 8/17/06                      3,991,580
  2,500,000        U.S. Treasury Bill, 0.0%, 11/30/06                     2,457,623
  1,000,000        U.S. Treasury Bill, 0.0%, 12/28/06                       978,871
  2,000,000        U.S. Treasury Bonds, 2.25%, 2/15/07                    1,968,232
  4,000,000        U.S. Treasury Bonds, 2.5%, 9/30/06                     3,983,505
  4,000,000        U.S. Treasury Bonds, 2.875%, 11/30/06                  3,968,489
 11,000,000        U.S. Treasury Bonds, 6.5%, 10/15/06                   11,027,844
                                                                       ------------
                                                                       $ 32,470,443
                                                                       ------------
                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $20,948,070)                                  $ 32,470,443
                                                                       ------------
     Shares
                   MUTUAL FUNDS - 4.9%
  4,950,728        BlackRock Liquidity Funds FedFund Portfolio         $  4,950,728
                                                                       ------------
                   TOTAL MUTUAL FUNDS
                   (Cost $4,950,728)                                   $  4,950,728
                                                                       ------------
Principal
Amount
                   TEMPORARY CASH INVESTMENTS - 62.4%
                   Repurchase Agreement - 62.4%
$16,000,000        Bear Stearns, 5.2%, dated 7/31/06, repurchase
                   price of $16,000,000 plus accrued interest on
                   8/1/06 collateralized by $16,899,000
                   U.S. Treasury Note, 3.625%, 7/15/09                 $ 16,000,000
 15,000,000        Deutsche Bank, 5.2%, dated 7/31/06, repur-
                   chase price of $15,000,000 plus accrued interest
                   on 8/1/06 collateralized by $15,416,000
                   U.S. Treasury Note, 3.5%, 5/31/07                     15,000,000
 15,000,000        Lehman Brothers, 5.18%, dated 7/31/06, repur-
                   chase price of $15,000,000 plus accrued interest
                   on 8/1/06 collateralized by $15,301,000
                   U.S. Treasury Note, 5.0%, 7/31/08                     15,000,000

The accompanying notes are an integral part of these financial statements.   11

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

  Principal
     Amount                                                                 Value
$17,000,000      UBS Warburg, Inc., 5.2%, dated 7/31/06, repur-
                 chase price of $17,000,000 plus accrued interest
                 on 8/1/06 collateralized by $17,340,000
                 U.S. Treasury Note, 5.0%, 7/31/08                   $ 17,000,000
                                                                     ------------
                                                                     $ 63,000,000
                                                                     ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $74,522,373)                                  $ 63,000,000
                                                                     ------------
                 TOTAL INVESTMENT IN SECURITIES - 99.4%
                 (Cost $100,421,171) (a)                             $100,421,171
                                                                     ------------
                 OTHER ASSETS AND LIABILITIES - 0.6%                 $    652,549
                                                                     ------------
                 TOTAL NET ASSETS - 100.0%                           $101,073,720
                                                                     ============

(a) At July 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $100,421,171 was as follows:

Aggregate gross unrealized gain for all investments in which there
is an excess of value over tax cost                                   $          -
Aggregate gross unrealized loss for all investments in which there
is an excess of tax cost over value                                              -
                                                                      ------------
Net unrealized gain                                                   $          -
                                                                      ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2006 aggregated $12,610,969,463 and $12,679,972,242, respectively.


12  The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (cost $37,421,171)             $ 37,421,171
  Repurchase Agreements (cost $63,000,000)                  63,000,000
  Cash                                                         609,561
  Receivables -
    Fund shares sold                                           127,375
    Interest                                                   318,791
  Other                                                          2,679
                                                          ------------
      Total assets                                        $101,479,577
                                                          ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                               $        346
    Dividends                                                  274,151
  Due to affiliates                                             48,079
  Accrued expenses                                              72,954
  Other                                                         10,327
                                                          ------------
      Total liabilities                                   $    405,857
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $101,069,831
  Undistributed net investment income                            6,727
  Accumulated net realized loss on investments                  (2,838)
                                                          ------------
      Total net assets                                    $101,073,720
                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $31,687,016/31,642,608 shares)        $       1.00
                                                          ============
  Class Y (based on $69,386,704/69,322,364 shares)        $       1.00
                                                          ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06

INVESTMENT INCOME:
    Interest                                                            $4,944,438
                                                                        ----------
EXPENSES:
  Management fees                                        $487,648
  Transfer agent fees and expenses
    Class A                                                40,325
    Class Y                                                23,226
  Distribution fees
    Class A                                                75,132
    Class Y                                                13,192
  Administrative reimbursements                            60,604
  Custodian fees                                           34,443
  Registration fees                                        85,802
  Professional fees                                        70,960
  Printing expense                                         16,203
  Fees and expenses of nonaffiliated trustees               9,603
  Miscellaneous                                             7,133
                                                         --------
      Total expenses                                                    $  924,271
      Less management fees waived and expenses
       reimbursed by Advisors                                              (28,121)
                                                                        ----------
      Net expenses                                                      $  896,150
                                                                        ----------
       Net investment income                                            $4,048,288
                                                                        ----------
  Net increase in net assets resulting from operations                  $4,048,288
                                                                        ==========

14 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/06 and 7/31/05

                                                        Year Ended       Year Ended
                                                          7/31/06          7/31/05
FROM OPERATIONS:
Net investment income                                 $    4,048,288   $    2,967,353
                                                      --------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.0330 and $0.0160 per share,
     respectively)                                    $   (1,560,701)  $   (1,155,649)
    Class Y ($0.0349 and $0.0170 per share,
     respectively)                                        (2,480,860)      (1,815,300)
                                                      --------------   --------------
     Total distributions to shareowners               $   (4,041,561)  $   (2,970,949)
                                                      --------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $  239,261,067   $  403,686,814
Capital contributions                                              -          123,000
Reinvestment of distributions                                951,970          587,558
Cost of shares repurchased                              (305,953,707)    (444,697,589)
                                                      --------------   --------------
    Net decrease in net assets resulting from
     Fund share transactions                          $  (65,740,670)  $  (40,300,217)
                                                      --------------   --------------
    Net decrease in net assets                        $  (65,733,943)  $  (40,303,813)
NET ASSETS:
Beginning of year                                        166,807,663      207,111,476
                                                      --------------   --------------
End of year (including undistributed net investment
  income of $6,727 and $0, respectively)              $  101,073,720   $  166,807,663
                                                      ==============   ==============

The accompanying notes are an integral part of these financial statements.   15

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                              '06 Shares        '06 Amount        '05 Shares        '05 Amount
CLASS A
Shares sold                    93,516,006    $   93,515,743       163,300,620    $  163,300,493
Capital contributions                   -                 -                 -            51,000
Reinvestment of
  distributions                   756,389           756,389           331,411           331,411
Less shares repurchased      (133,381,487)     (133,381,487)     (165,817,480)     (165,817,480)
                             ------------    --------------      ------------    --------------
    Net decrease              (39,109,092)   $  (39,109,355)       (2,185,449)   $   (2,134,576)
                             ============    ===============     =============   ==============
CLASS Y
Shares sold                   145,745,693    $  145,745,324       240,386,476    $  240,386,321
Capital contributions                   -                 -                 -            72,000
Reinvestment of
  distributions                   195,581           195,581           256,147           256,147
Less shares repurchased      (172,572,220)     (172,572,220)     (278,880,109)     (278,880,109)
                             ------------    --------------      ------------    --------------
    Net decrease              (26,630,946)   $  (26,631,315)      (38,237,486)   $  (38,165,641)
                             =============   ===============     =============   ===============

16 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
                                                                  7/31/06 (b)      7/31/05
CLASS A
Net asset value, beginning of period                                 $  1.00      $  1.00
                                                                     -------      -------
Increase from investment operations:
 Net investment income                                               $  0.03      $  0.02
                                                                     -------      -------
Distributions to shareowners:
 Net investment income                                               $ (0.03)     $ (0.02)
                                                                     -------      -------
Capital contributions                                                $     -      $     -(a)
                                                                     -------      -------
Net asset value, end of period                                       $  1.00      $  1.00
                                                                     =======      =======
Total return*                                                           3.36%        1.62%
Ratio of net expenses to average net assets+                            0.90%        0.70%
Ratio of net investment loss to average net assets+                     3.36%        1.62%
Net assets, end of period (in thousands)                             $31,687      $70,793
Ratios with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                           0.92%        0.69%
 Net investment income                                                  3.34%        1.63%
Ratios with waiver of management fees and assumption of
 expenses by the Advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.90%        0.70%
 Net investment income                                                  3.36%        1.62%

Pioneer Treasury Reserves Fund
-----------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended
                                                                     7/31/04      7/31/03      7/31/02
CLASS A
Net asset value, beginning of period                                $ 1.00       $  1.00      $  1.00
                                                                    -------      -------      -------
Increase from investment operations:
 Net investment income                                              $    -(a)    $  0.01      $  0.01
                                                                    -------      -------      -------
Distributions to shareowners:
 Net investment income                                              $    -(a)    $ (0.01)     $ (0.01)
                                                                    -------      -------      -------
Capital contributions                                               $    -       $     -      $     -
                                                                    -------      -------      -------
Net asset value, end of period                                      $ 1.00       $  1.00      $  1.00
                                                                    =======      =======      =======
Total return*                                                         0.25%         0.56%        1.53%
Ratio of net expenses to average net assets+                          0.77%         0.84%        0.79%
Ratio of net investment loss to average net assets+                   0.26%         0.60%        1.54%
Net assets, end of period (in thousands)                            $72,929      $46,753      $98,582
Ratios with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                         1.02%         1.01%        0.96%
 Net investment income                                                0.01%         0.43%        1.37%
Ratios with waiver of management fees and assumption of
 expenses by the Advisor and reduction for fees paid indirectly:
 Net expenses                                                         0.77%         0.84%        0.79%
 Net investment income                                                0.26%         0.60%        1.54%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
                                                                  7/31/06 (b)      7/31/05
CLASS Y
Net asset value, beginning of period                                 $  1.00      $  1.00
                                                                     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $  0.03      $  0.02
                                                                     -------      -------
Distributions to shareowners:
 Net investment income                                               $ (0.03)     $ (0.02)
                                                                     -------      -------
Capital contributions                                                $     -      $     -(a)
                                                                     -------      -------
Net asset value, end of period                                       $  1.00      $  1.00
                                                                     =======      =======
Total return*                                                           3.56%        1.67%
Ratio of net expenses to average net assets+                            0.69%        0.65%
Ratio of net investment income (loss) to average net assets+            3.59%        1.60%
Net assets, end of period (in thousands)                             $69,387      $96,014
Ratios with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                           0.72%        0.85%
 Net investment income                                                  3.57%        1.40%
Ratios with waiver of management fees and assumption of
 expenses by the Advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.69%        0.65%
 Net investment income                                                  3.59%        1.60%


Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                    Year Ended    Year Ended   Year Ended
                                                                      7/31/04       7/31/03      7/31/02
CLASS Y
Net asset value, beginning of period                                 $   1.00       $  1.00      $   1.00
                                                                     --------       -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                        $      -(a)    $  0.01      $   0.02
                                                                     --------       -------      --------
Distributions to shareowners:
 Net investment income                                               $      -(a)    $ (0.01)     $  (0.02)
                                                                     --------       -------      --------
Capital contributions                                                $      -       $     -      $      -
                                                                     --------       -------      --------
Net asset value, end of period                                       $   1.00       $  1.00      $   1.00
                                                                     ========       =======      ========
Total return*                                                            0.33%         0.71%         1.68%
Ratio of net expenses to average net assets+                             0.69%         0.68%         0.65%
Ratio of net investment income (loss) to average net assets+             0.35%         0.78%         1.70%
Net assets, end of period (in thousands)                             $134,182       $41,676      $218,404
Ratios with no waiver of management fees and assumption
 of expenses by the Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                            0.92%         0.90%         0.86%
 Net investment income                                                   0.12%         0.56%         1.49%
Ratios with waiver of management fees and assumption of
 expenses by the Advisor and reduction for fees paid indirectly:
 Net expenses                                                            0.69%         0.68%         0.65%
 Net investment income                                                   0.35%         0.78%         1.70%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

18 The accompanying notes are an integral part of these financial statements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Treasury Reserves Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Treasury Reserve Money Market Fund. AmSouth Treasury Reserve Money Market Fund transferred all of the net assets of Class A and I shares into the Fund's Class A and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Treasury Reserve Money Market Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Class B and Class C shares are not currently offered. The Fund may offer Class B and Class C shares in the future. Shares of Class A and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Class A shareowners. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund had a net capital loss carryforward of $2,838 which will expire in 2010 if not utilized.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 are as follows:

--------------------------------------------------------------------------------
                                    2006            2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $4,041,561      $2,970,949
  Long-term capital gain                -               -
                               ----------      ----------
    Total                      $4,041,561      $2,970,949
                               ==========      ==========
--------------------------------------------------------------------------------

    The following shows the components of undistributed income on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                    2006
--------------------------------------------------------------------------------
  Undistributed ordinary income                  $280,878
  Capital loss carryforward                        (2,838)
  Dividend payable                               (274,151)
  Unrealized appreciation                               -
                                                 --------
    Total                                        $  3,889
                                                 ========
--------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

    day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class Y shares can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), manages the Fund's portfolio. After the reorganization and until December 31, 2005, the Fund's management fees to PIM were calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Effective January 1, 2006 the Fund's management fees to PIM were calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.40% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a few computed bases on an annual percentage of 0.15% of the average daily net assets of the Fund.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of July 31, 2005, AmSouth Bank voluntarily contributed $123,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2006, $2,821 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $45,129 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services Ohio, Inc. was the transfer and shareholder servicing agent of the Fund.

4. Distribution Plan

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $129 in distribution fees payable to PFD at July 31, 2006.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

Prior to September 23, 2005, Class A and Class Y (formerly Class I) were subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agreed to provide certain administrative support services for their customers or account holders. Each Fund entered into a specific arrangement with BISYS for the provision of such services and reimbursed BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A shares and 0.15% of the Class I shares of the average daily net assets of the Fund.

5. Expense Offsets

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS, and BISYS Ohio had voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Treasury Reserves Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Treasury Reserves Fund (formerly AmSouth Treasury Reserve Money Market Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Treasury Reserves Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 15, 2006

Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.


Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                         Positions Held         Length of Service      Principal Occupation                  Other Directorships
Name and Age             With the Fund          and Term of Office     During Past Five Years                Held by this Trustee
John F. Cogan, Jr. (80)* Chairman of the        Trustee since 2005.    Deputy Chairman and a Director of     Chairman (until June
                         Board,                 Serves until successor Pioneer Global Asset Management       2006) and Director of
                         Trustee and President  trustee is elected or  S.p.A. ("PGAM"); Non-Executive        ICI Mutual Insurance
                                                earlier retirement or  Chairman and a Director of Pioneer    Company, Director of
                                                removal.               Investment Management USA Inc.        Harbor Global Company,
                                                                       ("PIM-USA"); Chairman and a Director  Ltd.
                                                                       of Pioneer; Chairman and Director of
                                                                       Pioneer Institutional Asset
                                                                       Management, Inc. (since 2006),
                                                                       Director of Pioneer Alternative
                                                                       Investment Management Limited
                                                                       (Dublin); President and a Director
                                                                       of Pioneer Alternative Investment
                                                                       Management (Bermuda) Limited and
                                                                       affiliated funds; Director of
                                                                       PIOGLOBAL Real Estate Investment
                                                                       Fund (Russia) (until June 2006);
                                                                       Director of Nano-C, Inc. (since
                                                                       2003); Director of Cole Investment
                                                                       Corporation (since 2004); Director
                                                                       of Fiduciary Counseling, Inc.;
                                                                       President and Director of Pioneer
                                                                       Funds Distributor, Inc. ("PFD")
                                                                       (until May 2006); President of all
                                                                       of the Pioneer Funds; and Of
                                                                       Counsel, Wilmer Cutler Pickering
                                                                       Hale and Dorr LLP (counsel to
                                                                       PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Treasury Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                            Positions Held Length of Service      Principal Occupation                      Other Directorships
Name, Age and Address       With the Fund  and Term of Office     During Past Five Years                    Held by this Trustee
David R. Bock (62)**        Trustee        Trustee since 2005.    Senior Vice President and Chief Financial Director of The
3050 K. Street NW,                         Serves until successor Officer, I-trax, Inc. (publicly traded    Enterprise Social
Washington, DC 20007                       trustee is elected or  health care services company) (2001 -     Investment Company
                                           earlier retirement or  present); Managing Partner, Federal City  (privately-held
                                           removal.               Capital Advisors (boutique merchant bank) affordable housing
                                                                  (2002 to 2004); Executive Vice President  finance company);
                                                                  and Chief Financial Officer, Pedestal     Director of New York
                                                                  Inc. (internet-based mortgage trading     Mortgage Trust
                                                                  company) (2000 - 2002).                   (publicly traded
                                                                                                            mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           Trustee        Trustee since 2005.    President, Bush International             Director of Brady
3509 Woodbine Street,                      Serves until           (international financial advisory firm).  Corporation (industrial
Chevy Chase, MD 20815                      successor trustee                                                identification and
                                           is elected or earlier                                            specialty coated
                                           retirement or removal.                                           material products
                                                                                                            manufacturer), Director
                                                                                                            of Briggs & Stratton Co.
                                                                                                            (engine manufacturer)
                                                                                                            Director of Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation, and
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Trustee        Trustee since 2005.    Founding Director, The Winthrop           None
1001 Sherbrooke Street West,               Serves until successor Group, Inc. (consulting firm); Desautels,
Montreal, Quebec, Canada                   trustee is elected or  Faculty of Management, McGill University.
H3A 1G5                                    earlier retirement or
                                           removal.
----------------------------------------------------------------------------------------------------------------------------------

Pioneer Treasury Reserves Fund
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                             Positions Held  Length of Service       Principal Occupation                   Other Directorships Held
Name, Age and Address        With the Fund   and Term of Office      During Past Five Years                 by this Trustee
Thomas J. Perna (55)         Trustee         Trustee since           Private investor (2004 - present);     Director of Quadriserv
89 Robbins Avenue,                           February, 2006.         Senior Executive Vice President,       Inc. (technology
Berkeley Heights, NJ 07922                   Serves until successor  The Bank of New York (financial and    products for securities
                                             trustee is elected or   securities services) (1986 - 2004).    lending industry)
                                             earlier retirement
                                             or removal.
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)     Trustee         Trustee since 2005.     President and Chief Executive Officer, Director of New America
One Boston Place, 28th Floor,                Serves until successor  Newbury, Piret & Company, Inc.         High Income Fund, Inc.
Boston, MA 02108                             trustee is elected or   (investment banking firm).             (closed-end investment
                                             earlier retirement or                                           company)
                                             removal.
----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)           Trustee         Trustee since 2005.     President, John Winthrop & Co., Inc.   None
One North Adgers Wharf,                      Serves until successor  (private investment firm).
Charleston, SC 29401                         trustee is elected or
                                             earlier retirement or
                                             removal.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund
----------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                             Positions Held  Length of Service      Principal Occupation                      Other Directorships
Name and Age                 With the Fund   and Term of Office     During Past Five Years                    Held by this Officer
Osbert M. Hood (53)**        Executive Vice  Since 2005. Serves     President and Chief Executive Officer,    Trustee of certain
                             President       at the discretion of   PIM - USA since May 2003 (Director since  Pioneer Funds
                                             Board.                 January 2001; Executive Vice President
                                                                    and Chief Operating Officer from November
                                                                    2000 - May 2003); Director of PGAM since
                                                                    June 2003; President and Director of
                                                                    Pioneer since May 2003; President and
                                                                    Director of Pioneer Institutional Asset
                                                                    Management, Inc. since February 2006;
                                                                    Chairman and Director of Pioneer
                                                                    Investment Management Shareholder
                                                                    Services, Inc. ("PIMSS") since May 2003;
                                                                    Director of PFD since May 2006; Director
                                                                    of Oak Ridge Investments, L.L.C. (a
                                                                    registered investment adviser in which
                                                                    PIM USA owns a minority interest) since
                                                                    January 2005; Director of Vanderbilt
                                                                    Capital Advisors, LLC (an institutional
                                                                    investment adviser wholly-owned by PIM
                                                                    USA) since June 2006; Executive Vice
                                                                    President of all of the Pioneer Funds
                                                                    since June 2003
----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary       Since 2005. Serves     Secretary of PIM-USA; Senior Vice         None
                                             at the discretion      President - Legal of Pioneer; and
                                             of Board.              Secretary/Clerk of most of PIM-USA's
                                                                    subsidiaries; Secretary of all of the
                                                                    Pioneer Funds since September 2003
                                                                    (Assistant Secretary from November 2000
                                                                    to September 2003).

----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant       Since 2005. Serves     Assistant Vice President and Senior       None
                             Secretary       at the discretion      Counsel of Pioneer since July 2002; Vice
                                             of Board.              President and Senior Counsel of BISYS
                                                                    Fund Services, Inc. (April 2001 to June
                                                                    2002); Senior Vice President and Deputy
                                                                    General Counsel of Funds Distributor,
                                                                    Inc. (July 2000 to April 2001; Assistant
                                                                    Secretary of all Pioneer Funds since
                                                                    September 2003.
----------------------------------------------------------------------------------------------------------------------------------

Pioneer Treasury Reserves Fund
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                             Positions Held  Length of Service      Principal Occupation                       Other Directorships
Name and Age                 With the Fund   and Term of Office     During Past Five Years                     Held by this Officer
Christopher P. Harvey (45)   Assistant       Since July, 2006.      Partner, Wilmer Cutler Pickering Hale and  None
                             Secretary       Serves at the          Dorr LLP; and Assistant Secretary of all
                                             discretion of Board.   Pioneer Funds since July 2006
----------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer       Since 2005. Serves     Vice President - Fund Accounting,          None
                                             at the discretion      Administration and Controllership
                                             of Board.              Services of Pioneer; and Treasurer of all
                                                                    of the Pioneer Funds.
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant       Since 2005. Serves     Deputy Treasurer of Pioneer since 2004;    None
                             Treasurer       at the discretion      Treasurer and Senior Vice President, CDC
                                             of Board.              IXIS Asset Management Services from 2002
                                                                    to 2003; Assistant Treasurer and Vice
                                                                    President, MFS Investment Management from
                                                                    1997 to 2002; and Assistant Treasurer of
                                                                    all of the Pioneer Funds since November
                                                                    2004.
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant       Since 2005. Serves     Assistant Vice President - Fund            None
                             Treasurer       at the discretion      Accounting, Administration and
                                             of Board.              Controllership Services of Pioneer; and
                                                                    Assistant Treasurer of all of the Pioneer
                                                                    Funds.
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant       Since 2005. Serves     Fund Accounting Manager - Fund             None
                             Treasurer       at the discretion      Accounting, Administration and
                                             of Board.              Controllership Services of Pioneer; and
                                                                    Assistant Treasurer of all of the Pioneer
                                                                    Funds since May 2002.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Pioneer Treasury Reserves Fund
----------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                             Positions Held  Length of Service      Principal Occupation                       Other Directorships
Name and Age                 With the Fund   and Term of Office     During Past Five Years                     Held by this Officer
Katherine Kim Sullivan (32)  Assistant       Since 2005.            Fund Administration Manager - Fund         None
                             Treasurer       Serves at              Accounting, Administration and
                                             the discretion         Controllership Services since June 2003;
                                             of Board.              Assistant Vice President - Mutual Fund
                                                                    Operations of State Street Corporation
                                                                    from June 2002 to June 2003 (formerly
                                                                    Deutsche Bank Asset Management); Pioneer
                                                                    Fund Accounting, Administration and
                                                                    Controllership Services (Fund Accounting
                                                                    Manager from August 1999 to May 2002);
                                                                    and Assistant Treasurer of all Pioneer
                                                                    Funds since September 2003.

----------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance Since March, 2006.    Chief Compliance Officer of Pioneer and    None
                             Officer          Serves at             Pioneer Funds since March 2006; Vice
                                              the discretion        President and Senior Counsel of Pioneer
                                              of Board.             since September 2004; and Senior Vice
                                                                    President and Counsel, State Street
                                                                    Research & Management Company (February
                                                                    1998 to September 2004).
----------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 Call us for:

 Account Information, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                          1-800-225-6292

 FactFone(SM) for automated fund yields, prices,
 account information and transactions                       1-800-225-4321

 Retirement plans information                               1-800-622-0176

 Telecommunications Device for the Deaf (TDD)               1-800-225-1997

 Write to us:

 PIMSS, Inc.
 P.O. Box 55014
 Boston, Massachusetts 02205-5014

 Our toll-free fax                                          1-800-225-4240

 Our internet e-mail address            ask.pioneer@pioneerinvestments.com
 (for general questions about Pioneer only)

     Visit our web site:                        www.pioneerinvestments.com

 Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                    PIONEER
                            -----------------------
                                 INTERNATIONAL
                                  CORE EQUITY
                                     FUND

                                     Annual
                                     Report

                                    7/31/06


                              [LOGO]PIONEER
                                    INVESTMENTS(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        2
Portfolio Management Discussion                              4
Portfolio Summary                                            8
Prices and Distributions                                     9
Performance Update                                          10
Comparing Ongoing Fund Expenses                             14
Schedule of Investments                                     16
Financial Statements                                        26
Notes to Financial Statements                               34
Report of Independent Registered Public Accounting Firm     43
Trustees, Officers and Service Providers                    44

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to- longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,
/s/Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

Despite a slump at the end of the period, international markets performed well during the 12 months ending July 31, 2006, as persistent economic growth throughout the world helped advance the prospects of many foreign companies. Growth was especially strong in Japan and the emerging markets, while European economies, most notably Germany, benefited from rising consumption and increasing investment. In the following interview, Christopher Smart, Director of International Investment at Pioneer, discusses the markets and the factors that affected performance during the 12 months. Mr. Smart oversees the daily management of the Fund.

Q:  How did the Fund perform during the 12 months ending July 31, 2006?

A: Pioneer International Core Equity Fund Class A shares had a total return of 21.13%, at net asset value, for the period. During the same time, the MSCI EAFE Index, a benchmark for investing in stocks in foreign developed nations, gained 24.51%, while the average return of the 120 funds in Lipper's International Multi-Cap Value category was 23.25%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal issues affecting the Fund's performance during the 12 months?

A: After taking over responsibility for the former AmSouth International Equity Fund in September 2005, we at Pioneer Investment Management gradually re-positioned the Fund to bring it more in line with our traditional emphasis on fundamental research. While we focused on the fundamental characteristics of investments and worked to minimize the tax consequences for shareholders from portfolio turnover, we reduced the number of holdings significantly to about 125. As part of our investment process, which is supported by investment professionals in Boston, Dublin and

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Singapore, we make allocations by country and region, considering factors such as growth rates and interest rates. Within each region or country, we look at opportunities in stock markets, considering which companies are best positioned to take advantage of global as well as local trends in economic activity and interest-rate changes.

    During a period when foreign stock markets generally produced healthy returns, Japan's market did particularly well early in the fiscal year as that country pulled out of its 10-year recession. After taking over the Fund, we decided to emphasize Japan. We were attracted by the improving prospects of Japanese companies, which benefited from strong demand for exports, rising consumer activity within Japan, and higher real estate prices, which reinforced optimism about the country's economic health. We also increased exposure to emerging markets, which are not included in the MSCI EAFE Index, to take advantage of the growth opportunities and attractive prices in those markets. At the end of the period, approximately 8% of Fund assets were invested in the emerging markets. As we emphasized Japan and emerging markets, we underweighted Europe.

Q:  What types of investments most influenced Fund results?

A: Our emphases on Japan and the emerging markets tended to help Fund performance for most of the period until those markets suffered a correction in stock prices, beginning in mid-May. As a consequence, the overweighting of Japanese and emerging market stocks tended to detract from results for the entire period as well as for the final two months.

    While the Fund's overall emerging market exposure hurt results in the final weeks of the fiscal year, the Fund did enjoy strong performance from several positions. Our investments in China did well, led by China Life, whose stock price more than doubled. In addition, our position in the South Korean ship-building industry helped, as companies benefited from strong demand for new oil and natural gas tankers in the wake of the rising prices of energy commodities. Investments in Brazil and Turkey were affected particularly by the downdraft in emerging markets late in the fiscal year.

    In Japan, two standout performers were Daiichi Sankyo, a pharmaceutical company, and Mistui Fudosan, a real estate developer.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------

    Daaichi Sankyo performed well as operations of two formerly independent companies, Daaichi and Sankyo, were merged, resulting in lower costs and an expanded customer network. Mitsui Fudosan benefited from increased demand for housing in Tokyo as well as rising real property values.

    European holdings that produced healthy gains included Roche Holdings, a Swiss-based pharmaceutical company, and BNP Paribas, a French-based financial institution. Roche benefited from rising demand for its products, especially Tamiflu, a flu vaccine. Meanwhile, BNP Paribas delivered solid earnings growth, helped by its recent restructuring and acquisitions.

    However, two telecommunications services companies, France Telecom and Vodafone, which is based in the United Kingdom, declined during the period in which the industry was affected by increasing competition in Europe.

Q:  What is your investment outlook?

A: Despite the decline late in the fiscal year, we remain optimistic about opportunities in Japan and the emerging markets. We think the Japanese economy will continue to recover and we are finding a number of attractive companies in which to invest. We believe growth in the emerging markets should continue to exceed the growth in Europe, Japan or the United States, while company stocks are selling at a 25% discount to the stock valuations in more developed nations. While the risks in emerging markets are inevitably higher, we think there is less risk than in the past, as emerging market companies tend to have less debt than they did during earlier economic cycles.

    We believe global economic growth may be starting to decelerate, especially in the face of rising interest rates, but we view any slowing as evidence of a normal mid-cycle correction rather than as a sign of a more serious problem. Even in a slowing environment, we are seeing attractive opportunities across different foreign markets.

    We continue to believe international investments offer an important element of diversification for the investment portfolios of individuals.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                        85.6%
Depositary Receipts for International Stocks        6.7%
U.S. Common Stocks                                  3.9%
Temporary Cash Investment                           2.5%
International Preferred Stocks                      1.3%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

Japan                                              30.3%
France                                             12.3%
United Kingdom                                     12.2%
Switzerland                                         8.0%
Germany                                             7.4%
South Korea                                         3.9%
Brazil                                              3.9%
Russia                                              2.4%
Australia                                           2.3%
Singapore                                           2.3%
Spain                                               2.0%
People's Republic of China                          1.9%
Italy                                               1.8%
Sweden                                              1.7%
United States                                       1.6%
Austria                                             1.4%
Netherlands                                         1.2%
Other (individually less than 1%)                   3.4%

10 Largest Holdings
-------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   BNP Paribas SA                           2.58%
 2.   CS Group                                 2.41
 3.   Royal Bank of Scotland Group Plc         2.31
 4.   Total SA                                 2.29
 5.   Toyota Motor Co.                         2.02
 6.   Repsol SA                                2.00
 7.   E.On AG                                  1.87
 8.   Roche Holdings AG                        1.78
 9.   Sumitomo Mitsui Financial Group, Inc.    1.75
10.   East Japan Railway Co.                   1.68

 * This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   7/31/06   7/31/05
------- --------- ---------
   A     $15.27    $14.13
   B     $14.82    $13.78
   Y     $15.32    $14.20


 Class   7/31/06   9/23/05
------- --------- ---------
   C     $14.90    $14.38

Distributions Per Share
--------------------------------------------------------------------------------

                     8/1/05 - 7/31/06
                    ------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
   A     $0.1357     $        -        $1.5109
   B     $0.0145     $        -        $1.5109
   Y     $0.2118     $        -        $1.5109


                     9/23/05 - 7/31/06
                    -------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
   C     $   -         $      -         $1.5109

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) (Europe, Australasia, Far
East) (EAFE) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                               CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2006)
                                              Public
                               Net Asset     Offering
Period                        Value (NAV)   Price (POP)
 Life-of-Class
 (8/18/97)                      6.98%         6.27%
 5 Years                       12.92         11.59
 1 Year                        21.13         14.18

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

         Pioneer International   MSCI EAFE Index
         Core Equity Fund
8/97           9,425                   10,000
              10,907                   11,426
7/99          11,327                   12,571
              12,219                   13,736
7/01           9,700                   10,792
               7,983                    8,994
7/03           8,889                    9,602
              11,814                   12,050
7/05          14,701                   14,649
7/06          17,807                   18,240


   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of the Class A shares of the Fund includes the performance of AmSouth International Equity Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                              CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2006)
                              If         If
Period                       Held     Redeemed
 Life-of-Class
 (2/2/99)                      6.65%      6.65%
 5 Years                      12.13      12.13
 1 Year                       19.92      15.92


[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

         Pioneer International   MSCI EAFE Index
         Core Equity Fund
2/99          10,000                   10,000
              11,289                   11,012
7/00          12,080                   12,033
               9,513                    9,454
7/02           7,774                    7,879
               8,638                    8,412
7/04          11,386                   10,557
              14,064                   12,833
7/06          16,865                   15,978


   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of the Class B shares of the Fund includes the performance of AmSouth International Equity Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                              CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2006)
                              If         If
Period                       Held     Redeemed
 Life-of-Class
 (2/2/99)*                    6.71%      6.71%
 5 Years                     12.22      12.22
 1 Year                      20.41      20.41


*  Inception date of predecessor fund's
   Class B shares. Class C shares commenced operations on 9/23/05.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

         Pioneer International   MSCI EAFE Index
         Core Equity Fund
2/99          10,000                   10,000
              11,289                   11,012
7/00          12,080                   12,033
               9,513                    9,454
7/02           7,774                    7,879
               8,638                    8,412
7/04          11,386                   10,557
              14,064                   12,833
7/06          16,935                   15,978


   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The performance of the Class C shares is based upon the performance of AmSouth International Equity Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                               CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of July 31, 2006)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (8/18/97)                    7.13%      7.13%
 5 Years                     13.18      13.18
 1 Year                      21.49      21.49


[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

         Pioneer International   MSCI EAFE Index
         Core Equity Fund
8/97          10,000                   10,000
              11,572                   11,426
7/99          12,018                   12,571
              12,969                   13,736
7/01          10,310                   10,792
               8,507                    8,994
7/03           9,505                    9,602
              12,643                   12,050
7/05          15,769                   14,649
7/06          19,144                   18,240

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   The performance of the Class Y shares of the fund includes the performance of AmSouth International Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on actual returns from February 1, 2006 through July 31, 2006

Share Class                        A              B              C              Y
-----------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 2/1/06
 Ending Account Value        $1,023.49      $1,017.91      $1,064.45      $1,024.73
 On 7/31/06
 Expenses Paid During        $    7.88      $   12.36      $   12.80      $    5.58
 Period*

 * Expenses are equal to the Fund's annualized expense ratio of 1.57%, 2.47%, 2.50%, and 1.22% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2006 through July 31, 2006


Share Class                        A              B              C              Y
-----------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 2/1/06
 Ending Account Value        $1,017.01      $1,012.55      $1,012.40      $1,018.74
 On 7/31/06
 Expenses Paid During        $    7.85      $   12.33      $   12.47      $    5.56
 Period*

 * Expenses are equal to the Fund's annualized expense ratio of 1.57%, 2.47%, 2.50%, and 1.22% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

    Shares                                                      Value
               PREFERRED STOCKS - 1.4%
               Automobiles & Components - 0.3%
               Automobile Manufacturers - 0.3%
    1,300      Porsche AG*                               $  1,274,001
                                                         ------------
               Total Automobiles & Components            $  1,274,001
                                                         ------------
               Utilities - 1.1%
               Multi-Utilities - 1.1%
   66,000      RWE AG*                                   $  5,250,286
                                                         ------------
               Total Utilities                           $  5,250,286
                                                         ------------
               TOTAL PREFERRED STOCKS
               (Cost $5,741,330)                         $  6,524,287
                                                         ------------
               COMMON STOCKS - 96.1%
               Energy - 9.1%
               Integrated Oil & Gas - 7.0%
   90,800      Gazprom - Reg S (A.D.R.)*                  $  3,784,544
   43,600      Lukoil Holding (A.D.R.)                       3,793,200
   45,300      Petrobras Brasileiro (A.D.R.)                 3,752,652
  346,103      Repsol SA*                                    9,723,292
   88,700      Statoil ASA*                                  2,654,719
  163,400      Total SA*                                    11,146,124
                                                          ------------
                                                          $ 34,854,531
                                                          ------------
               Oil & Gas Equipment & Services - 1.3%
   72,500      Saipem S.p.A.*                             $  1,679,759
   85,700      Technip*                                      4,605,923
                                                          ------------
                                                          $  6,285,682
                                                          ------------
               Oil & Gas Exploration & Production - 0.8%
4,998,000      CNOOC, Ltd.*                               $  4,281,503
                                                          ------------
               Total Energy                               $ 45,421,716
                                                          ------------
               Materials - 9.3%
               Construction Materials - 2.1%
   74,827      CRH Plc                                    $  2,410,600
   78,500      Holcim, Ltd.*                                 6,132,636
   16,034      Lafarge Br*                                   1,936,638
                                                          ------------
                                                          $ 10,479,874
                                                          ------------

16  The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Shares                                                                Value
              Diversified Metals & Mining - 3.2%
 349,900      Broken Hill Proprietary Co., Ltd.                  $  7,385,099
  89,300      Freeport-McMoRan Copper & Gold, Inc. (Class B)        4,872,208
  73,400      Rio Tinto Plc                                         3,833,610
                                                                 ------------
                                                                 $ 16,090,917
                                                                 ------------
              Specialty Chemicals - 0.9%
  77,800      Shin-Etsu Chemical Co., Ltd.                       $  4,494,900
                                                                 ------------
              Steel - 3.1%
 262,000      Companhia Vale do Rio Doce (A.D.R.)                $  5,213,800
 538,160      Hitachi Metals, Ltd.*                                 5,011,384
 123,300      JFE Holdings, Inc.*                                   4,915,071
                                                                 ------------
                                                                 $ 15,140,255
                                                                 ------------
              Total Materials                                    $ 46,205,946
                                                                 ------------
              Capital Goods - 10.5%
              Building Products - 1.1%
  77,025      Compagnie de Saint Gobain*                         $  5,504,182
                                                                 ------------
              Construction & Farm Machinery & Heavy Trucks - 3.0%
 149,500      Daewoo Heavy Industries & Machinery, Ltd.*         $  4,704,569
  41,600      Hyundai Heavy Industries*                             4,913,469
 258,900      Komatsu, Ltd.*                                        5,181,131
                                                                 ------------
                                                                 $ 14,799,169
                                                                 ------------
              Electrical Component & Equipment - 0.5%
  23,112      Schneider Electric SA*                             $  2,377,832
                                                                 ------------
              Heavy Electrical Equipment - 1.5%
 953,000      Mitsubishi Electric Corp.*                         $  7,463,060
                                                                 ------------
              Industrial Conglomerates - 2.1%
 584,000      Keppel Corp.*                                      $  5,658,326
  63,300      Siemens                                               5,104,460
                                                                 ------------
                                                                 $ 10,762,786
                                                                 ------------
              Industrial Machinery - 1.2%
 195,100      AB SKF*                                            $  2,765,099
 270,400      Nabtesco Corp.*                                       3,071,718
                                                                 ------------
                                                                 $  5,836,817
                                                                 ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

  Shares                                                      Value
              Trading Companies & Distributors - 1.1%
 383,700      Sumitomo Corp.*                          $  5,419,883
                                                       ------------
              Total Capital Goods                      $ 52,163,729
                                                       ------------
              Commercial Services & Supplies - 0.4%
              Office Services & Supplies - 0.4%
 127,700      Buhrmann N.V.*                           $  1,759,545
                                                       ------------
              Total Commercial Services & Supplies     $  1,759,545
                                                       ------------
              Transportation - 2.5%
              Air Freight & Couriers - 0.9%
  14,700      Panalpina Welttransport Holding AG*      $  1,373,671
  85,600      TNT N.V.                                    3,060,338
                                                       ------------
                                                       $  4,434,009
                                                       ------------
              Railroads - 1.6%
   1,100      East Japan Railway Co.*                  $  8,171,494
                                                       ------------
              Total Transportation                     $ 12,605,503
                                                       ------------
              Automobiles & Components - 4.7%
              Auto Parts & Equipment - 1.0%
 146,100      Denso Corp.*                             $  4,996,077
                                                       ------------
              Automobile Manufacturers - 3.0%
  41,300      Hyundai Motor Co., Ltd.*                 $  3,156,976
  54,000      Hyundai Motor Co., Ltd. (G.D.R.)*           2,214,000
 186,358      Toyota Motor Co.                            9,808,673
                                                       ------------
                                                       $ 15,179,649
                                                       ------------
              Tires & Rubber - 0.7%
  34,712      Continental AG*                          $  3,544,227
                                                       ------------
              Total Automobiles & Components           $ 23,719,953
                                                       ------------
              Consumer Durables & Apparel - 3.5%
              Apparel, Accessories & Luxury Goods - 0.4%
  47,200      Adidas-Salomon AG*                       $  2,202,348
                                                       ------------
              Consumer Electronics - 1.6%
 170,600      Sony Corp.*                              $  7,849,688
                                                       ------------
              Footwear - 0.3%
   4,000      Puma AG Rudolf Dassler Sport*            $  1,451,027
                                                       ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Shares                                                       Value
              Homebuilding - 0.5%
 113,200      Persimmon Plc                             $  2,694,461
                                                        ------------
              Leisure Products - 0.7%
 101,400      Sega Sammy Holdings, Inc.*                $  3,358,204
                                                        ------------
              Total Consumer Durables & Apparel         $ 17,555,728
                                                        ------------
              Consumer Services - 0.7%
              Casinos & Gaming - 0.3%
  38,500      Opap SA                                   $  1,399,427
                                                        ------------
              Hotels, Resorts & Cruise Lines - 0.4%
  48,000      Carnival Corp.                            $  1,870,080
                                                        ------------
              Total Consumer Services                   $  3,269,507
                                                        ------------
              Media - 1.7%
              Broadcasting & Cable Television - 0.9%
   4,000      Jupiter Telecommunications Co., Ltd.*     $  2,755,778
 155,400      Mediaset S.p.A.*                             1,762,958
                                                        ------------
                                                        $  4,518,736
                                                        ------------
              Movies & Entertainment - 0.8%
 120,852      Vivendi SA*                               $  4,096,121
                                                        ------------
              Total Media                               $  8,614,857
                                                        ------------
              Retailing - 1.0%
              Catalog Retail - 0.2%
  62,000      Gus Plc*                                  $  1,169,600
                                                        ------------
              Department Stores - 0.7%
 305,300      Takashimaya Co., Ltd.*(c)                 $  3,674,312
                                                        ------------
              Specialty Stores - 0.1%
 202,700      HMV Group Plc                             $    608,766
                                                        ------------
              Total Retailing                           $  5,452,678
                                                        ------------
              Food & Drug Retailing - 2.5%
              Drug Retail - 0.2%
  88,627      Alliance Boots Plc*                       $  1,301,556
                                                        ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

  Shares                                                        Value
              Hypermarkets & Supercenters - 2.3%
 235,000      Aeon Co., Ltd.*                            $  5,460,797
  70,800      Brasil Distr Pao Acu (A.D.R.)*(c)             2,120,460
  61,300      Carrefour Supermarch*                         3,823,767
                                                         ------------
                                                         $ 11,405,024
                                                         ------------
              Total Food & Drug Retailing                $ 12,706,580
                                                         ------------
              Food, Beverage & Tobacco - 3.0%
              Brewers - 0.7%
 185,100      South African Breweries Plc*               $  3,717,560
                                                         ------------
              Distillers & Vintners - 0.2%
   5,300      Pernod Ricard SA                           $  1,103,875
                                                         ------------
              Packaged Foods & Meats - 1.2%
  17,500      Nestle SA (Registered Shares)*             $  5,739,682
                                                         ------------
              Tobacco - 0.9%
 170,600      British American Tobacco Plc               $  4,598,667
                                                         ------------
              Total Food, Beverage & Tobacco             $ 15,159,784
                                                         ------------
              Household & Personal Products - 0.3%
              Household Products - 0.3%
  33,000      Reckitt Benckiser Plc                      $  1,330,791
                                                         ------------
              Total Household & Personal Products        $  1,330,791
                                                         ------------
              Health Care Equipment & Services - 0.8%
              Health Care Equipment - 0.5%
  24,000      Synthes, Inc.*                             $  2,772,238
                                                         ------------
              Health Care Services - 0.3%
  11,500      Fresenius Medical Care AG*                 $  1,378,036
                                                         ------------
              Total Health Care Equipment & Services     $  4,150,274
                                                         ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Shares                                                             Value
              Pharmaceuticals & Biotechnology - 7.4%
              Pharmaceuticals - 7.4%
192,200       Astellas Pharma, Inc.                          $  7,634,578
130,800       Astrazeneca Plc                                   8,013,593
228,300       Daiichi Sankyo Co., Ltd.*                         6,269,035
    178       Mayne Pharma, Ltd.*                                     375
 48,500       Roche Holdings AG                                 8,637,090
268,489       Shire Plc*                                        4,333,063
 31,700       UCB SA*                                           1,847,563
                                                             ------------
                                                             $ 36,735,297
                                                             ------------
              Total Pharmaceuticals & Biotechnology          $ 36,735,297
                                                             ------------
              Banks - 15.0%
              Diversified Banks - 15.0%
591,600       Barclays Plc                                   $  6,960,883
128,668       BNP Paribas SA*                                  12,532,706
110,200       Commonwealth Bank of Australia                    3,779,238
130,400       Depfa Bank Plc*                                   2,207,996
461,000       Development Bank of Singapore, Ltd.               5,283,571
 47,300       Kookmin Bank (A.D.R.)*(c)                         4,079,152
    575       Mitsubishi UFJ Financial Group, Inc.*             8,039,710
343,800       Royal Bank of Scotland Group Plc                 11,208,823
 49,886       Societe Generale*                                 7,449,316
    800       Sumitomo Mitsui Financial Group, Inc.*            8,496,914
 69,300       Uniao de Bancos Brasileiros S.A. (Unibanco)
              (G.D.R.) (144A)*                                  4,807,341
                                                             ------------
                                                             $ 74,845,650
                                                             ------------
              Total Banks                                    $ 74,845,650
                                                             ------------
              Diversified Financials - 4.3%
              Asset Management & Custody Banks - 0.6%
 13,600       Julius Baer Holding*                           $  1,263,618
 33,200       Man Group Plc                                     1,523,046
                                                             ------------
                                                             $  2,786,664
                                                             ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                      Value
              Diversified Capital Markets - 3.2%
  208,662     CS Group*                                 $ 11,702,932
   38,407     Deutsche Bank AG (Reg)*                      4,430,813
                                                        ------------
                                                        $ 16,133,745
                                                        ------------
              Investment Banking & Brokerage - 0.5%
  213,500     Nikko Cordinal Corp.*                     $  2,536,534
                                                        ------------
              Total Diversified Financials              $ 21,456,943
                                                        ------------
              Insurance - 4.5%
              Life & Health Insurance - 1.0%
   74,100     China Life Insurance Co. (A.D.R.)*(c)     $  5,005,455
                                                        ------------
              Multi-Line Insurance - 2.6%
  345,793     Aviva Plc                                 $  4,660,111
  126,423     AXA*                                         4,364,126
   17,500     Zurich Financial Services*                   3,932,774
                                                        ------------
                                                        $ 12,957,011
                                                        ------------
              Property & Casualty Insurance - 0.9%
  374,000     Mitsui Sumitomo Insurance Co.*            $  4,398,462
                                                        ------------
              Total Insurance                           $ 22,360,928
                                                        ------------
              Real Estate - 1.5%
              Real Estate Management & Development - 1.5%
  558,400     Dawnay, Day Treveria Plc*                 $    845,180
  311,900     Mitsui Fudosan Co.                           6,603,821
                                                        ------------
                                                        $  7,449,001
                                                        ------------
              Total Real Estate                         $  7,449,001
                                                        ------------
              Software & Services - 0.5%
              Application Software - 0.4%
   11,100     Sap AG*                                   $  2,031,847
                                                        ------------
              IT Consulting & Other Services - 0.1%
    7,600     Atos Origin*                              $    352,963
                                                        ------------
              Total Software & Services                 $  2,384,810
                                                        ------------
              Technology Hardware & Equipment - 3.4%
              Communications Equipment - 1.1%
1,700,300     Ericsson LM Tel Sur B*                    $  5,362,287
                                                        ------------

22 The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Shares                                                       Value
               Electronic Equipment & Instruments - 1.0%
   22,210      Keyence Corp.*                            $  5,048,962
                                                         ------------
               Office Electronics - 1.3%
  138,550      Canon, Inc.                               $  6,666,554
                                                         ------------
               Total Technology Hardware & Equipment     $ 17,077,803
                                                         ------------
               Semiconductors - 1.9%
               Semiconductor Equipment - 0.9%
   61,200      ASM Lithography Holding N.V.*             $  1,207,212
   47,000      Tokyo Electron, Ltd.                         2,981,165
                                                         ------------
                                                         $  4,188,377
                                                         ------------
               Semiconductors - 1.0%
  383,300      Hon Hai Precision Industry (G.D.R.)       $  4,530,932
   20,300      Silicon-On-Insulator Technologies              542,494
                                                         ------------
                                                         $  5,073,426
                                                         ------------
               Total Semiconductors                      $  9,261,803
                                                         ------------
               Telecommunication Services - 4.4%
               Alternative Carriers - 1.0%
   56,100      Fastweb*(c)                               $  2,171,403
  460,900      Inmarsat Plc*                                2,718,088
                                                         ------------
                                                         $  4,889,491
                                                         ------------
               Integrated Telecommunication Services - 2.6%
   99,200      Brasil Telecom Participacoes SA*          $  3,097,024
1,176,000      Telecom Italia S.p.A.*                       3,162,560
  294,900      Telekom Austria AG*                          6,666,805
                                                         ------------
                                                         $ 12,926,389
                                                         ------------
               Wireless Telecommunication Services - 0.8%
  127,800      Mobile Telesystems (A.D.R.)               $  4,081,932
                                                         ------------
               Total Telecommunication Services          $ 21,897,812
                                                         ------------
               Utilities - 3.2%
               Electric Utilities - 1.8%
   75,534      E.On AG*                                  $  9,108,072
                                                         ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

    Shares                                                          Value
               Gas Utilities - 1.4%
 1,419,700     Tokyo Gas Co., Ltd.                          $  7,031,704
                                                            ------------
               Total Utilities                              $ 16,139,776
                                                            ------------
               TOTAL COMMON STOCK
               (Cost $432,757,299)                          $479,726,414
                                                            ------------
               TEMPORARY CASH INVESTMENTS - 2.4%
               Security Lending Collateral - 2.4%
12,179,046     Securities Lending Investment Fund, 5.2%     $ 12,179,046
                                                            ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $12,179,046)                           $ 12,179,046
                                                            ------------
               TOTAL INVESTMENT IN SECURITIES - 99.9%
               (Cost $450,677,675) (a) (b)                  $498,429,747
                                                            ------------
               OTHER ASSETS AND LIABILITIES - 0.1%          $    563,620
                                                            ------------
               TOTAL NET ASSETS - 100.0%                    $498,993,367
                                                            ============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2006, the value of these securities amounted to $4,807,341 or 1.0% of total net assets.


24 The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

       Japan                                     30.3%
       France                                    12.3
       United Kingdom                            12.2
       Switzerland                                8.0
       Germany                                    7.4
       South Korea                                3.9
       Brazil                                     3.9
       Russia                                     2.4
       Australia                                  2.3
       Singapore                                  2.3
       Spain                                      2.0
       People's Republic of China                 1.9
       Italy                                      1.8
       Sweden                                     1.7
       United States                              1.6
       Austria                                    1.4
       Netherlands                                1.2
       Other (individually less than 1%)          3.4
                                                ------
                                                100.0%
                                                ======

(b) At July 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $451,497,629 was as follows:

Aggregate gross unrealized gain for all investments in which there is
an excess of value over tax cost                                         $58,821,439
Aggregate gross unrealized loss for all investments in which there is
an excess of tax cost over value                                         (11,889,321)
                                                                         -----------
Net unrealized gain                                                      $46,932,118
                                                                         ============

(c)   At July 31, 2006, the following securities were out on loan:

    Shares   Security                                                         Value
  55,825     Brasil Distr Pao Acu (A.D.R.)*                               $ 1,671,959
  66,859     China Life Insurance Co. (A.D.R.)*                             4,516,325
  53,000     Fastweb*                                                       2,051,630
  35,545     Kookmin Bank (A.D.R.)*                                         3,065,401
  26,000     Takashimaya Co., Ltd.*                                           313,040
                                                                          -----------
             Total                                                        $11,618,355
                                                                          ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2006 aggregated $653,659,159 and $748,681,701, respectively.


The accompanying notes are an integral part of these financial statements.   25

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (including securities loaned of
    $11,618,355) (cost $450,677,675)                            $498,429,747
  Cash                                                             2,078,287
  Receivables -
    Investment securities sold                                    10,505,434
    Fund shares sold                                                 506,813
    Dividends, interest and foreign taxes withheld                   745,213
  Other                                                               45,570
                                                                ------------
     Total assets                                               $512,311,064
                                                                ------------
LIABILITIES:
  Payables -
    Investment securities purchased                             $    540,689
    Fund shares repurchased                                          333,855
    Forward foreign currency contracts, net                            1,763
    Upon return of securities loaned                              12,179,046
  Due to affiliates                                                   59,578
  Accrued expenses                                                   202,766
                                                                ------------
     Total liabilities                                          $ 13,317,697
                                                                ------------
NET ASSETS:
  Paid-in capital                                               $309,257,979
  Undistributed net investment income                              5,863,864
  Accumulated net realized gain on investments and foreign
    currency transactions                                        136,056,520
  Net unrealized gain on investments                              47,752,072
  Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in
    foreign currencies                                                62,932
                                                                ------------
     Total net assets                                           $498,993,367
                                                                ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $38,475,563/2,520,153 shares)               $      15.27
                                                                ============
  Class B (based on $4,858,413/327,774 shares)                  $      14.82
                                                                ============
  Class C (based on $1,080,598/72,522 shares)                   $      14.90
                                                                ============
  Class Y (based on $454,578,793/29,666,601 shares)             $      15.32
                                                                ============
MAXIMUM OFFERING PRICE:
  Class A ($15.27 [divided by] 94.25%)                          $      16.20
                                                                ============

26 The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
   $1,439,057)                                            $  11,612,596
  Interest                                                      166,347
  Income from securities loaned, net                            370,425
                                                          -------------
     Total investment income                                                  $  12,149,368
                                                                              -------------
EXPENSES:
  Management fees                                         $   4,617,961
  Transfer agent fees and expenses
   Class A                                                       51,472
   Class B                                                       12,152
   Class C                                                        2,048
   Class Y                                                       24,415
  Distribution fees
   Class A                                                       80,911
   Class B                                                       39,405
   Class C                                                        4,135
   Class Y                                                       71,145
  Administrative reimbursements                                 225,790
  Custodian fees                                                859,929
  Registration fees                                              46,630
  Professional fees                                             168,085
  Printing expense                                               24,490
  Fees and expenses of nonaffiliated trustees                    24,348
  Miscellaneous                                                  12,463
                                                          -------------
     Total expenses                                                           $   6,265,379
     Less management fees waived and
       expenses reimbursed by Advisor                                               (76,627)
                                                                              -------------
     Net expenses                                                             $   6,188,752
                                                                              -------------
       Net investment income                                                  $   5,960,616
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY CONTRACTS:
  Net realized gain on:
   Investments                                            $ 190,898,274
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          192,181       $ 191,090,455
                                                          -------------       -------------
  Change in net unrealized gain (loss) on:
   Investments                                            $(102,015,540)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies           60,788       $(101,954,752)
                                                          -------------       -------------
       Net gain on investments and foreign
        currency transactions                                                 $  89,135,703
                                                                              -------------
       Net increase in net assets resulting
        from operations                                                       $  95,096,319
                                                                              =============

The accompanying notes are an integral part of these financial statements.   27

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/06 and 7/31/05


                                                            Year Ended       Year Ended
                                                             7/31/06           7/31/05
FROM OPERATIONS:
Net investment income                                    $    5,960,616    $   6,403,034
Net realized gain on investments and foreign currency
  contracts                                                 191,090,455       26,346,170
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                        (101,954,752)      63,580,940
                                                         --------------    -------------
    Net increase in net assets resulting
     from operations                                     $   95,096,319    $  96,330,144
                                                         --------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.14 and $0.11 per share, respectively)    $     (293,740)   $    (156,931)
    Class B ($0.01 and $0.04 per share, respectively)            (3,679)          (8,376)
    Class Y ($0.21 and $0.13 per share, respectively)        (6,520,683)      (4,114,271)
Net realized gain:
    Class A ($1.51 and $0.00 per share, respectively)        (2,922,450)               -
    Class B ($1.51 and $0.00 per share, respectively)          (344,424)               -
    Class C ($1.51 and $0.00 per share, respectively)            (2,980)               -
    Class Y ($1.51 and $0.00 per share, respectively)       (45,406,875)               -
                                                         --------------    -------------
     Total distributions to shareowners                  $  (55,494,831)   $  (4,279,578)
                                                         --------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $   71,898,687    $  64,303,256
Capital contributions                                                 -           12,000
Reinvestment of distributions                                32,872,219        2,000,011
Cost of shares repurchased                                 (138,738,991)     (53,726,869)
Redemption fees                                                       -            2,000
                                                         --------------    -------------
    Net increase (decrease) in net assets resulting
     from fund share transactions                        $  (33,968,085)   $  12,590,398
                                                         --------------    -------------
    Net increase in net assets                           $    5,633,403    $ 104,640,964
NET ASSETS:
Beginning of year                                           493,359,964      388,719,000
                                                         --------------    -------------
End of year (including undistributed net investment
  income of $5,863,864 and $4,739,784,
  respectively)                                          $  498,993,367    $ 493,359,964
                                                         ==============    =============

28 The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   '06 Shares      '06 Amount       '05 Shares      '05 Amount
CLASS A
Shares sold                         1,368,142    $   20,353,586      1,199,840    $  15,969,281
Capital contributions                       -                 -              -            1,000
Reinvestment of distributions         224,639         3,087,901         10,718          144,262
Less shares repurchased              (781,730)      (11,549,067)      (876,730)     (11,245,063)
                                    ---------    --------------      ---------    -------------
    Net increase                      811,051    $   11,892,420        333,828    $   4,869,480
                                    =========    ==============      =========    ==============
CLASS B
Shares sold                           130,728    $    1,913,030         69,696    $     902,038
Reinvestment of distributions          21,674           287,759            514            6,779
Less shares repurchased               (59,953)         (866,495)       (26,759)        (342,727)
                                    ---------    --------------      ---------    -------------
    Net increase                       92,449    $    1,334,294         43,451    $     566,090
                                    =========    ==============      =========    ==============
CLASS C (a)
Shares sold                            73,371    $    1,084,891
Reinvestment of distributions             145             1,930
Less shares repurchased                  (994)          (14,463)
                                    ---------    --------------
    Net increase                       72,522    $    1,072,358
                                    =========    ==============
CLASS Y
Shares sold                         3,286,621    $   48,547,180      3,588,803    $  47,433,937
Capital contributions                       -                 -              -           11,000
Reinvestment of distributions       2,132,175        29,494,629        136,758        1,848,970
Less shares repurchased            (8,557,295)     (126,308,966)    (3,154,625)     (42,139,079)
                                   ----------    --------------     ----------    -------------
    Net increase (decrease)        (3,138,499)   $  (48,267,157)       570,936    $   7,154,828
                                    =========    ==============     ==========    ==============

(a) Class C shares were first publicly offered on September 23, 2005.

The accompanying notes are an integral part of these financial statements.   29

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year Ended     Year Ended
                                                                      7/31/06 (b)      7/31/05
CLASS A
Net asset value, beginning of period                                   $ 14.13        $ 11.45
                                                                       -------        -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.10        $  0.18
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   2.69           2.61
                                                                       -------        -------
  Net increase (decrease) from investment operations                   $  2.79        $  2.79
Distributions to shareowners:
 Net investment income                                                 $ (0.14)       $ (0.11)
 Net realized gain                                                       (1.51)             -
                                                                       -------        -------
Total distributions                                                    $ (1.65)       $ (0.11)
                                                                       -------        -------
Capital contributions                                                  $     -        $  0.00(a)
                                                                       -------        -------
Redemption fees                                                           0.00(a)           -
                                                                       -------        -------
Net increase (decrease) in net asset value                             $  1.14        $  2.68
                                                                       -------        -------
Net asset value, end of period                                         $ 15.27        $ 14.13
                                                                       =======        ========
Total return*                                                            21.13%         24.44%
Ratio of net expenses to average net assets+                              1.57%          1.37%
Ratio of net investment income to average net assets+                     0.97%          1.47%
Portfolio turnover rate                                                    134%            12%
Net assets, end of period (in thousands)                               $38,476        $24,193
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                             1.58%          1.57%
 Net investment income                                                    0.96%          1.27%
Ratios with waiver of management fees and assumption of expenses by
 Advisor and reduction for fees paid indirectly:
 Net expenses                                                             1.57%          1.37%
 Net investment income                                                    0.97%          1.47%



                                                                      Year Ended   Year Ended   Year Ended
                                                                        7/31/04      7/31/03      7/31/02
CLASS A
Net asset value, beginning of period                                   $  8.69      $  7.81     $    9.49
                                                                       -------      -------     ---------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.07      $  0.01     $    0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   2.78         0.87         (1.70)
                                                                       -------      -------     ---------
  Net increase (decrease) from investment operations                   $  2.85      $  0.88     $   (1.68)
Distributions to shareowners:
 Net investment income                                                 $ (0.09)     $ (0.01)    $       -
 Net realized gain                                                           -            -             -
                                                                       -------      -------     ---------
Total distributions                                                    $ (0.09)     $ (0.01)    $       -
                                                                       -------      -------     ---------
Capital contributions                                                  $     -      $     -     $       -
                                                                       -------      -------     ---------
Redemption fees                                                           0.00(a)      0.01             -
                                                                       -------      -------     ---------
Net increase (decrease) in net asset value                             $  2.76      $  0.88     $   (1.68)
                                                                       -------      -------     ---------
Net asset value, end of period                                         $ 11.45      $  8.69     $    7.81
                                                                       =======      =======     =========
Total return*                                                            32.90%       11.35%       (17.70)%
Ratio of net expenses to average net assets+                              1.34%        1.36%         1.60%
Ratio of net investment income to average net assets+                     1.20%        1.25%         0.35%
Portfolio turnover rate                                                      7%          18%          160%
Net assets, end of period (in thousands)                               $15,782      $ 4,711     $   3,932
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                             1.85%        1.86%         1.89%
 Net investment income                                                    0.69%        0.75%         0.06%
Ratios with waiver of management fees and assumption of expenses by
 Advisor and reduction for fees paid indirectly:
 Net expenses                                                             1.34%        1.36%         1.60%
 Net investment income                                                    1.20%        1.25%         0.35%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

30  The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year Ended    Year Ended
                                                                  7/31/06 (b)     7/31/05
CLASS B
Net asset value, beginning of period                               $ 13.78        $ 11.19
                                                                   -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.03)       $  0.07
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       2.59           2.56
                                                                   -------        -------
  Net increase (decrease) from investment operations               $  2.56        $  2.63
Distributions to shareowners:
 Net investment income                                             $ (0.01)       $ (0.04)
 Net realized gain                                                   (1.51)             -
                                                                   -------        -------
Total distributions                                                $ (1.52)       $ (0.04)
                                                                   -------        -------
Capital contributions                                              $     -        $  0.00(a)
                                                                   -------        -------
Redemption fees                                                       0.00(a)           -
                                                                   -------        -------
Net increase (decrease) in net asset value                         $  1.04        $  2.59
                                                                   -------        -------
Net asset value, end of period                                     $ 14.82        $ 13.78
                                                                   =======        ========
Total return*                                                        19.92%         23.52%
Ratio of net expenses to average net assets+                          2.47%          2.11%
Ratio of net investment income (loss) to average net assets+          0.08%          0.58%
Portfolio turnover rate                                                134%            12%
Net assets, end of period (in thousands)                           $ 4,858        $ 3,242
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         2.48%          2.33%
 Net investment income (loss)                                         0.07%          0.36%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         2.47%          2.11%
 Net investment income (loss)                                         0.08%          0.58%



                                                                   Year Ended   Year Ended   Year Ended
                                                                    7/31/04      7/31/03      7/31/02
CLASS B
Net asset value, beginning of period                               $  8.49     $    7.64    $    9.35
                                                                   -------     ---------    ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $ (0.03)    $       -    $   (0.03)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       2.73          0.85        (1.68)
                                                                   -------     ---------    ---------
  Net increase (decrease) from investment operations               $  2.70     $    0.85    $   (1.71)
Distributions to shareowners:
 Net investment income                                             $     -     $       -    $       -
 Net realized gain                                                       -             -            -
                                                                   -------     ---------    ---------
Total distributions                                                $     -     $       -    $       -
                                                                   -------     ---------    ---------
Capital contributions                                              $     -     $       -    $       -
                                                                   -------     ---------    ---------
Redemption fees                                                       0.00(a)          -            -
                                                                   -------     ---------    ---------
Net increase (decrease) in net asset value                         $  2.70     $    0.85    $   (1.71)
                                                                   -------     ---------    ---------
Net asset value, end of period                                     $ 11.19     $    8.49    $    7.64
                                                                   =======     =========    =========
Total return*                                                        31.80%        11.13%      (18.29)%
Ratio of net expenses to average net assets+                          2.09%         2.11%        2.36%
Ratio of net investment income (loss) to average net assets+          0.30%         0.75%       (0.39)%
Portfolio turnover rate                                                  7%           18%         160%
Net assets, end of period (in thousands)                           $ 2,147     $     810    $     471
Ratios with no waiver of management fees and assumption of
 expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                         2.59%         2.61%        2.64%
 Net investment income (loss)                                        (0.20%)        0.25%       (0.67)%
Ratios with waiver of management fees and assumption of
 expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                         2.09%         2.11%        2.36%
 Net investment income (loss)                                         0.30%         0.75%       (0.39)%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    31

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  9/23/05 (a) to
                                                                     7/31/06
CLASS C
Net asset value, beginning of period                                $  14.38
                                                                    --------
Increase from investment operations:
  Net investment income                                             $   0.04
  Net realized and unrealized gain on investments and
   foreign currency transactions                                        1.99
                                                                    --------
   Net increase from investment operations                          $   2.03
Distributions to shareowners:
  Net realized gain                                                    (1.51)
                                                                    --------
Redemption fees                                                     $   0.00(c)
                                                                    --------
Net increase in net asset value                                     $   0.52
                                                                    --------
Net asset value, end of period                                      $  14.90
                                                                    ========
Total return*                                                          15.39%(b)
Ratio of net expenses to average net assets+                            2.50%**
Ratio of net investment income to average net assets+                   0.73%**
Portfolio turnover rate                                                  134%**
Net assets, end of period (in thousands)                            $  1,081
Ratios with no waiver of management fees and
  assumption of expenses by Advisor and no reduction
  for fees paid indirectly:
  Net expenses                                                          2.50%
  Net income                                                            0.73%
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                          2.50%**
  Net investment income                                                 0.73%**

(a) Class C shares were first publicly offered on September 23, 2005.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
** Annualized.
+ Ratios with no reduction for fees paid indirectly.

32 The accompanying notes are an integral part of these financial statements.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                       Year Ended    Year Ended
                                                                      7/31/06 (b)      7/31/05
CLASS Y
Net asset value, beginning of period                                   $ 14.20        $ 11.50
                                                                       --------       -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.19        $  0.18
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   2.65           2.65
                                                                       --------       -------
  Net increase (decrease) from investment operations                   $  2.84        $  2.83
Distributions to shareowners:
 Net investment income                                                 $ (0.21)       $ (0.13)
 Net realized gain                                                       (1.51)             -
                                                                       --------       -------
Total distributions                                                    $ (1.72)       $ (0.13)
                                                                       --------       -------
Capital contributions                                                  $     -        $  0.00(a)
                                                                       --------       -------
Redemption fees                                                           0.00(a)           -
                                                                       --------       -------
Net increase (decrease) in net asset value                             $  1.12        $  2.70
                                                                       --------       -------
Net asset value, end of period                                         $ 15.32        $ 14.20
                                                                       =======        ========
Total return*                                                            21.49%         24.63%
Ratio of net expenses to average net assets+                              1.22%          1.21%
Ratio of net investment income to average net assets+                     1.19%          1.42%
Portfolio turnover rate                                                    134%            12%
Net assets, end of period (in thousands)                               $454,579       $465,924
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                             1.23%          1.44%
 Net investment income                                                    1.18%          1.19%
Ratios with waiver of management fees and assumption of expenses by
Advisor and reduction for fees paid indirectly:
 Net expenses                                                             1.22%          1.21%
 Net investment income                                                    1.19%          1.42%

                                                                       Year Ended   Year Ended   Year Ended
                                                                        7/31/04      7/31/03      7/31/02
CLASS Y
Net asset value, beginning of period                                   $   8.73     $   7.83     $   9.50
                                                                       --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.11     $   0.02     $   0.04
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    2.76         0.89        (1.70)
                                                                       --------     --------     --------
  Net increase (decrease) from investment operations                   $   2.87     $   0.91     $  (1.66)
Distributions to shareowners:
 Net investment income                                                 $  (0.11)    $  (0.02)    $  (0.01)
 Net realized gain                                                            -            -            -
                                                                       --------     --------     --------
Total distributions                                                    $  (0.11)    $  (0.02)    $  (0.01)
                                                                       --------     --------     --------
Capital contributions                                                  $      -     $      -     $      -
                                                                       --------     --------     --------
Redemption fees                                                            0.01         0.01            -
                                                                       --------     --------     --------
Net increase (decrease) in net asset value                             $   2.77     $   0.90     $  (1.67)
                                                                       --------     --------     --------
Net asset value, end of period                                         $  11.50     $   8.73     $   7.83
                                                                       ========     ========     ========
Total return*                                                             33.02%       11.73%      (17.49)%
Ratio of net expenses to average net assets+                               1.19%        1.21%        1.45%
Ratio of net investment income to average net assets+                      1.13%        1.52%        0.56%
Portfolio turnover rate                                                       7%          18%         160%
Net assets, end of period (in thousands)                               $370,794     $254,736     $185,374
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                              1.74%        1.76%        1.79%
 Net investment income                                                     0.58%        0.97%        0.22%
Ratios with waiver of management fees and assumption of expenses by
Advisor and reduction for fees paid indirectly:
 Net expenses                                                              1.19%        1.21%        1.45%
 Net investment income                                                     1.13%        1.52%        0.56%

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  33

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer International Core Equity Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth International Equity Fund. AmSouth International Equity Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth International Equity Fund on September 22, 2005). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

    associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains/or the repatriation of foreign currencies in certain countries. During the year ended July 31, 2006, the Fund paid no such taxes.

    In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation of certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of July 31, 2006, the Fund had no reserve related to capital gains.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid during the years ended July 31, 2006 and 2005 were as follows:

--------------------------------------------------------------------------------
                                    2006            2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $ 6,818,102     $4,279,578
  Long-term capital gain        48,676,729              -
                               -----------     ----------
    Total                      $55,494,831     $4,279,578
                               ===========     ==========
--------------------------------------------------------------------------------

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                         2006
--------------------------------------------------------------------------------
  Undistributed ordinary income     $ 20,137,109
  Undistributed long-term gain       122,601,054
  Unrealized appreciation             46,997,225
                                    ------------
    Total                           $189,735,388
                                    ============
--------------------------------------------------------------------------------


    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward foreign currency contracts.

    At July 31, 2006, the Fund reclassified $1,980,174 to increase undistributed net investment income, $2,000 to increase paid in capital and $1,982,174 to decrease accumulated net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $6,232 in underwriting commissions on the sale of Class A shares during the period from September 23, 2005 to July 31, 2006.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of Unicredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

G.  Securities Lending

    The Fund lends securities in its Portfolio to certain broker-dealers or other institutional investors, with the Funds custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102% at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman, Co., the Fund's custodian.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, are required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million and 0.75% of the excess over $500 million. The management fee was equivalent to 0.93% of the average daily net assets for the year.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.90% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a few computed bases on an annual percentage of 0.15% of the average daily net assets of the Fund.

As of July 31, 2005, AmSouth Bank voluntarily contributed $12,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.60%, 2.50% and 2.50% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through December 1, 2008 for Class A shares and through December 1, 2006 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2006, $47,382 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Transfer Agent

Since the reorganization, PIMSS provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $10,916 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services Ohio, Inc. was the transfer and shareholder servicing agent of the Fund.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,280 in distribution fees payable to PFD at July 31, 2006.

Prior to September 23, 2005, Class A and Class Y (formerly Class I) were subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agreed to provide certain administrative support services for their customers or account holders. Each Fund entered into a specific arrangement with BISYS for the provision of such services and reimbursed BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A shares and 0.15% of the Class I shares of the average daily net assets of the Fund. Class B shares were subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as a payment for its services or expenses in connection with distribution assistance of the Fund's Class B shares to the participating organizations customers. The Fund entered into a specific arrangement with BISYS for the provision of such services and paid BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

shares, which included a Shareholder Servicing Fee of 0.75% of the average daily net assets of the Class B shares of the Fund.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended July 31, 2006, CDSCs of $5,713 were paid to PFD.

Prior to August 1, 2006, the Fund charged a 2.0% redemption fee on each class of shares sold within 30 days of purchase. For the year ended July 31, 2006, the Fund collected $745 in redemption fees, which are included in the Fund's capital account. Effective August 1, 2006, this redemption fee is no longer charged.

5. Expense Offset Arrangements

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS, and BISYS Ohio had voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2006, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At July 31, 2006, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable at July 31, 2006 were $4,504,324 and $4,506,087, respectively, resulting in a net payable of $1,763.

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer International Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer International Core Equity Fund (formerly AmSouth International Equity Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Core Equity Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /S/ERNST + YOUNG LLP


Boston, Massachusetts
September 15, 2006

Pioneer International Core Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                          Positions Held   Length of Service        Principal Occupation         Other Directorships Held
Name and Age              With the Fund    and Term of Office       During Past Five Years       by this Trustee
John F. Cogan, Jr. (80)*  Chairman of the  Trustee since 2005.      Deputy Chairman and a        Chairman (until June
                          Board, Trustee   Serves until successor   Director of Pioneer Global   2006) and Director of
                          and President    trustee is elected or    Asset Management S.p.A.      ICI Mutual Insurance
                                           earlier retirement or    ("PGAM"); Non-Executive      Company; Director
                                           removal.                 Chairman and a Director of   of Harbor Global
                                                                    Pioneer Investment           Company, Ltd.
                                                                    Management USA Inc.
                                                                    ("PIM-USA"); Chairman and a
                                                                    Director of Pioneer;
                                                                    Chairman and Director of
                                                                    Pioneer Institutional Asset
                                                                    Management, Inc. (since
                                                                    2006), Director of Pioneer
                                                                    Alternative Investment
                                                                    Management Limited (Dublin);
                                                                    President and a Director of
                                                                    Pioneer Alternative
                                                                    Investment Management
                                                                    (Bermuda) Limited and
                                                                    affiliated funds; Director
                                                                    of PIOGLOBAL Real Estate
                                                                    Investment Fund (Russia)
                                                                    (until June 2006); Director
                                                                    of Nano-C, Inc. (since
                                                                    2003); Director of Cole
                                                                    Investment Corporation
                                                                    (since 2004); Director of
                                                                    Fiduciary Counseling, Inc.;
                                                                    President and Director of
                                                                    Pioneer Funds Distributor,
                                                                    Inc. ("PFD") (until May
                                                                    2006); President of all of
                                                                    the Pioneer Funds; and Of
                                                                    Counsel, Wilmer Cutler
                                                                    Pickering Hale and Dorr LLP
                                                                    (counsel to PIM-USA and the
                                                                    Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (62)**      Trustee          Trustee since 2005.      Senior Vice President and    Director of The Enterprise
3050 K. Street NW,                         Serves until successor   Chief Financial Officer,     Social Investment
Washington, DC 20007                       trustee is elected or    I-trax, Inc. (publicly       Company (privately-held
                                           earlier retirement or    traded health care services  affordable housing
                                           removal.                 company) (2001 - present);   finance company);
                                                                    Managing Partner, Federal    Director of New York
                                                                    City Capital Advisors        Mortgage Trust (publicly
                                                                    (boutique merchant bank)     traded mortgage REIT)
                                                                    (2002 to 2004); Executive
                                                                    Vice President and Chief
                                                                    Financial Officer, Pedestal
                                                                    Inc. (internet-based
                                                                    mortgage trading company)
                                                                    (2000 - 2002).
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             Positions Held  Length of Service       Principal Occupation         Other Directorships Held
Name, Age and Address        With the Fund   and Term of Office      During Past Five Years       by this Trustee
Mary K. Bush (58)            Trustee         Trustee since 2005.     President, Bush              Director of Brady
3509 Woodbine Street,                        Serves until            International (international Corporation (industrial
Chevy Chase, MD 20815                        successor trustee       financial advisory firm).    identification and
                                             is elected or earlier                                specialty coated material
                                             retirement or removal.                               products manufacturer),
                                                                                                  Director of Briggs &
                                                                                                  Stratton Co. (engine
                                                                                                  manufacturer) Director
                                                                                                  of Mortgage Guaranty
                                                                                                  Insurance Corporation,
                                                                                                  and Director of UAL
                                                                                                  Corporation (airline
                                                                                                  holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Trustee         Trustee since 2005.     Founding Director, The       None
1001 Sherbrooke Street West,                 Serves until successor  Winthrop Group, Inc.
Montreal, Quebec, Canada                     trustee is elected or   (consulting firm);
H3A 1G5                                      earlier retirement or   Desautels, Faculty of
                                             removal.                Management, McGill
                                                                     University.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (55)         Trustee         Trustee since           Private investor (2004 -     Director of Quadriserv
89 Robbins Avenue,                           February 2006.          present); Senior Executive   Inc. (technology products
Berkeley Heights, NJ 07922                   Serves until successor  Vice President, The Bank of  for securities lending
                                             trustee is elected or   New York (financial and      industry)
                                             earlier retirement      securities services) (1986 -
                                             or removal.             2004).
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                              Positions Held  Length of Service       Principal Occupation         Other Directorships Held
Name, Age and Address         With the Fund   and Term of Office      During Past Five Years       by this Trustee
Marguerite A. Piret (58)      Trustee         Trustee since 2005.     President and Chief          Director of New America
One Boston Place, 28th Floor,                 Serves until successor  Executive Officer, Newbury,  High Income Fund, Inc.
Boston, MA 02108                              trustee is elected or   Piret & Company, Inc.        (closed-end investment
                                              earlier retirement      (investment banking firm).   company)
                                              or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)            Trustee         Trustee since 2005.     President, John Winthrop &   None
One North Adgers Wharf,                       Serves until successor  Co., Inc. (private
Charleston, SC 29401                          trustee is elected or   investment firm).
                                              earlier retirement
                                              or removal.
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**         Executive Vice  Trustee since 2005.     President and Chief          Trustee of certain
                              President       Serves at the           Executive Officer, PIM-USA   Pioneer Funds.
                                              discretion of board.    since May 2003 (Director
                                                                      since January 2001;
                                                                      Executive Vice President and
                                                                      Chief Operating Officer from
                                                                      November 2000 - May 2003);
                                                                      Director of PGAM since June
                                                                      2003; President and Director
                                                                      of Pioneer since May 2003;
                                                                      President and Director of
                                                                      Pioneer Institutional Asset
                                                                      Management, Inc. since
                                                                      February 2006; Chairman and
                                                                      Director of Pioneer
                                                                      Investment Management
                                                                      Shareholder Services, Inc.
                                                                      ("PIMSS") since May 2003;
                                                                      Director of PFD since May
                                                                      2006; Director of Oak Ridge
                                                                      Investments, L.L.C. (a
                                                                      registered investment
                                                                      adviser in which PIM USA
                                                                      owns a minority interest)
                                                                      since January 2005; Director
                                                                      of Vanderbilt Capital
                                                                      Advisors, LLC (an
                                                                      institutional investment
                                                                      adviser wholly-owned by PIM
                                                                      USA) since June 2006;
                                                                      Executive Vice President of
                                                                      all of the Pioneer Funds
                                                                      since June 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                              Positions Held  Length of Service       Principal Occupation          Other Directorships Held
Name and Age                  With the Fund   and Term of Office      During Past Five Years        by this Officer
Dorothy E. Bourassa (58)      Secretary       Since 2005.             Secretary of PIM-USA; Senior  None
                                              Serves at the           Vice President - Legal of
                                              discretion of Board.    Pioneer; and Secretary/Clerk
                                                                      of most of PIM-USA's
                                                                      subsidiaries; Secretary of
                                                                      all of the Pioneer Funds
                                                                      since September 2003
                                                                      (Assistant Secretary from
                                                                      November 2000 to September
                                                                      2003).

------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)    Assistant       Since 2005.             Vice President and Senior     None
                              Secretary       Serves at the           Counsel of Pioneer since
                                              discretion of Board.    July 2002; Vice President
                                                                      and Senior Counsel of BISYS
                                                                      Fund Services, Inc. (April
                                                                      2001 to June 2002); Senior
                                                                      Vice President and Deputy
                                                                      General Counsel of Funds
                                                                      Distributor, Inc. (July 2000
                                                                      to April 2001; Assistant
                                                                      Secretary of all Pioneer
                                                                      Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)    Assistant       Since July 2006         Partner, Wilmer Cutler        None
                              Secretary       Serves at the           Pickering Hale and Door LLP;
                                              discretion of Board.    and Assistant Secretary of
                                                                      all Pioneer Funds since July
                                                                      2006 Vice President - Fund
                                                                      Accounting, Administration
                                                                      and Controllership Services
                                                                      of Pioneer; and Treasurer of
                                                                      all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)             Treasurer       Since 2005.             Vice President - Fund         None
                                              Serves at the           Accounting, Administration
                                              discretion of Board.    and Controllership Services
                                                                      of Pioneer; and Treasurer of
                                                                      all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)          Assistant       Since 2005.             Deputy Treasurer of Pioneer   None
                              Treasurer       Serves at the           since 2004; Treasurer and
                                              discretion of Board.    Senior Vice President, CDC
                                                                      IXIS Asset Management
                                                                      Services from 2002 to 2003;
                                                                      Assistant Treasurer and Vice
                                                                      President, MFS Investment
                                                                      Management from 1997 to
                                                                      2002; and Assistant
                                                                      Treasurer of all of the
                                                                      Pioneer Funds since November
                                                                      2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                              Positions Held  Length of Service       Principal Occupation          Other Directorships Held
Name and Age                  With the Fund   and Term of Office      During Past Five Years        by this Officer
Luis I. Presutti (41)         Assistant       Since 2005.             Assistant Vice President -    None
                              Treasurer       Serves at the           Fund Accounting,
                                              discretion of Board.    Administration and
                                                                      Controllership Services of
                                                                      Pioneer; and Assistant
                                                                      Treasurer of all of the
                                                                      Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)            Assistant       Since 2005.             Fund Accounting Manager -     None
                              Treasurer       Serves at the           Fund Accounting,
                                              discretion of Board.    Administration and
                                                                      Controllership Services of
                                                                      Pioneer; and Assistant
                                                                      Treasurer of all of the
                                                                      Pioneer Funds since May
                                                                      2002.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Assistant       Since 2005.             Fund Administration Manager   None
                              Treasurer       Serves at the           - Fund Accounting,
                                              discretion of Board.    Administration and
                                                                      Controllership Services
                                                                      since June 2003; Assistant
                                                                      Vice President - Mutual Fund
                                                                      Operations of State Street
                                                                      Corporation from June 2002
                                                                      to June 2003 (formerly
                                                                      Deutsche Bank Asset
                                                                      Management); Pioneer Fund
                                                                      Accounting, Administration
                                                                      and Controllership Services
                                                                      (Fund Accounting Manager
                                                                      from August 1999 to May
                                                                      2002); and Assistant
                                                                      Treasurer of all Pioneer
                                                                      Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief           Since March, 2006.      Chief Compliance Officer of   None
                              Compliance      Serves at the           Pioneer and Pioneer Funds
                              Officer         discretion of Board.    since March 2006; Vice
                                                                      President and Senior Counsel
                                                                      of Pioneer since September
                                                                      2004; and Senior Vice
                                                                      President and Counsel, State
                                                                      Street Research & Management
                                                                      Company (February 1998 to
                                                                      September 2004).
------------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 Call us for:

 Account Information, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                          1-800-225-6292

 FactFoneSM for automated fund yields, prices,
 account information and transactions                       1-800-225-4321

 Retirement plans information                               1-800-622-0176

 Telecommunications Device for the Deaf (TDD)               1-800-225-1997

 Write to us:

 PIMSS, Inc.
 P.O. Box 55014
 Boston, Massachusetts 02205-5014

 Our toll-free fax                                          1-800-225-4240

 Our internet e-mail address            ask.pioneer@pioneerinvestments.com
 (for general questions about Pioneer only)

     Visit our web site:                        www.pioneerinvestments.com

 Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    PIONEER
                                    -------
                                    FOCUSED
                                     EQUITY
                                      FUND

                                     Annual
                                     Report

                                     7/31/06

                                  [LOGO]PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2
Portfolio Management Discussion                                              4
Portfolio Summary                                                            9
Prices and Distributions                                                    10
Performance Update                                                          11
Comparing Ongoing Fund Expenses                                             15
Schedule of Investments                                                     17
Financial Statements                                                        20
Notes to Financial Statements                                               28
Report of Independent Registered Public Accounting Firm                     36
Trustees, Officers and Service Providers                                    37

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to- longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,
/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

In the following interview, portfolio managers Neil Wright, Janna Sampson and Peter Jankovskis discuss the factors that influenced Pioneer Focused Equity Fund's performance for the annual period ended July 31, 2006. OakBrook Investments, LLC, is the Fund's subadviser.

Q: Can you characterize the market environment for the Fund over the twelve-month period ended July 31, 2006?

A: The Fund's fiscal year was a period of mixed signals with respect to growth and inflation. Additional uncertainties were created by both the hurricanes that devastated the Gulf Coast in September of 2005 and the transition to new leadership at the Federal Reserve in February of 2006.

     Equity returns for the annual period were positive, but generally moderate, as share prices eased somewhat after a strong beginning. Energy and other commodity-related stocks experienced exceptional performance over the first part of the fiscal period, in part due to the catastrophic hurricane season and the resulting short-term disruption in the U.S. oil supply. Energy prices soared, with a barrel of crude oil topping the $70 mark, as compared to prices in the $30 range two years earlier. Other commodities, such as paper and metals, followed suit. While upward pressure on commodities lessened as the year progressed, prices remained at historically high levels. As a result, commodity-producing companies generally experienced substantial earnings increases during the period, while earnings - and share prices - in industries that rely on commodities in the manufacture or delivery of their products suffered from increased costs.

     After two years of pursuing an uninterrupted policy of measured interest-rate tightening, the Fed, under Chairman Bernanke, indicated that future interest-rate moves would be dependent on incoming economic data. As a result, market sentiment over the last quarter of the fiscal period alternated between fear of an economic slowdown and hope that the Fed would be able to engineer the proverbial soft landing.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How did the Fund perform in this environment?

A: From July 31, 2005, through July 31, 2006, the Fund's Class A shares had a total return of -4.35% at net asset value versus 5.38% for the Standard & Poor's 500 Index, the Fund's unmanaged benchmark index. The Fund's 816 Lipper Multi-Cap Core peers returned an average of 4.27% over the same time period. The Fund's long-term investment strategy of focusing on companies with strong brands constrained performance over a period in which market leadership was highly concentrated among commodity producers. In addition, earnings for many of the companies in our investment universe were hurt by high commodity prices.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   Can you outline the Fund's overall investment approach?

A: Our investment universe is approximately 150 mid- and large-capitalization companies with dominant market share positions that are supported by some barrier to competition, frequently a well-known brand name. Within this universe, we employ intensive stock-by-stock analysis to identify companies that we believe are trading at discounts to their long-term value. The result is a portfolio of 20 to 25 leading "market power" companies whose stock prices we believe are undervalued. We believe that a portfolio of such stocks has the potential to outperform the broader market over a complete market cycle, and to do so with less volatility.

Q: Can you discuss what helped and hurt the performance of the Fund over the period?

A: The universe of companies from which we select investments was generally out of favor, and as a result not much worked for the Fund for much of the year. Most of our underperformance was

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------

     due to the outperformance of energy stocks over the first half of the period. As will typically be the case, we had no exposure to energy.

     Because one of our principal areas of focus is on companies with strong brands, we were generally overweighted versus the broad market in the consumer-oriented sectors, which underperformed during the annual period. At the end of July, the consumer discretionary and consumer staples sectors comprised 31.8% and 25.4%, respectively, of the Fund.

     A number of holdings were impacted during the period by higher paper costs, including newspaper publisher Tribune. At the end of June, we tendered our Tribune shares in a buyback. We received a premium in doing so and used part of the proceeds to increase exposure to Gannett, in our view the premier name in the newspaper industry. Gannett has strong cash flows, low competition in most cities for its local publications and a national flagship in USA Today. While the advent of the Internet has slowed the growth in advertising rates for newspaper publishers, we are not convinced that it will lead to the demise of the industry. In addition, we expect the very high paper costs that have hurt earnings for these companies to ease going forward.

     In February, we sold our position in Snap-on Tools and used the proceeds, along with some of the cash raised by the Tribune tender, to buy the market leader in computer networking, Cisco Systems. We believed Snap-on was fully valued after a period of strong performance. With the addition of Cisco, the Fund's exposure to the broadly defined information technology sector reached around 16% of assets. The Fund's largest holding in this area is Automatic Data Processing (ADP) the leading provider of payroll processing services to employers. We expected the company's shares to perform well given both the growth in U.S. employment and rising short-term interest rates, which provided a boost to earnings on cash held by ADP pending its disbursement to employees of its client companies. However, concerns about economic growth and the sustainability of recent employment gains held back the performance of ADP's stock during much of the period.

     In May we sold most of our position in consumer staples holding HJ Heinz, following a jump up in its share price related to a

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     challenge to the company's board by a hedge fund manager. While the market saw this development as a potential positive for the company's outlook, the price appreciation was unrelated to company fundamentals, and we took this as an opportunity to sell at a favorable level. We also trimmed our largest holding, Waste Management, in view of the appreciation it has experienced. Waste Management is the dominant owner and operator of landfills in the U.S., and given the regulatory and political obstacles to developing new landfills, it enjoys significant market power. As a result of its strong performance, our position in the company had reached approximately 8% of the portfolio, and we believed it was prudent to reduce exposure to the 5% range.

     We used the proceeds from sales of HJ Heinz and Waste Management to initiate a position in Wal-Mart. The market was focused on the slowing of Wal-Mart's growth rate versus that of Target, its more upscale competitor. As a result, we were able to purchase the company's shares at a level which we believed was very reasonable relative to historical norms. We had been closely monitoring the impact on Wal-Mart of a change in banking regulations that took effect in January of 2006 and that resulted in a doubling of minimum credit card payments for millions of consumers. Our assessment is that most consumers have adjusted to this change, and we think that the impact on Wal-Mart going forward is likely to be minimal.

Q:   How are you positioning the Fund going forward?

A: Energy and commodity prices, while still high, appear to have begun to stabilize, which should give the companies that we focus on an opportunity gradually to raise prices and restore profitability. Historically, the Fund's universe of "market power" companies has traded at a premium to the overall market based on such valuation measures as their price-to-earnings ratios, which indicate how much investors are willing to pay per dollar of a company's earnings. However, many of the companies we hold are now currently priced at below-market price-to-earnings ratios and dramatically below their long-term average valuations. We see signs that the market is beginning to realize that the high-quality, large-capitalization companies that we tend to hold are significantly undervalued. In addition, given a somewhat choppy market environment, we expect the relatively stable nature of these stocks to

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------

     be seen as attractive to a wider range of participants. We believe the Fund is well positioned for the next phase of the market cycle, even if commodity prices remain near their current levels.

     Going forward, we will continue to employ intensive fundamental research in the effort to identify leading companies benefiting from competitive barriers that should help protect their market shares and profitability, while targeting for the Fund those companies that are selling at reasonable valuations. Our goal remains to outperform the broader market over the long term, with less short-term volatility.

     In May 2006, the Board of Trustees approved and recommended that Pioneer Focused Equity Fund be reorganized into Pioneer Research Fund. This proposed fund reorganization will be presented to shareowners at a special meeting anticipated to be held on October 17, 2006. Pending shareholder approval, it is anticipated that the reorganization will become effective on or about November 10, 2006. However, there can be no assurance that the reorganization will be approved or, if approved, completed.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                      92.4%
Temporary Cash Investment                                                7.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                                                  31.8%
Consumer Staples                                                        25.4%
Industrials                                                             18.5%
Information Technology                                                  16.7%
Materials                                                                5.0%
Health Care                                                              2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

1. McDonald's Corp.                   7.81%     6. Sysco Corp.                                6.41%
2. Automatic Data Processing, Inc.    7.54      7. Microsoft Corp.                            5.65
3. Harley-Davidson, Inc.              7.48      8. International Flavor & Fragrances, Inc.    5.00
4. Pitney Bowes, Inc.                 7.33      9. Kimberly-Clark Corp.                       4.97
5. Home Depot, Inc.                   6.52     10. The Walt Disney Co.                        4.96

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class   7/31/06       7/31/05
-----   -------       -------
  A      $12.98        $14.28
  B      $12.46        $13.82
  Y      $13.08        $14.36

Class   7/31/06        9/23/05
-----   -------        -------
  C      $12.42         $13.06

Distributions Per Share
--------------------------------------------------------------------------------

                8/1/05 - 7/31/06
                -----------------
          Net
       Investment     Short-Term        Long-Term
Class    Income      Capital Gains    Capital Gains
-----  ----------    -------------    -------------
  A       $0.0720      $    -            $0.6142
  B       $0.0263      $    -            $0.6142
  Y       $0.1035      $    -            $0.6142

                  9/23/05 - 7/31/06
                  -----------------
          Net
       Investment     Short-Term        Long-Term
Class    Income      Capital Gains    Capital Gains
-----  ----------    -------------    --------------
  C       $0.0170      $    -            $0.6142

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's (S&P) 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-14.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of July 31, 2006)
                      Net Asset            Public
                        Value             Offering
Period                  (NAV)            Price (POP)
Life-of-Class
(9/1/98)                5.62%               4.83%
5 Years                 4.53                3.29
1 Year                 -4.35               -9.85

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

                   Pioneer Focused    Standard & Poor's
                     Equity Fund          500 Index
 9/98                   9425               10000
                       10718               13204
 7/00                   8590               14387
                       11077               12327
 7/02                  10855                9416
                       11807               10417
 7/04                  13405               11788
                       14456               13444
 7/06                  13826               14167

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A and Class B shares of the Fund includes the performance of AmSouth Select Equity Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of July 31, 2006)

                         If                  If
Period                  Held              Redeemed
Life-of-Class
(9/1/98)                4.82%               4.82%
5 Years                 3.71                3.71
1 Year                 -5.29               -8.90

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

                   Pioneer Focused    Standard & Poor's
                     Equity Fund          500 Index
 9/98                  10000               10000
                       11294               13204
 7/00                   8982               14387
                       11519               12327
 7/02                  11199                9416
                       12093               10417
 7/04                  13634               11788
                       14593               13444
 7/06                  13821               14167

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

The performance of the Class A and Class B shares of the Fund includes the performance of AmSouth Select Equity Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of July 31, 2006)

                         If                  If
Period                  Held              Redeemed
Life-of-Class
(9/1/98)*               4.77%               4.77%
5 Years                 3.63                3.63
1 Year                 -5.67               -5.67

* Inception date of the predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

                   Pioneer Focused    Standard & Poor's
                     Equity Fund          500 Index
 9/98                  10000               10000
                       11294               13204
 7/00                   8982               14387
                       11519               12327
 7/02                  11199                9416
                       12093               10417
 7/04                  13634               11788
                       14593               13444
 7/06                  13766               14167

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Focused Equity Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of July 31, 2006)

                         If                  If
Period                  Held              Redeemed
Life-of-Class
(9/1/98)                5.82%               5.82%
5 Years                 4.76                4.76
1 Year                 -3.95               -3.95

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

VALUE OF $10,000 INVESTMENT

                   Pioneer Focused    Standard & Poor's
                     Equity Fund          500 Index
 9/98                  10000               10000
                       11388               13204
 7/00                   9142               14387
                       11804               12327
 7/02                  11587                9416
                       12625               10417
 7/04                  14359               11788
                       15510               13444
 7/06                  14897               14167

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Select Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Focused Equity Fund was created through the reorganization of AmSouth Select Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and chart do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Focused Equity Fund

Based on actual returns from February 1, 2006 through July 31, 2006.

Share Class                        A             B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 2/1/06
Ending Account Value            $  986.39    $  981.04    $  986.46    $  988.68
On 7/31/06
Expenses Paid During Period*    $    6.65    $   11.20    $   17.48    $    4.63

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.28%, 3.55% and 0.94%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Focused Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2006 through July 31, 2006.

Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 2/1/06
Ending Account Value            $1,018.10    $1,013.49    $1,007.19    $1.020.13
On 7/31/06
Expenses Paid During Period*    $    6.76    $   11.38    $   17.67    $    4.71

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.28%, 3.55% and 0.94%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

   Shares                                                           Value
             COMMON STOCKS - 99.3%
             Materials - 5.0%
             Specialty Chemicals - 5.0%
   95,700    International Flavor & Fragrances, Inc.          $ 3,540,900
                                                              -----------
             Total Materials                                  $ 3,540,900
                                                              -----------
             Capital Goods - 6.2%
             Electrical Component & Equipment - 4.2%
  176,200    American Power Conversion Corp.                  $ 2,974,256
                                                              -----------
             Industrial Machinery - 2.0%
   57,600    Briggs & Stratton Corp.                          $ 1,474,560
                                                              -----------
             Total Capital Goods                              $ 4,448,816
                                                              -----------
             Commercial Services & Supplies - 12.2%
             Environmental & Facilities Services - 4.9%
  101,260    Waste Management, Inc.                           $ 3,481,319
                                                              -----------
             Office Services & Supplies - 7.3%
  125,700    Pitney Bowes, Inc.                               $ 5,193,924
                                                              -----------
             Total Commercial Services & Supplies             $ 8,675,243
                                                              -----------
             Automobiles & Components - 7.4%
             Motorcycle Manufacturers - 7.4%
   93,000    Harley-Davidson, Inc. (b)                        $ 5,301,000
                                                              -----------
             Total Automobiles & Components                   $ 5,301,000
                                                              -----------
             Consumer Services - 7.8%
             Restaurants - 7.8%
  156,300    McDonald's Corp.                                 $ 5,531,457
                                                              -----------
             Total Consumer Services                          $ 5,531,457
                                                              -----------
             Media - 9.8%
             Movies & Entertainment - 4.9%
  118,400    The Walt Disney Co.                              $ 3,515,296
                                                              -----------
             Publishing - 4.9%
   67,200    Gannett Co.                                      $ 3,502,464
                                                              -----------
             Total Media                                      $ 7,017,760
                                                              -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                            Value
             Retailing - 6.5%
             Home Improvement Retail - 6.5%
  133,100    Home Depot, Inc.                                 $ 4,619,901
                                                              -----------
             Total Retailing                                  $ 4,619,901
                                                              -----------
             Food & Drug Retailing - 10.5%
             Food Distributors - 6.4%
  164,600    Sysco Corp.*                                     $ 4,542,960
                                                              -----------
             Hypermarkets & Supercenters - 4.1%
   65,900    Wal-Mart Stores, Inc.                            $ 2,932,550
                                                              -----------
             Total Food & Drug Retailing                      $ 7,475,510
                                                              -----------
             Food, Beverage & Tobacco - 9.8%
             Packaged Foods & Meats - 9.8%
   67,200    General Mills, Inc.*                             $ 3,487,680
   27,200    H.J. Heinz Co., Inc.                               1,141,584
   53,578    The J.M. Smucker Co.                               2,391,186
                                                              -----------
                                                              $ 7,020,450
                                                              -----------
             Total Food, Beverage & Tobacco                   $ 7,020,450
                                                              -----------
             Household & Personal Products - 4.9%
             Household Products - 4.9%
   57,700    Kimberly-Clark Corp.*                            $ 3,522,585
                                                              -----------
             Total Household & Personal Products              $ 3,522,585
                                                              -----------
             Pharmaceuticals & Biotechnology - 2.6%
             Pharmaceuticals - 2.6%
   72,120    Pfizer, Inc.                                     $ 1,874,399
                                                              -----------
             Total Pharmaceuticals & Biotechnology            $ 1,874,399
                                                              -----------
             Software & Services - 13.1%
             Data Processing & Outsourced Services - 7.5%
  122,000    Automatic Data Processing, Inc.                  $ 5,338,720
                                                              -----------
             Systems Software - 5.6%
  166,600    Microsoft Corp.                                  $ 4,003,398
                                                              -----------
             Total Software & Services                        $ 9,342,118
                                                              -----------

18 The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                           Value
             Technology Hardware & Equipment - 3.5%
             Communications Equipment - 3.5%
  137,400    Cisco Systems, Inc.*                             $ 2,452,590
                                                              -----------
             Total Technology Hardware & Equipment            $ 2,452,590
                                                              -----------
             TOTAL COMMON STOCKS
             (Cost $64,347,207)                               $70,822,729
                                                              -----------
             TEMPORARY CASH INVESTMENT - 8.1%
             Security Lending Collateral - 8.1%
5,795,433    Securities Lending Investment Fund, 5.20%        $ 5,795,433
                                                              -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $5,795,433)                                $ 5,795,433
                                                              -----------
             TOTAL INVESTMENT IN SECURITIES - 107.4%
             (Cost $70,142,640)(a)                            $76,618,162
                                                              -----------
             OTHER ASSETS AND LIABILITIES - (7.4)%            $(5,273,017)
                                                              -----------
             TOTAL NET ASSETS - 100.0%                        $71,345,145
                                                              ===========

*    Non-income producing security.

(a) At July 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $70,185,158 was as follows:

     Aggregate gross unrealized gain for all investments in which there
     is an excess of value over tax cost                                   $9,830,830
     Aggregate gross unrealized loss for all investments in which there
     is an excess of tax cost over value                                   (3,397,826)
                                                                           ----------
     Net unrealized gain                                                   $6,433,004
                                                                           ==========

(b)  At July 31, 2006, the following security was out on loan:

   Shares    Security                                              Value
  100,267    Harley-Davidson, Inc.+                           $5,715,219
                                                              ==========

+    Indicates pending sales as of 7/31/06.

Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2006 aggregated $15,098,849 and $62,064,480, respectively.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned
    of $5,715,219) (cost $70,142,640)                                $76,618,162
  Cash                                                                 1,103,796
  Futures Collateral                                                      62,835
  Receivables -
    Investment securities sold                                         1,372,635
    Fund shares sold                                                       7,991
    Dividends, interest and foreign taxes withheld                        25,585
  Other                                                                   40,307
                                                                     -----------
      Total assets                                                   $79,231,311
                                                                     -----------
LIABILITIES:
  Payables -
    Investment securities purchased                                  $ 1,789,952
    Fund shares repurchased                                              231,163
    Upon return of securities loaned                                   5,795,433
    Variation margin on future contracts                                   2,208
  Due to affiliates                                                       23,806
  Accrued expenses                                                        43,604
                                                                     -----------
      Total liabilities                                              $ 7,886,166
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $64,397,187
  Undistributed net investment income                                    266,732
  Accumulated net realized gain on investments and
    futures contracts                                                    206,628
  Net unrealized gain on investments                                   6,475,522
  Net unrealized loss on futures contracts                                  (924)
                                                                     -----------
      Total net assets                                               $71,345,145
                                                                     -----------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $13,038,440/1,004,495 shares)                    $     12.98
                                                                     ===========
  Class B (based on $10,074,881/808,706 shares)                      $     12.46
                                                                     ===========
  Class C (based on $34,872/2,807 shares)                            $     12.42
                                                                     ===========
  Class Y (based on $48,196,952/3,686,014 shares)                    $     13.08
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($12.98 [divided by] 94.25%)                               $     13.77
                                                                     ===========

20 The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06

INVESTMENT INCOME:
  Dividends                                                          $ 1,903,566
  Interest                                                                41,403
  Income from securities loaned, net                                       4,841
                                                                     -----------
      Total investment income                                                       $ 1,949,810
                                                                                    -----------
EXPENSES:
  Management fees                                                    $   609,307
  Transfer agent fees and expenses
    Class A                                                               30,087
    Class B                                                               49,112
    Class C                                                                  276
    Class Y                                                                6,616
  Distribution fees
    Class A                                                               39,871
    Class B                                                              135,117
    Class C                                                                  170
    Class Y                                                               12,426
  Administrative reimbursements                                           48,543
  Custodian fees                                                          16,606
  Registration fees                                                       55,140
  Professional fees                                                       65,647
  Printing expense                                                        26,854
  Fees and expenses of nonaffiliated trustees                             11,679
  Miscellaneous                                                            8,473
                                                                     -----------
      Total expenses                                                                $ 1,115,924
      Less management fees waived and expenses
        reimbursed by Advisor                                                           (23,692)
                                                                                    -----------
      Net expenses                                                                  $ 1,092,232
                                                                                    -----------
        Net investment income                                                       $   857,578
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain on:
    Investments                                                      $   259,040
    Futures contracts                                                      7,066    $   266,106
                                                                     -----------    -----------
  Change in net unrealized gain (loss) on:
    Investments                                                      $(6,249,718)
    Futures contracts                                                    (59,892)   $(6,309,610)
                                                                     -----------    -----------
  Net loss on investments and futures contracts                                     $(6,043,504)
                                                                                    -----------
  Net decrease in net assets resulting from operations                              $(5,185,926)
                                                                                    ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06 and the Year Ended 7/31/05, respectively

                                                                      Year Ended       Year Ended
                                                                        7/31/06          7/31/05
FROM OPERATIONS:
Net investment income                                                $     857,578    $     779,339
Net realized gain on investments and futures contracts                     266,106        4,660,003
Change in net unrealized gain (loss) on investments
  and future contracts                                                  (6,309,610)       4,443,738
                                                                     -------------    -------------
    Net increase (decrease) in net assets resulting
      from operations                                                $  (5,185,926)   $   9,883,080
                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.07 and $0.09 per share, respectively)                $     (93,502)   $    (124,771)
    Class B ($0.03 and $0.05 per share, respectively)                      (29,093)         (58,825)
    Class C ($0.02 and $0.00 per share, respectively)                          (13)               -
    Class Y ($0.10 and $0.10 per share, respectively)                     (468,238)        (676,237)
Net realized gain:
    Class A ($0.61 and $0.01 per share, respectively)                     (806,113)         (16,950)
    Class B ($0.61 and $0.01 per share, respectively)                     (680,172)         (14,877)
    Class C ($0.61 and $0.00 per share, respectively)                         (470)               -
    Class Y ($0.61 and $0.01 per share, respectively)                   (2,704,043)         (87,729)
                                                                     -------------    -------------
      Total distributions to shareowners                             $  (4,781,644)   $    (979,389)
                                                                     -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  16,029,442    $  32,986,331
Capital contributions                                                            -            1,000
Reinvestment of distributions                                            2,759,827          543,199
Cost of shares repurchased                                             (61,779,721)     (38,099,298)
                                                                     -------------    -------------
    Net decrease in net assets resulting from
      Fund share transactions                                        $ (42,990,452)   $  (4,568,768)
                                                                     -------------    -------------
    Net increase (decrease) in net assets                            $ (52,958,022)   $   4,334,923
NET ASSETS:
Beginning of year                                                      124,303,167      119,968,244
                                                                     -------------    -------------
End of year (including undistributed net investment
  income of $266,732 and $0, respectively)                           $  71,345,145    $ 124,303,167
                                                                     =============    =============

22 The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CLASS A                          '06 Shares    '06 Amounts     '05 Shares    '05 Amounts
Shares sold                         297,863    $  4,056,513       648,481    $  9,134,921
Reinvestment of distributions        62,878         829,755         8,931         126,625
Less shares repurchased            (764,480)    (10,277,385)     (427,931)     (6,060,488)
                                 ----------    ------------    ----------    ------------
    Net increase (decrease)        (403,739)   $ (5,391,117)      229,481    $  3,201,058
                                 ==========    ============    ==========    ============
CLASS B
Shares sold                          28,886    $    382,515       392,805    $  5,348,527
Reinvestment of distributions        51,220         651,049         4,800          66,304
Less shares repurchased            (513,122)     (6,618,793)     (194,912)     (2,655,232)
                                 ----------    ------------    ----------    ------------
    Net increase (decrease)        (433,016)   $ (5,585,229)      202,693    $  2,759,599
                                 ==========    ============    ==========    ============
CLASS C (a)
Shares sold                           2,807    $     36,488
                                 ----------    ------------
    Net increase                      2,807    $     36,488
                                 ==========    ============
CLASS Y
Shares sold                         858,169    $ 11,553,926     1,319,262    $ 18,502,883
Capital contributions                     -               -             -           1,000
Reinvestment of distributions        96,306       1,279,023        24,577         350,270
Less shares repurchased          (3,330,649)    (44,883,543)   (2,054,463)    (29,383,578)
                                 ----------    ------------    ----------    ------------
    Net decrease                 (2,376,174)   $(32,050,594)     (710,624)   $(10,529,425)
                                 ==========    ============    ==========    ============

(a)  Class C shares were first publicly offered on September 23, 2005.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
                                                                    7/31/06(b)(c)  7/31/05       7/31/04     7/31/03     7/31/02
CLASS A
Net asset value, beginning of period                                     $ 14.28     $ 13.34      $ 11.89      $ 10.98     $ 11.23
                                                                         -------     -------      -------      -------     -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.11     $  0.09      $  0.06      $  0.05     $  0.02
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                                      (0.73)       0.95         1.55         0.91       (0.25)
                                                                         -------     -------      -------      -------     -------
  Net increase (decrease) from investment operations                     $ (0.62)    $  1.04      $  1.61      $  0.96     $ (0.23)
                                                                         -------     -------      -------      -------     -------
Distributions to shareowners:
  Net investment income                                                    (0.07)      (0.09)       (0.06)       (0.05)      (0.02)
  Net realized gain                                                        (0.61)      (0.01)       (0.10)           -           -
                                                                         -------     -------      -------      -------     -------
Total Distributions                                                      $ (0.68)    $ (0.10)     $ (0.16)     $ (0.05)    $ (0.02)
                                                                         -------     -------      -------      -------     -------
Capital Contributions                                                    $     -     $  0.00(a)   $     -      $     -     $     -
                                                                         -------     -------      -------      -------     -------
Redemption Fee                                                           $     -     $     -      $  0.00(a)   $     -     $     -
                                                                         -------     -------      -------      -------     -------
Net increase (decrease) in net asset value                               $ (1.30)    $  0.94      $  1.45      $  0.91     $ (0.25)
                                                                         -------     -------      -------      -------     -------
Net asset value, end of period                                           $ 12.98     $ 14.28      $ 13.34      $ 11.89     $ 10.98
                                                                         =======     =======      =======      =======     =======
Total return*                                                              (4.35)%      7.84%       13.54%        8.77%      (2.01)%
Ratio of net expenses to average net assets+                                1.35%       1.31%        1.29%        1.34%       1.46%
Ratio of net investment income to average net assets+                       0.80%       0.56%        0.39%        0.48%       0.28%
Portfolio turnover rate                                                       12%         14%          18%           8%         38%
Net assets, end of period (in thousands)                                 $13,038     $20,115      $15,730      $ 7,034     $ 4,511
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              1.37%       1.39%        1.39%        1.49%       1.71%
  Net investment income                                                     0.78%       0.48%        0.29%        0.33%       0.03%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              1.35%       1.31%        1.29%        1.34%       1.46%
  Net investment income                                                     0.80%       0.56%        0.39%        0.48%       0.28%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
(c)  OakBrook Investments, LLC is the Fund's investment subadviser.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

24 The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                                                   7/31/06(b)(c)    7/31/05      7/31/04      7/31/03     7/31/02
CLASS B
Net asset value, beginning of period                                     $ 13.82     $ 12.97      $ 11.61      $ 10.77     $ 11.08
                                                                         -------     -------      -------      -------     -------
Increase (decrease) from investment operations:
  Net investment loss                                                    $ (0.03)    $ (0.01)     $ (0.03)     $ (0.02)    $ (0.03)
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                                      (0.69)       0.92         1.51         0.88       (0.28)
                                                                         -------     -------      -------      -------     -------
    Net increase (decrease) from investment operations                   $ (0.72)    $  0.91      $  1.48      $  0.86     $ (0.31)
                                                                         -------     -------      -------      -------     -------
Distributions to shareowners:
  Net investment income                                                    (0.03)      (0.05)       (0.02)       (0.02)          -
  Net realized gain                                                        (0.61)      (0.01)       (0.10)           -           -
                                                                         -------     -------      -------      -------     -------
Total Distributions                                                      $ (0.64)    $ (0.06)     $ (0.12)     $ (0.02)    $     -
                                                                         -------     -------      -------      -------     -------
Capital Contributions                                                    $     -     $  0.00(a)   $     -      $     -     $     -
                                                                         -------     -------      -------      -------     -------
Redemption Fee                                                           $     -     $     -      $  0.00(a)   $     -     $     -
                                                                         -------     -------      -------      -------     -------
Net increase (decrease) in net asset value                               $ (1.36)    $  0.85      $  1.36      $  0.84     $ (0.31)
                                                                         -------     -------      -------      -------     -------
Net asset value, end of period                                           $ 12.46     $ 13.82      $ 12.97      $ 11.61     $ 10.77
                                                                         =======     =======      =======      =======     =======
Total return*                                                              (5.29)%      7.03%       12.74%        7.98%      (2.77)%
Ratio of net expenses to average net assets+                                2.28%       2.05%        2.04%        2.08%       2.19%
Ratio of net investment loss to average net assets+                        (0.11)%     (0.19)%      (0.35)%      (0.28)%     (0.45)%
Portfolio turnover rate                                                       12%         14%          18%           8%         38%
Net assets, end of period (in thousands)                                 $10,075     $17,158      $13,476      $ 7,758     $ 4,800
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              2.30%       2.15%        2.14%        2.24%       2.44%
  Net investment loss                                                      (0.13)%     (0.29)%      (0.45)%      (0.44)%     (0.70)%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              2.28%       2.05%        2.04%        2.08%       2.19%
  Net investment loss                                                      (0.11)%     (0.19)%      (0.35)%      (0.28)%     (0.45)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account. (b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
(c)  OakBrook Investments, LLC is the Fund's investment subadviser.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 25

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    9/23/05 (a)(c)
                                                                          to
                                                                        7/31/06
CLASS C
Net asset value, beginning of period                                   $   13.06
                                                                       ---------
Increase (decrease) from investment operations:
  Net investment loss                                                  $   (0.09)
  Net realized and unrealized gain on investments and
    futures contracts                                                       0.08
                                                                       ---------
    Net decrease from investment operations                            $   (0.01)
                                                                       ---------
Distributions to shareowners:
  Net investment income                                                $   (0.02)
  Net realized gain                                                        (0.61)
                                                                       ---------
Net decrease in net asset value                                        $   (0.64)
                                                                       ---------
Net asset value, end of period                                         $   12.42
                                                                       =========
Total return*                                                              (0.18)%(b)
Ratio of net expenses to average net assets+                                3.55%**
Ratio of net investment loss to average net assets+                        (1.69)%**
Portfolio turnover rate                                                       12%
Net assets, end of period (in thousands)                               $      35
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                              3.55%**
  Net investment loss                                                      (1.69)%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                              3.55%**
  Net investment loss                                                      (1.69)%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
(c)  OakBrook Investments, LLC is the Fund's investment subadviser.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

26 The accompanying notes are an integral part of these financial statements.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended    Year Ended   Year Ended  Year Ended  Year Ended
                                                                   7/31/06 (b)(c)  7/31/05       7/31/04     7/31/03     7/31/02
CLASS Y
Net asset value, beginning of period                                     $ 14.36     $ 13.40      $ 11.93     $ 11.01     $ 11.25
                                                                         -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.18     $  0.10      $  0.07     $  0.07     $  0.04
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                                      (0.75)       0.97         1.57        0.91       (0.25)
                                                                         -------     -------      -------     -------     -------
    Net increase (decrease) from investment operations                   $ (0.57)    $  1.07      $  1.64     $  0.98     $ (0.21)
                                                                         -------     -------      -------     -------     -------
Distributions to shareowners:
  Net investment income                                                    (0.10)      (0.10)       (0.07)      (0.06)      (0.03)
  Net realized gain                                                        (0.61)      (0.01)       (0.10)          -           -
                                                                         -------     -------      -------     -------     -------
Total Distributions                                                      $ (0.71)    $ (0.11)     $ (0.17)    $ (0.06)    $ (0.03)
                                                                         -------     -------      -------     -------     -------
Capital Contributions                                                    $     -     $  0.00(a)   $     -     $     -     $     -
                                                                         -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                               $ (1.28)    $  0.96      $  1.47     $  0.92     $ (0.24)
                                                                         -------     -------      -------     -------     -------
Net asset value, end of period                                           $ 13.08     $ 14.36      $ 13.40     $ 11.93     $ 11.01
                                                                         =======     =======      =======     =======     =======
Total return*                                                              (3.95)%      8.02%       13.73%       8.96%      (1.84)%
Ratio of net expenses to average net assets+                                0.94%       1.15%        1.14%       1.19%       1.33%
Ratio of net investment income to average net assets+                       1.23%       0.74%        0.51%       0.57%       0.42%
Portfolio turnover rate                                                       12%         14%          18%          8%         38%
Net assets, end of period (in thousands)                                 $48,197     $87,030      $90,762     $44,620     $ 8,419
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              0.97%       1.25%        1.29%       1.39%       1.63%
  Net investment income                                                     1.20%       0.64%        0.36%       0.37%       0.12%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              0.94%       1.15%        1.14%       1.19%       1.33%
  Net investment income                                                     1.23%       0.74%        0.51%       0.57%       0.42%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
(c)  OakBrook Investments, LLC is the Fund's investment subadviser.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 27

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Focused Equity Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is the successor to the AmSouth Select Equity Fund. AmSouth Select Equity Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005, pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Select Equity Fund on September 22, 2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

B.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract,

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

     the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At July 31, 2006 open futures contracts were as follows:

----------------------------------------------------------------
           Number of
            Contracts     Settlement      Market      Unrealized
 Type      Long/(Short)     Month         Value          Loss
----------------------------------------------------------------
S&P 500        6             9/06       $1,922,700      $(924)
                                        ==========      ======
----------------------------------------------------------------

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has elected to defer $172,937 in capital losses recognized between November 1, 2005 and July 31, 2006 to its fiscal year ending July 31, 2007.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005, were as follows:

--------------------------------------------------------------------------------
                                  2006             2005
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                $  590,846       $859,833
Long-term capital gain          4,190,798        119,556
                               ----------       --------
  Total                        $4,781,644       $979,389
                               ==========       ========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                   2006
--------------------------------------------------------------------------------
Undistributed ordinary income                   $  266,732
Undistributed long-term gain                       421,159
Unrealized appreciation                          6,433,004
Post-October Loss Deferral                        (172,937)
                                                ----------
  Total                                         $6,947,958
                                                ==========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on open future contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $862 in underwriting commissions on the sale of Class A shares during the period from September 23, 2005 to July 31, 2006.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS) a wholly owned

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

     indirect Subsidiary of Unicredito Italiano, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion: 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion. The

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

management fee was equivalent to 0.68% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.80% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a fee computed based on an annual percentage of 0.15% of the average daily net assets of the Fund.

OakBrook Investments, LLC (OakBrook) is the Fund's investment subadviser. For its services, OakBrook is entitled to a subadvisory fee from PIM at an annual rate of the Fund's daily net assets. Subadvisory fees are calculated daily at the annual rate of 0.357% of the Fund's average daily net assets up to $1 billion, 0.35% from $1 billion to $2 billion, 0.325% from $2 billion to $3 billion and 0.30% of the excess over $3 billion. The Fund does not pay a fee to OakBrook.

As of July 31, 2005, AmSouth Bank voluntarily contributed $1,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On July 31, 2006, $6,407 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3.   Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $16,289 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

Ohio, Inc. was the transfer agent and shareholder servicing agent of the Fund.

4.   Distribution Plan

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,110 in distribution fees payable to PFD at July 31, 2006.

Prior to September 23, 2005, Class A and Class Y (formerly Class I) were subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agreed to provide certain administrative support services for their customers or account holders. Each Fund entered into a specific arrangement with BISYS for the provision of such services and reimbursed BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A shares and 0.15% of the Class I shares of the average daily net assets of the Fund. Class B shares were subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as a payment for its services or expenses in connection with distribution assistance of the Fund's Class B shares to the participating organizations customers. The Fund entered into a specific arrangement with BISYS for the provision of such services and paid BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B shares, which included a Shareholder Servicing Fee of 0.75% of the average daily net assets of the Class B shares of the Fund.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC) (except Class Y shares).

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2006, CDSCs in the amount of $44,733 were paid to PFD.

5.   Expense Offset Arrangements

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS, and BISYS Ohio had voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

6.   Subsequent Event

The Fund's Board of Trustees have approved the merger of the Fund into Pioneer Research Fund. This transaction would be subject to the approval of the Fund's shareholders in late 2006. There can be no assurance that this transaction will be completed.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Focused Equity Fund:
We have audited the accompanying statement of assets and liabilities of Pioneer Focused Equity Fund (formerly AmSouth Select Equity Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Focused Equity Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst + Young LLp

Boston, Massachusetts
September 15, 2006

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Investment Subadviser
OakBrook Investments, LLC

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


                           Positions Held          Length of Service
Name and Age               With the Fund           and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the         Trustee since 2005.
                           Board,                  Serves until successor
                           Trustee and President   trustee is elected or
                                                   earlier retirement or
                                                   removal.

*    Mr. Cogan is an Interested Trustee because he is an officer or director of
     Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Pioneer Focused Equity Fund
                                                                                        Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                  by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset       Chairman (until
                           Management S.p.A. ("PGAM"); Non-Executive Chairman           June 2006) and Director
                           and a Director of Pioneer Investment Management              of ICI Mutual Insurance
                           USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer;    Company; Director
                           Chairman and Director of Pioneer Institutional Asset         of Harbor Global
                           Management, Inc. (since 2006), Director of Pioneer           Company, Ltd.
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc.
                           (since 2003); Director of Cole Investment Corporation
                           (since 2004); Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of the Pioneer
                           Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

*    Mr. Cogan is an Interested Trustee because he is an officer or director of
     Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held          Length of Service
Name and Age                   With the Fund           and Term of Office
David R. Bock (62)**           Trustee                 Trustee since 2005.
3050 K. Street NW,                                     Serves until successor
Washington, DC 20007                                   trustee is elected or
                                                       earlier retirement or
                                                       removal.

**   Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee                 Trustee since 2005.
3509 Woodbine Street,                                  Serves until
Chevy Chase, MD 20815                                  successor trustee
                                                       is elected or earlier
                                                       retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee                 Trustee since 2005.
1001 Sherbrooke Street West,                           Serves until successor
Montreal, Quebec, Canada                               trustee is elected or
H3A 1G5                                                earlier retirement or
                                                       removal.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
David R. Bock (62)**           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                               Advisors (boutique merchant bank) (2002 to 2004);            affordable housing
                               Executive Vice President and Chief Financial Officer,        finance company);
                               Pedestal Inc. (internet-based mortgage trading company)      Director of New York
                               (2000 - 2002).                                               Mortgage Trust (publicly
                                                                                            traded mortgage REIT)

**   Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm).                                              Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated material
                                                                                            products manufacturer),
                                                                                            Director of Briggs &
                                                                                            Stratton Co. (engine
                                                                                            manufacturer) Director
                                                                                            of Mortgage Guaranty
                                                                                            Insurance Corporation,
                                                                                            and Director of UAL
                                                                                            Corporation (airline
                                                                                            holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Desautels, Faculty of Management, McGill University.
Montreal, Quebec, Canada
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held          Length of Service
Name and Age                   With the Fund           and Term of Office
Thomas J. Perna (55)           Trustee                 Trustee since
89 Robbins Avenue,                                     February, 2006.
Berkeley Heights, NJ 07922                             Serves until successor
                                                       trustee is elected or
                                                       earlier retirement or
                                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee                 Trustee since 2005.
One Boston Place, 28th Floor,                          Serves until successor
Boston, MA 02108                                       trustee is elected or
                                                       earlier retirement or
                                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             Trustee                 Trustee since 2005.
One North Adgers Wharf,                                Serves until successor
Charleston, SC 29401                                   trustee is elected or
                                                       earlier retirement or
                                                       removal.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
Thomas J. Perna (55)           Private investor (2004 - present); Senior Executive Vice     Director of Quadriserv
89 Robbins Avenue,             President, The Bank of New York (financial and securities    Inc. (technology products
Berkeley Heights, NJ 07922     services) (1986 - 2004).                                     for securities lending
                                                                                            industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       President and Chief Executive Officer, Newbury, Piret &      Director of New America
One Boston Place, 28th Floor,  Company, Inc. (investment banking firm).                     High Income Fund, Inc.
Boston, MA 02108                                                                            (closed-end investment
                                                                                            company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             President, John Winthrop & Co., Inc.                         None
One North Adgers Wharf,        (private investment firm).
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                               Positions Held          Length of Service
Name and Age                   With the Fund           and Term of Office
Osbert M. Hood (54)            Executive Vice          Trustee since 2005.
                               President               Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)       Secretary               Since 2005.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)     Assistant Secretary     Since 2005.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS
Pioneer Focused Equity Fund
                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
Osbert M. Hood (54)            President and Chief Executive Officer, PIM-USA since         Trustee of certain
                               May 2003 (Director since January 2001; Executive Vice        Pioneer funds.
                               President and Chief Operating Officer from November
                               2000 - May 2003); Director of PGAM since June 2003;
                               President and Director of Pioneer since May 2003;
                               President and Director of Pioneer Institutional Asset
                               Management, Inc. since February 2006; Chairman and
                               Director of Pioneer Investment Management Shareholder
                               Services, Inc. ("PIMSS") since May 2003; Director of
                               PFD since May 2006; Director of Oak Ridge Investments,
                               L.L.C. (a registered investment adviser in which PIM-USA
                               owns a minority interest) since January 2005; Director of
                               Vanderbilt Capital Advisors, LLC (an institutional
                               investment adviser wholly-owned by PIM-USA) since June
                               2006; Executive Vice President of all of the Pioneer Funds
                               since June 2003
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)       Secretary of PIM-USA; Senior Vice President - Legal          None
                               of Pioneer; and Secretary/Clerk of most of PIM-USA's
                               subsidiaries; Secretary of all of the Pioneer Funds since
                               September 2003 (Assistant Secretary from November
                               2000 to September 2003).
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)     Vice President and Senior Counsel of Pioneer since           None
                               July 2002; Vice President and Senior Counsel of BISYS
                               Fund Services, Inc. (April 2001 to June 2002); Senior
                               Vice President and Deputy General Counsel of Funds
                               Distributor, Inc. (July 2000 to April 2001;  Assistant
                               Secretary of all Pioneer Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


                               Positions Held          Length of Service
Name and Age                   With the Fund           and Term of Office
Christopher P. Harvey (45)     Assistant Secretary     Since July, 2006.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)              Treasurer               Since November,
                                                       2000. Serves at
                                                       the discretion of
                                                       Board.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)           Assistant Treasurer     Since 2005.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)          Assistant Treasurer     Since 2005.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)             Assistant Treasurer     Since 2005.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
Christopher P. Harvey (45)     Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and      None
                               Assistant Secretary of all Pioneer Funds since July 2006
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)              Vice President - Fund Accounting, Administration             None
                               and Controllership Services of Pioneer and Treasurer
                               of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)           Deputy Treasurer of Pioneer since 2004; Treasurer            None
                               and Senior Vice President, CDC IXIS Asset
                               Management Services from 2002 to 2003; Assistant
                               Treasurer and Vice President, MFS Investment
                               Management from 1997 to 2002; and Assistant
                               Treasurer of all of the Pioneer Funds since
                               November 2004.
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)          Assistant Vice President - Fund Accounting,                  None
                               Administration and Controllership Services of Pioneer
                               and Assistant Treasurer of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)             Fund Accounting Manager - Fund Accounting,                   None
                               Administration and Controllership Services of Pioneer
                               and Assistant Treasurer of all of the Pioneer Funds
                               since May 2002.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               Positions Held          Length of Service
Name and Age                   With the Fund           and Term of Office
Katherine Kim Sullivan (32)    Assistant Treasurer     Since 2005.
                                                       Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)        Chief Compliance        Since March, 2006.
                               Officer                 Serves at the
                                                       discretion of Board.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                   Principal Occupation During Past Five Years                  by this Trustee
Katherine Kim Sullivan (32)    Fund Administration Manager - Fund Accounting,               None
                               Administration and Controllership Services since June
                               2003; Assistant Vice President - Mutual Fund Operations
                               of State Street Corporation from June 2002 to June 2003
                               (formerly Deutsche Bank Asset Management); Pioneer Fund
                               Accounting, Administration and Controllership Services
                               (Fund Accounting Manager from August 1999 to May 2002);
                               and Assistant Treasurer of all Pioneer Funds since
                               September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)        Chief Compliance Officer of Pioneer and Pioneer Funds since  None
                               March 2006; Vice President and Senior Counsel of Pioneer
                               since September 2004; and Senior Vice President and Counsel,
                               State Street Research & Management Company (February 1998
                               to September 2004.)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                     CLASSIC
                                    BALANCED
                                      FUND

                                     Annual
                                     Report

                                     7/31/06

                            [LOGO]PIONEER
                                  Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                  2

Portfolio Management Discussion                                        4

Portfolio Summary                                                      9

Prices and Distributions                                              10

Performance Update                                                    11

Comparing Ongoing Fund Expenses                                       15

Schedule of Investments                                               17

Financial Statements                                                  26

Notes to Financial Statements                                         34

Report of Independent Registered Public Accounting Firm               43

Trustees, Officers and Service Providers                              44

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending July 31, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-2005 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to- longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,

/s/osbertmhood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06
--------------------------------------------------------------------------------

Domestic stocks delivered modest, positive returns over the 12 months ending July 31, 2006, helped by the continued economic expansion which drove corporate earnings higher. The fixed income market's performance was more muted, as rising interest rates eroded the values of many bonds. Throughout the period, the Federal Reserve attempted to head-off inflationary pressures by raising the key Federal Funds rate eight different times, from 3.25% to 5.25%. However, sharply rising energy costs and higher commodity prices contributed to fears of more inflation. In the following interview, Walter Hunnewell, Jr., who is responsible for the equity portfolio of Pioneer Classic Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the markets and the factors that affected performance during the 12 months.

Q:   How did the Fund perform during the 12-month period ending July 31, 2006?

A: Pioneer Classic Balanced Fund, Class A shares, returned 7.52% during the 12 months, at net asset value. The Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index returned 5.38% and 0.90%, respectively over the same period. Additionally, the average return of the 573 funds in Lipper's Target Allocation Growth Funds category was 5.12%.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected the Fund's performance during the fiscal year?

A: The Fund's overweight position in equities in late 2005 and early 2006, and its emphasis on reasonably-priced, dividend-paying companies helped performance. While the Fund's typical positioning is to have about 60% of assets invested in stocks, we decided to overweight equities in the fall of 2005, when Pioneer took portfolio management responsibility for the former AmSouth Balanced Fund. By early 2006, 65.5% of assets were invested in stocks,

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     where we found greater relative value. This aided Fund results as the stock market rallied in early 2006. As 2006 progressed, stocks began to appear less attractive, especially in view of the possibility that the economy might weaken and begin to pressure corporate profits. As a result, we began to lower our exposure to equities to about 59% of assets by the end of the fiscal year on July 31. The reduced exposure to stocks, combined with our focus on dividend-paying stocks, helped Fund performance.

     In managing the Fund's fixed-income assets, we maintained a relatively high-quality portfolio, with an average credit quality of AA. We had a strong concentration in Treasuries, including Treasury Inflation-Protected Securities (TIPS), and in mortgage-backed securities. At the end of the fiscal year, 62.3% of fixed income assets were invested in Treasuries and government agency securities. In the final six months of the period, we reduced our exposure to corporate securities as we became concerned that their yield advantages - or yield spreads - had become too tight. We had a very low exposure to high-yield, lower-quality securities, which accounted for just 3.2% of fixed income assets at the end of the fiscal year, compared to 8.8% six months earlier. In a rising interest-rate environment, in which short-term securities tended to outperform longer-term investments, we gradually lowered our exposure to interest-rate risk by reducing duration, which is a measure of sensitivity to changes in interest rates. At the end of the fiscal year, the portfolio's duration was 4.64 years.

Q:   What types of equity investments had the greatest impact on results?

A: The telecommunications services sector, in which we established a strong position after we began managing the Fund, was the best performing part of the market. Value-oriented stocks, which we emphasize, also held their values better during the period, especially in the final weeks of the fiscal year when stock prices began to fall.

     Among our telecommunications services company holdings, the Fund's investments in BellSouth and AT&T were particular standouts as the market reacted favorably to their planned merger. Among individual investments that helped support results were pharmaceutical company Merck, Bank of America, Texas-based utility

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------
     TXU, and Atmos Energy, a natural gas utility that also has unregulated gas distribution operations. Diversified oil company Chevron also performed very well during a period in which oil prices rose substantially.

     Among those equity positions that held back results, ServiceMaster was a disappointment, as this home and lawn care services company declined after its chief executive resigned and concerns grew about the future of the corporation's growth prospects. Two commodity chemical companies - Dow Chemical and Olin Chemical - also detracted from performance as rising energy prices increased their production costs and investors became worried that a slowing economy would affect demand for chemicals.

Q:   What types of fixed-income investments had the greatest impact on results?

A: Our emphasis on mortgage pass-through securities helped performance substantially, as these securities outperformed other fixed income sectors in a rising interest rate environment. At the end of the twelve months, mortgages and similar securities, including commercial mortgages and asset-backed securities, accounted for 34.6% of fixed-income assets. Our relatively high credit quality helped during a period in which concerns grew that economic growth would decelerate.

Q:   What is your investment outlook?

A: We are cautiously optimistic that the Federal Reserve Board will be successful in its effort to slow the pace of economic growth to a more moderate rate without causing a recession. At the same time, we see that the yields of Treasury Inflation-Protected Securities (TIPS) have been moving up, which seems to indicate that investors are worried about rising inflationary pressures and higher commodity prices, which potentially could undermine the health of the economy. At the end of the fiscal year, the yield curve - which reflects the differences between yields of short-term and long-term maturities - had become modestly inverted. This meant that some short-term yields were higher than long-term yields - a reversal of normal relationships. In the past this phenomenon sometimes has been followed by a major economic slowdown. While we don't think such a slowdown is likely, we are carefully watching indicators. If TIPS yields and gold prices

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     rise and the yield curve inverts further, we are ready to become more defensive and reduce our portfolio's duration and cut back even more in our exposure to corporate securities. If the Fed is successful in bringing the economy to a "soft landing," we are likely to continue to have a more bulleted maturity strategy, with positions in securities of different maturities. Should the yield differences between higher- and lower-rated securities widen, we are prepared to increase our positions selectively in corporate holdings.

     We believe the Fund's equity portfolio is well positioned, with an emphasis on value stocks, especially high-dividend stocks. At the end of the fiscal year, the average dividend of our holdings was 3.7% - almost double the 1.9% dividend of stocks in the Standard & Poor's 500 Index. We think this dividend advantage should help the Fund's performance during a time when many factors may influence the markets. We are carefully watching for signs that high energy costs are having an impact on corporate earnings. While corporate profit growth may decelerate, in general, we believe corporations will continue to increase their earnings. At the same time, we remain aware that market trends can be affected by geopolitical events, such as tensions in the Middle East and political controversies at home, not directly related to economic and business factors.

     When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 7/31/06                            (continued)
--------------------------------------------------------------------------------
     to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 7/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)
[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks                                               54.9%
U.S. Government Securities                                       25.4%
U.S. Corporate Bonds                                             10.8%
Temporary Cash Investments                                        4.1%
Depositary Receipts for International Stocks                      2.2%
Convertible Preferred Stocks                                      1.3%
Collateralized Mortgage Obligations                               1.1%
Asset Backed Securities                                           0.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)
[The following table was depicted as a pie chart in the printed material.]

Government                                                       27.5%
Financials                                                       16.6%
Health Care                                                       9.7%
Industrials                                                       9.0%
Consumer Discretionary                                            8.6%
Energy                                                            6.2%
Utilities                                                         5.9%
Telecommunication Services                                        5.2%
Information Technology                                            4.2%
Consumer Staples                                                  3.6%
Materials                                                         3.5%


 10 Largest Holdings

--------------------------------------------------------------------------------
(As a percentage of total long-term securities)*

    1.    U.S. Treasury Bond, 6.25%, 8/15/23                     3.26%
    2.    Atmos Energy Corp.                                     3.16
    3.    Bristol-Myers Squibb Co.                               3.15
    4.    U.S. Bancorp                                           3.06
    5.    Bank of America Corp.                                  2.91
    6.    Verizon Communications, Inc.                           2.90
    7.    Merck & Co., Inc.                                      2.88
    8.    Chevron Corp.                                          2.87
    9.    Deere & Co.                                            2.64
   10.    Brandywine Realty Trust                                2.57

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class        7/31/06       7/31/05
-------      ---------     --------
    A         $11.19        $13.05
    B         $11.14        $13.00
    Y         $11.20        $13.05

 Class        7/31/06       9/23/05
-------      ---------     --------
    C         $11.19        $12.86

Distributions Per Share
--------------------------------------------------------------------------------

                     8/1/05 - 7/31/06
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    A      $0.2928         $ -           $2.3913
    B      $0.1855         $ -           $2.3913
    Y      $0.3244         $ -           $2.3913

                     9/23/05 - 7/31/06
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    C      $0.1908         $ -           $2.3913

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/ Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2006)
                               Net Asset    Public Offering
Period                        Value (NAV)     Price (POP)
 10 Years                        8.20%           7.70%
 5 Years                         5.18            4.21
 1 Year                          7.52            2.72

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

          Pioneer Classic        Standard & Poor's        Lehman Brothers Government/
          Balanced Fund          500 Index                Credit Bond Index
7/96          10,000                 10,000                    9,550
              11,079                 15,211                   12,076
7/98          11,973                 18,148                   13,229
              12,252                 21,814                   14,472
7/00          12,952                 23,770                   14,320
              14,597                 20,365                   16,314
7/02          15,603                 15,556                   15,082
              16,713                 17,211                   16,339
7/04          17,502                 19,476                   17,705
              18,367                 22,211                   19,535
7/06          18,532                 23,405                   21,004

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

          Average Annual Total Returns
              (As of July 31, 2006)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (9/3/97)                       5.71%      5.71%
 5 Years                        4.37       4.37
 1 Year                         6.56       3.14

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

          Pioneer Classic        Standard & Poor's        Lehman Brothers Government/
          Balanced Fund          500 Index                Credit Bond Index
9/97          10,000                 10,000                   10,000
              11,982                 10,732                   10,760
7/99          14,403                 11,661                   11,011
              15,694                 11,452                   11,640
7/01          13,446                 12,944                   13,119
              10,271                 11,887                   14,022
7/03          11,363                 12,785                   15,020
              12,859                 13,755                   15,729
7/05          14,665                 15,047                   16,506
7/06          15,453                 16,035                   16,655

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2006)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (9/3/97)*                      5.78%      5.78%
 5 Years                        4.49       4.49
 1 Year                         7.14       7.14

* Inception date of the predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

          Pioneer Classic        Standard & Poor's        Lehman Brothers Government/
          Balanced Fund          500 Index                Credit Bond Index
9/97          10,000                 10,000                   10,000
              11,982                 10,732                   10,760
7/99          14,403                 11,661                   11,011
              15,694                 11,452                   11,640
7/01          13,446                 12,944                   13,119
              10,271                 11,887                   14,022
7/03          11,363                 12,785                   15,020
              12,859                 13,755                   15,729
7/05          14,665                 15,047                   16,506
7/06          15,453                 16,122                   16,655

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2006)
                                 If         If
Period                          Held     Redeemed
 10 Years                       8.39%      8.39%
 5 Years                        5.39       5.39
 1 Year                         7.89       7.89

[The following table was depicted as a mountain chart in the printed material.]

Value of $10,000 Investment

          Pioneer Classic        Standard & Poor's        Lehman Brothers Government/
          Balanced Fund          500 Index                Credit Bond Index
7/96          10,000                 10,000                   10,000
              11,079                 12,642                   15,211
7/98          11,973                 13,871                   18,148
              12,252                 15,222                   21,814
7/00          12,952                 15,086                   23,770
              14,597                 17,212                   20,365
7/02          15,603                 15,961                   15,556
              16,713                 17,317                   17,211
7/04          17,502                 18,791                   19,476
              18,367                 20,746                   22,211
7/06          18,532                 22,382                   23,405

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2006 through July 31, 2006.

Share Class                            A              B              C              Y
------------------------------    ------------   ------------   ------------   ------------
Beginning Account Value             $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/06
Ending Account Value                $1,030.18      $1,025.60      $1,051.71      $1,032.05
On 7/31/06
Expenses Paid During Period*        $    6.24      $   10.90      $   10.17      $    4.64

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, 2.17%, 2.00% and 0.92%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2006 through July 31, 2006.

Share Class                            A              B              C              Y
------------------------------    ------------   ------------   ------------   ------------
Beginning Account Value             $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 2/1/06
Ending Account Value                $1,018.65      $1,014.03      $1,014.88      $1,020.23
On 7/31/06
Expenses Paid During Period*        $    6.21      $   10.84      $    9.99      $    4.61

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, 2.17%, 2.00% and 0.92%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06
--------------------------------------------------------------------------------

             S&P/Moody's
             Ratings
    Shares   (unaudited)                                                                   Value
                           CONVERTIBLE PREFERRED STOCK - 1.3%
                           Automobiles & Components - 1.3%
                           Automobile Manufacturers - 1.3%
    51,745   B+/NR         Ford Capital Trust, 6.5%, 1/15/32                        $  1,476,285
                                                                                    ------------
                           Total Automobiles & Components                           $  1,476,285
                                                                                    ------------
                           TOTAL CONVERTIBLE PREFERRED STOCK
                           (Cost $1,602,986)                                        $  1,476,285
                                                                                    ------------
                           COMMON STOCKS - 57.9%
                           Energy - 5.7%
                           Integrated Oil & Gas - 4.3%
   49,748                  Chevron Corp.                                            $  3,272,423
   25,649                  ConocoPhillips                                              1,760,547
                                                                                    ------------
                                                                                    $  5,032,970
                                                                                    ------------
                           Oil & Gas Drilling - 1.4%
    30,544                 GlobalSantaFe Corp.                                      $  1,677,782
                                                                                    ------------
                           Total Energy                                             $  6,710,752
                                                                                    ------------
                           Materials - 3.4%
                           Diversified Chemical - 3.4%
    50,748                 Dow Chemical Co.                                         $  1,754,865
    37,649                 E.I. du Pont de Nemours & Co.                               1,493,159
    44,464                 Olin Corp.                                                    712,758
                                                                                    ------------
                                                                                    $  3,960,782
                                                                                    ------------
                           Total Materials                                          $  3,960,782
                                                                                    ------------
                           Capital Goods - 6.8%
                           Aerospace & Defense - 1.3%
    24,551                 United Technologies Corp.                                $  1,526,827
                                                                                    ------------
                           Construction, Farm Machinery & Heavy Trucks - 2.6%
    41,431                 Deere & Co.                                              $  3,006,648
                                                                                    ------------
                           Electrical Component & Equipment - 1.7%
    25,374                 Emerson Electric Co.                                     $  2,002,516
                                                                                    ------------
                           Industrial Conglomerates - 1.2%
    20,843                 3M Co.                                                   $  1,467,347
                                                                                    ------------
                           Total Capital Goods                                      $  8,003,338
                                                                                    ------------
                           Consumer Services - 1.7%
                           Specialized Consumer Services - 1.7%
   197,860                 Servicemaster Co.                                        $  2,035,979
                                                                                    ------------
                           Total Consumer Services                                  $  2,035,979
                                                                                    ------------

 The accompanying notes are an integral part of these financial statements.   17

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

    Shares                                                                                 Value
                           Media - 1.4%
                           Movies & Entertainment - 1.4%
    85,709                 Regal Entertainment Group (b)                            $  1,685,039
                                                                                    ------------
                           Total Media                                              $  1,685,039
                                                                                    ------------
                           Retailing - 1.9%
                           Department Stores - 1.9%
    62,377                 Federated Department Stores, Inc.*                       $  2,190,056
                                                                                    ------------
                           Total Retailing                                          $  2,190,056
                                                                                    ------------
                           Food, Beverage & Tobacco - 1.1%
                           Packaged Foods & Meats - 1.1%
    29,542                 H.J. Heinz Co., Inc.                                     $  1,239,878
                                                                                    ------------
                           Total Food, Beverage & Tobacco                           $  1,239,878
                                                                                    ------------
                           Household & Personal Products - 1.3%
                           Household Products - 1.3%
    26,280                 Procter & Gamble Co.                                     $  1,476,936
                                                                                    ------------
                           Total Household & Personal Products                      $  1,476,936
                                                                                    ------------
                           Pharmaceuticals & Biotechnology - 9.5%
                           Pharmaceuticals - 9.5%
    21,873                 Abbott Laboratories                                      $  1,044,873
   150,082                 Bristol-Myers Squibb Co.*                                   3,597,465
    29,905                 Eli Lilly & Co.                                             1,697,707
    23,561                 Johnson & Johnson                                           1,473,741
    81,559                 Merck & Co., Inc.                                           3,284,381
                                                                                    ------------
                                                                                    $ 11,098,167
                                                                                    ------------
                           Total Pharmaceuticals & Biotechnology                    $ 11,098,167
                                                                                    ------------
                           Banks - 5.8%
                           Diversified Banks - 3.7%
   109,026                 U.S. Bancorp                                             $  3,488,832
    16,253                 Wachovia Corp.                                                871,648
                                                                                    ------------
                                                                                    $  4,360,480
                                                                                    ------------
                           Thrifts & Mortgage Finance - 2.1%
    55,252                 Washington Mutual, Inc.                                  $  2,469,764
                                                                                    ------------
                           Total Banks                                              $  6,830,244
                                                                                    ------------
                           Diversified Financials - 2.8%
                           Diversified Financial Services - 2.8%
    64,409                 Bank of America Corp.                                    $  3,318,995
                                                                                    ------------
                           Total Diversified Financials                             $  3,318,995
                                                                                    ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                                                 Value
                           Real Estate - 3.6%
                           Office Real Estate Investment Trust - 2.5%
    92,787                 Brandywine Realty Trust*                                 $  2,935,781
                                                                                    ------------
                           Residential Real Estate Investment Trust - 0.5%
     7,653                 Camden Property Trust                                    $    585,072
                                                                                    ------------
                           Retail Real Estate Investment Trust - 0.2%
     9,660                 Mills Corp.                                              $    223,919
                                                                                    ------------
                           Specialized Real Estate Investment Trust - 0.4%
    10,217                 Hospitality Properties Trust                             $    445,155
                                                                                    ------------
                           Total Real Estate                                        $  4,189,927
                                                                                    ------------
                           Technology Hardware & Equipment - 2.2%
                           Communications Equipment - 2.2%
   132,362                 Nokia Corp. (A.D.R.)                                     $  2,627,386
                                                                                    ------------
                           Total Technology Hardware & Equipment                    $  2,627,386
                                                                                    ------------
                           Semiconductors - 0.9%
                           Semiconductors - 0.9%
    58,667                 Intel Corp.                                              $  1,056,006
                                                                                    ------------
                           Total Semiconductors                                     $  1,056,006
                                                                                    ------------
                           Telecommunication Services - 5.0%
                           Integrated Telecommunication Services - 5.0%
   199,949                 Citizens Utilities Co. (Class B)                         $  2,565,346
    97,936                 Verizon Communications, Inc.*                               3,312,196
                                                                                    ------------
                                                                                    $  5,877,542
                                                                                    ------------
                           Total Telecommunication Services                         $  5,877,542
                                                                                    ------------
                           Utilities - 4.8%
                           Gas Utilities - 3.1%
   125,248                 Atmos Energy Corp.                                       $  3,603,385
                                                                                    ------------
                           Independent Power Producer & Energy Traders - 1.7%
    31,233                 TXU Corp.                                                $  2,006,095
                                                                                    ------------
                           Total Utilities                                          $  5,609,480
                                                                                    ------------
                           TOTAL COMMON STOCKS
                           (Cost $62,450,040)                                       $ 67,910,507
                                                                                    ------------

 The accompanying notes are an integral part of these financial statements.  19

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

             S&P/Moody's
Principal    Ratings
Amount       (unaudited)                                                                   Value
                           ASSET BACKED SECURITIES - 0.2%
                           Diversified Financials - 0.2%
                           Diversified Financial Services - 0.2%
 $  93,381   BB-/Ba2       Caithness Coso Fund Corp., 6.263%,
                             6/15/14 (144A)                                         $     92,300
   195,502   BBB/Baa2      Power Receivables Finance, 6.29%,
                             1/1/12 (144A)                                               195,717
                                                                                    ------------
                                                                                    $    288,017
                                                                                    ------------
                           Total Diversified Financials                             $    288,017
                                                                                    ------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $288,465)                                          $    288,017
                                                                                    ------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
                           Diversified Financials - 0.1%
                           Diversified Financial Services - 0.1%
    80,000   NR/Ba1        Global Signal, 7.036%, 2/15/36 (144A)                    $     80,464
                                                                                    ------------
                           Total Diversified Financials                             $     80,464
                                                                                    ------------
                           Government - 1.0%
                           Government - 1.0%
   490,243   AAA/Aaa       Fannie Mae, 6.0%, 6/25/16                                $    491,597
   329,165   AAA/Aaa       Freddie Mac, 5.5%, 6/15/32                                    325,326
   422,937   AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                    423,368
                                                                                    ------------
                                                                                    $  1,240,291
                                                                                    ------------
                           Total Government                                         $  1,240,291
                                                                                    ------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $1,323,428)                                        $  1,320,755
                                                                                    ------------
                           CORPORATE BONDS - 11.0%
                           Energy - 0.3%
                           Oil & Gas Equipment & Services - 0.2%
 1,000,000   NR/NR         Sevan Marine, 9.0%, 3/31/08                              $    167,769
                                                                                    ------------
                           Oil & Gas Exploration & Production - 0.0%
    45,000   BB+/Ba3       Southern Star Central Corp., 6.75%, 3/1/16
                             (144A)                                                 $     43,931
                                                                                    ------------
                           Oil & Gas Refining & Marketing - 0.1%
   100,000   BB-/Ba2       Semco Energy, Inc., 7.125%, 5/15/08                      $     99,771
                                                                                    ------------
                           Total Energy                                             $    311,471
                                                                                    ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             S&P/Moody's
Principal    Ratings
Amount       (unaudited)                                                                   Value
                           Capital Goods - 0.8%
                           Aerospace & Defense - 0.7%
 $ 500,000   A/A2          General Dynamics Corp., 4.5%, 8/15/10                    $    483,700
   320,000   A/A2          Honeywell, Inc., 7.0%, 3/15/07                                322,323
                                                                                    ------------
                                                                                    $    806,023
                                                                                    ------------
                           Electrical Component & Equipment - 0.1%
   116,856   NR/WD         Orcal Geothermal, 6.21%, 12/30/20 (144A)                 $    114,974
                                                                                    ------------
                           Total Capital Goods                                      $    920,997
                                                                                    ------------
                           Transportation - 1.2%
                           Airlines - 0.8%
 1,000,000   A/Baa1        Southwest Airlines Co.                                   $    947,214
                                                                                    ------------
                           Railroads - 0.4%
   400,000   BBB/Baa2      Union Pac Corp., 5.75%, 10/15/07                         $    400,369
                                                                                    ------------
                           Total Transportation                                     $  1,347,583
                                                                                    ------------
                           Automobiles & Components - 0.2%
                           Tires & Rubber - 0.2%
   250,000   B-/B3         Goodyear Tire & Rubber, 8.5%, 3/15/07                    $    249,375
                                                                                    ------------
                           Total Automobiles & Components                           $    249,375
                                                                                    ------------
                           Consumer Durables & Apparel - 0.1%
                           Home Furnishings - 0.1%
   135,000   BBB-/Baa3     Mohawk Industries, Inc., 6.125%, 1/15/16                 $    130,630
                                                                                    ------------
                           Total Consumer Durables & Apparel                        $    130,630
                                                                                    ------------
                           Consumer Services - 0.7%
                           Hotels, Resorts & Cruise Lines - 0.1%
   100,000   BBB-/Ba1      Royal Caribbean Cruises, 7.25%, 6/15/16                  $     99,025
                                                                                    ------------
                           Restaurants - 0.6%
   700,000   A/A2          McDonalds Corp., 5.75%, 3/1/12                           $    708,454
                                                                                    ------------
                           Total Consumer Services                                  $    807,479
                                                                                    ------------
                           Media - 0.4%
                           Media - 0.4%
   500,000   BBB+/Baa2     Comcast Cable Corp., 6.75%, 1/30/11                      $    519,204
                                                                                    ------------
                           Total Media                                              $    519,204
                                                                                    ------------
                           Retailing - 0.6%
                           General Merchandise Stores - 0.4%
   500,000   A+/A2         Target Corp., 5.875%, 3/1/12                             $    508,496
                                                                                    ------------
                           Specialty Stores - 0.2%
   250,000   BBB-/Baa3     Tanger Factory Outlet Centers, Inc.,
                             6.15%, 11/15/15                                        $    245,475
                                                                                    ------------
                             Total Retailing                                        $    753,971
                                                                                    ------------

 The accompanying notes are an integral part of these financial statements.   21

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)
--------------------------------------------------------------------------------

             S&P/Moody's
Principal    Ratings
Amount       unaudited)                                                                    Value
                           Food, Beverage & Tobacco - 1.1%
                           Packaged Foods & Meats - 0.3%
 $ 300,000   A+/A1         Unilever Capital Corp., 7.125%, 11/1/10                  $    316,978
                                                                                    ------------
                           Soft Drinks - 0.8%
 1,000,000   A-/A3         Diageo Plc, 3.5%, 11/19/07                               $    974,220
                                                                                    ------------
                           Total Food, Beverage & Tobacco                           $  1,291,198
                                                                                    ------------
                           Banks - 0.9%
                           Diversified Banks - 0.5%
   135,000   BB+/Baa1      Kazkommerts International BV, 8.0%,
                             11/3/15 (144A)                                         $    134,325
   475,000   A+/Aa3        Wachovia Corp., 6.625%, 11/15/06                              476,008
                                                                                    ------------
                                                                                    $    610,333
                                                                                    ------------
                           Regional Banks - 0.4%
   500,000   A+/Aa3        Branch Banking & Trust Co., 4.875%, 1/15/13              $    480,445
                                                                                    ------------
                           Total Banks                                              $  1,090,778
                                                                                    ------------
                           Diversified Financials - 0.9%
                           Asset Management & Custody Banks - 0.9%
 1,000,000   A+/A1         Northern Trust Co., 7.1%, 8/1/09                         $  1,041,888
                                                                                    ------------
                           Total Diversified Financials                             $  1,041,888
                                                                                    ------------
                           Insurance - 1.5%
                           Life & Health Insurance - 0.5%
   500,000   AA/Aa3        Protective Life, 4.0%, 10/7/09                           $    484,921
   100,000   BB+/Ba1       Provident Co., Inc., 7.0%, 7/15/18                             98,104
                                                                                    ------------
                                                                                    $    583,025
                                                                                    ------------
                           Multi-Line Insurance - 0.1%
   100,000   BB+/Ba1       Hanover Insurance Group, 7.625%, 10/15/25                $    100,940
                                                                                    ------------
                           Property & Casualty Insurance - 0.9%
 1,000,000   AAA/Aaa       Berkshire Hathway, Inc., 3.375%, 10/15/08                $    957,765
   100,000   BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14                          100,025
                                                                                    ------------
                                                                                    $  1,057,790
                                                                                    ------------
                           Total Insurance                                          $  1,741,755
                                                                                    ------------
                           Real Estate - 0.3%
                           Real Estate Investment Trust - 0.3%
   400,000   BBB-/Baa3     Health Care, Inc., 6.2%, 6/1/16                          $    392,992
                                                                                    ------------
                           Total Real Estate                                        $    392,992
                                                                                    ------------
                           Technology Hardware & Equipment - 0.9%
                           Computer Hardware - 0.9%
 1,000,000   A+/A1         International Business Machines, 7.5%, 6/15/13           $  1,107,136
                                                                                    ------------
                           Total Technology Hardware & Equipment                    $  1,107,136
                                                                                    ------------

22  The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             S&P/Moody's
Principal    Ratings
Amount       (unaudited)                                                                   Value
                           Telecommunication Services - 0.1%
                           Wireless Telecommunication Services - 0.1%
 $  90,000   BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                             $     90,576
                                                                                    ------------
                           Total Telecommunication Services                         $     90,576
                                                                                    ------------
                           Utilities - 1.0%
                           Electric Utilities - 0.5%
   500,000   A/A2          Alabama Power Co., 3.5%, 11/15/07                        $    487,940
   110,000   BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                             104,607
                                                                                    ------------
                                                                                    $    592,547
                                                                                    ------------
                           Independent Power Producer & Energy
                           Traders - 0.5%
   500,000   BBB/A3        Duke Energy Corp., 6.25%, 1/15/12                        $    513,015
                                                                                    ------------
                           Total Utilities                                          $  1,105,562
                                                                                    ------------
                           TOTAL CORPORATE BONDS
                           (Cost $13,259,044)                                       $ 12,902,595
                                                                                    ------------
                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.8%
 1,000,000                 Federal Home Loan Bank 4.375%, 3/17/10                   $    973,227
   502,982                 Federal Home Loan Bank, 5.27%, 12/28/12                       500,467
 1,318,963                 Federal Home Loan Mortgage Corp.,
                             4.5%, 8/1/20                                              1,258,027
   461,881                 Federal Home Loan Mortgage Corp.,
                             5.5%, 9/1/17                                                458,045
   499,528                 Federal Home Loan Mortgage Corp.,
                             6.0%, 5/1/36                                                496,989
 1,500,000                 Federal Home Loan Mortgage Corp.,
                             6.25%, 3/5/12                                             1,505,394
   500,000                 Federal National Mortgage Association,
                             4.375%, 9/7/07                                              494,442
   567,994                 Federal National Mortgage Association,
                             4.5%, 11/1/20                                               542,704
 1,500,000                 Federal National Mortgage Association,
                             4.625%, 10/15/14                                          1,427,265
 1,094,889                 Federal National Mortgage Association,
                             5.5%, 11/1/16                                             1,086,764
   759,293                 Federal National Mortgage Association,
                             5.5%, 11/1/17                                               753,302

 The accompanying notes are an integral part of these financial statements.   23

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 7/31/06                                    (continued)


Principal
Amount                                                                      Value
$1,681,858                 Federal National Mortgage Association,
                             5.5%, 10/1/35                                         $   1,634,441
 3,191,119                 Federal National Mortgage Association,
                             5.5%, 12/1/35                                             3,101,152
 1,100,000                 Federal National Mortgage Association,
                             6.0%, 7/1/36                                              1,093,232
   500,000                 Federal National Mortgage Association,
                             6.0%, 8/1/36                                                496,719
   995,787                 Government National Mortgage Association,
                             4.5%, 4/20/36                                               914,665
   453,025                 Government National Mortgage Association,
                             5.5%, 2/15/35                                               443,699
   527,261                 Government National Mortgage Association,
                             6.0%, 6/15/33                                               528,289
   389,434                 Government National Mortgage Association,
                             6.5%, 11/20/28                                              396,997
   349,029                 Government National Mortgage Association,
                             6.5%, 5/15/31                                               355,926
   248,799                 Government National Mortgage Association,
                             6.5%, 6/15/32                                               253,590
   545,346                 Government National Mortgage Association,
                             6.5%, 7/15/32                                               555,846
   246,029                 Government National Mortgage Association,
                             6.5%, 12/15/32                                              250,859
 1,000,000                 U.S. Treasury Bond, 4.0%, 6/15/09                             975,469
 2,500,000                 U.S. Treasury Bond, 4.25%, 11/15/13                         2,394,042
   250,000                 U.S. Treasury Bond, 6.0%, 2/15/26                             275,215
 3,325,000                 U.S. Treasury Bond, 6.25%, 8/15/23                          3,723,222
 1,000,000                 U.S. Treasury Bond, 7.25%, 8/15/22                          1,224,219
   500,000                 U.S. Treasury Notes, 5.5%, 8/15/28                            522,110
 1,300,000                 U.S. Treasury Notes, 7.5%, 11/15/16                         1,555,024
                                                                                   -------------
                                                                                   $  30,191,342
                                                                                   -------------
                           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                           (Cost $ 30,115,106)                                     $  30,191,342
                                                                                   -------------
                           TEMPORARY CASH INVESTMENTS - 4.2%
                           Repurchase Agreement - 2.6%
 3,100,000                 UBS Warburg, Inc., 5.20%, dated 7/31/06,
                             repurchase price of $3,100,000 plus accrued
                             interest on 8/1/06, collateralized by
                             $3,162,000 U.S. Treasury Bill, 5.0%, 7/31/08          $   3,100,000
                                                                                   -------------

24   The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                                                 Value
                           Security Lending Collateral - 1.6%
 1,829,198                 Securities Lending Investment Fund, 5.20%                $  1,829,198
                                                                                    ------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $4,929,198)                                        $  4,929,198
                                                                                    ------------
                           TOTAL INVESTMENT IN SECURITIES - 101.5%
                           (Cost $113,968,267)(a)                                   $119,018,699
                                                                                    ------------
                           OTHER ASSETS AND LIABILITIES - (1.5)%                    $ (1,754,367)
                                                                                    ------------
                           TOTAL NET ASSETS - 100.0%                                $117,264,332
                                                                                    ============

*    Non-income producing security.

(A.D.R.) American Depositary Receipt.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2006, the value of these securities amounted to $661,711 or 0.6% of total net assets.

NR   Not Rated by either S&P or Moody's.

(a) At July 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $114,326,577 was as follows

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost                              $  7,567,665
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value                                (2,875,543)
                                                                                    ------------
       Net unrealized gain                                                          $  4,692,122
                                                                                    ============

(b)  At July 31, 2006, the following security was out on loan:

     Shares        Security                                                                Value
     84,852        Regal Entertainment Group                                        $  1,668,190

Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2006 aggregated $158,294,449 and $234,499,576, respectively.

 The accompanying notes are an integral part of these financial statements.   25

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 7/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value
    (including securities loaned of $1,668,190)
    (cost $113,968,267)                                                             $119,018,699
  Receivables -
    Fund shares sold                                                                     150,429
    Dividends, interest and foreign taxes withheld                                       714,870
    Forward foreign currency positional hedge contracts, net                               3,887
  Other                                                                                   30,605
                                                                                    ------------
      Total assets                                                                  $119,918,490
                                                                                    ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                                 $    494,375
    Fund shares repurchased                                                              175,959
    Upon return of securities loaned                                                   1,829,198
  Due to bank                                                                             36,429
  Due to affiliates                                                                       40,820
  Accrued expenses                                                                        77,377
                                                                                    ------------
      Total liabilities                                                             $  2,654,158
                                                                                    ------------
NET ASSETS:
  Paid-in capital                                                                   $100,494,484
  Undistributed net investment income                                                    139,618
  Accumulated net realized gain on investments and foreign
    currency transactions                                                             11,575,918
  Net unrealized gain on investments                                                   5,050,432
  Net unrealized gain on forward foreign currency
    contracts and other assets and liabilities denominated in
    foreign currencies                                                                     3,880
                                                                                    ------------
      Total net assets                                                              $117,264,332
                                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $66,690,707/5,959,789 shares)                                   $      11.19
                                                                                    ============
  Class B (based on $20,076,052/1,802,422 shares)                                   $      11.14
                                                                                    ============
  Class C (based on $425,664/38,034 shares)                                         $      11.19
                                                                                    ============
  Class Y (based on $30,071,909/2,684,897 shares)                                   $      11.20
                                                                                    ============
MAXIMUM OFFERING PRICE:
  Class A ($11.19 [divided by] 95.5%)                                               $      11.72
                                                                                    ============

26  The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 7/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,484)                                $ 2,832,286
  Interest                                                                             2,578,078
  Income from securities loaned, net                                                      24,790
                                                                                     -----------
      Total investment income                                                                              $ 5,435,154
                                                                                                           -----------
EXPENSES:
  Management fees                                                                    $   945,251
  Transfer agent fees and expenses
    Class A                                                                               77,063
    Class B                                                                               65,249
    Class C                                                                                  143
    Class Y                                                                               23,887
  Distribution fees
    Class A                                                                              188,113
    Class B                                                                              220,562
    Class C                                                                                  686
    Class Y                                                                                7,735
  Administrative reimbursements                                                           67,705
  Custodian fees                                                                          19,470
  Registration fees                                                                       58,975
  Professional fees                                                                       75,444
  Printing expense                                                                        29,275
  Fees and expenses of nonaffiliated trustees                                             12,454
  Miscellaneous                                                                           10,956
                                                                                     -----------
      Total expenses                                                                                       $ 1,802,968
      Less management fees waived and expenses
        reimbursed by Advisor                                                                                   (5,276)
      Less fees paid indirectly                                                                                      -
                                                                                                           -----------
      Net expenses                                                                                         $ 1,797,692
                                                                                                           -----------
        Net investment income                                                                              $ 3,637,462
                                                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY CONTRACTS:
  Net realized gain (loss) on:
    Investments                                                                      $14,924,156
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies                                         (191)          $14,923,965
                                                                                     -----------           -----------
  Change in net unrealized gain (loss) on:
    Investments                                                                      $(8,931,040)
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies                                        3,880           $(8,927,160)
                                                                                     -----------           -----------
        Net gain on investments                                                                            $ 5,996,805
                                                                                                           -----------
        Net increase in net assets resulting from operations                                               $ 9,634,267
                                                                                                           ===========

 The accompanying notes are an integral part of these financial statements.  27

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 7/31/06 and 7/31/05, respectively

                                                                                     Year Ended       Year Ended
                                                                                      7/31/06           7/31/05
FROM OPERATIONS:
Net investment income                                                              $   3,637,462         $   3,134,139
Net realized gain on investments and foreign
  currency contracts                                                                  14,923,965            29,924,494
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                                                   (8,927,160)          (15,504,907)
                                                                                   -------------         -------------
    Net increase in net assets resulting
      from operations                                                               $   9,634,267        $  17,553,726
                                                                                   -------------         -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.29 and $0.25 per share, respectively)                              $  (1,858,499)        $  (2,032,361)
    Class B ($0.19 and $0.16 per share, respectively)                                   (355,044)             (328,280)
    Class C ($0.19 and $0.00 per share, respectively)                                     (1,384)                    -
    Class Y ($0.32 and $0.27 per share, respectively)                                 (1,181,280)           (1,202,588)
Net realized gain:
    Class A ($2.39 and $0.03 per share, respectively)                              $ (13,270,663)        $    (263,067)
    Class B ($2.39 and $0.03 per share, respectively)                                 (4,135,506)              (68,817)
    Class C ($2.39 and $0.00 per share, respectively)                                    (20,142)                    -
    Class Y ($2.39 and $0.03 per share, respectively)                                 (8,734,998)             (161,251)
                                                                                   -------------         -------------
      Total distributions to shareowners                                           $ (29,557,516)        $  (4,056,364)
                                                                                   -------------         -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                   $  19,030,630         $  50,292,455
Capital contributions                                                                          -                40,000
Reinvestment of distributions                                                         27,660,287             3,779,834
Cost of shares repurchased                                                           (94,681,985)          (56,635,507)
Redemption fees                                                                                -                 1,000
                                                                                   -------------         -------------
    Net decrease in net assets resulting from
      Fund share transactions                                                      $ (47,991,068)       $  (2,522,218)
                                                                                   -------------         -------------
    Net increase (decrease) in net assets                                          $ (67,914,317)        $  10,975,144
                                                                                   -------------         -------------
NET ASSETS:
Beginning of year                                                                  $ 185,178,649         $ 174,203,505
                                                                                   -------------         -------------
End of year (including undistributed net investment
  income of $139,618 and distributions in excess of
  net investment income of ($198,072))                                             $ 117,264,332         $ 185,178,649
                                                                                   -------------         -------------

28  The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      '06 Shares        '06 Amount         '05 Shares        '05 Amount
CLASS A
Shares sold                                           1,101,619        $ 12,817,227        2,900,869        $ 36,609,055
Capital contributions                                         -                   -                -              23,000
Reinvestment of distributions                         1,337,430          14,466,369          174,928           2,206,333
Less shares repurchased                              (4,692,360)        (57,682,410)      (2,328,895)        (29,313,961)
                                                     ----------        ------------       ----------        ------------
    Net increase (decrease)                          (2,253,311)       $(30,398,814)         746,902        $  9,524,427
                                                     ==========        ============       ==========        ============
CLASS B
Shares sold                                             131,563        $  1,473,358          264,946        $  3,300,115
Capital contributions                                         -                   -                -               6,000
Reinvestment of distributions                           375,287           4,031,461           28,024             352,433
Less shares repurchased                                (648,269)         (7,567,986)        (400,908)         (5,021,830)
                                                     ----------        ------------       ----------        ------------
    Net decrease                                       (141,419)       $ (2,063,167)        (107,938)       $ (1,363,282)
                                                     ==========        ============       ==========        ============
CLASS C (a)
Shares sold                                              46,003        $    528,944
Reinvestment of distributions                             1,804              19,417
Less shares repurchased                                  (9,773)           (105,121)
                                                     ----------        ------------
    Net increase                                         38,034        $    443,240
                                                     ==========        ============
CLASS Y
Shares sold                                             359,664        $  4,211,101          827,839        $ 10,384,285
Capital contributions                                         -                   -                -              11,000
Reinvestment of distributions                           844,094           9,143,040           96,937           1,221,068
Less shares repurchased                              (2,562,705)        (29,326,468)      (1,761,417)        (22,299,716)
                                                     ----------        ------------       ----------        ------------
    Net decrease                                     (1,358,947)       $(15,972,327)        (836,641)       $(10,683,363)
                                                     ==========        ============       ==========        ============

(a)  Class C shares were first publicly offered on September 23, 2005

 The accompanying notes are an integral part of these financial statements.  29

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Year Ended      Year Ended
                                                                       7/31/06 (b)        7/31/05
CLASS A
Net asset value, beginning of period                                     $ 13.05         $ 12.10
                                                                         -------         -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.31         $  0.22
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   0.51            1.01
                                                                         -------         -------
    Net increase (decrease) from investment operations                   $  0.82         $  1.23
Distributions to shareowners:
  Net investment income                                                    (0.29)          (0.25)
  Net realized gain                                                        (2.39)          (0.03)
                                                                         -------         -------
Total Distributions                                                      $ (2.68)        $ (0.28)
                                                                         -------         -------
Capital Contributions                                                    $     -         $  0.00(a)
                                                                         -------         -------
Redemption Fee                                                           $     -         $     -
                                                                         -------         -------
Net increase (decrease) in net asset value                               $ (1.86)        $  0.95
                                                                         -------         -------
Net asset value, end of period                                           $ 11.19         $ 13.05
                                                                         -------         -------
Total return*                                                               7.52%          10.33%
Ratio of net expenses to average net assets+                                1.24%           1.34%
Ratio of net investment income to average net assets+                       2.65%           1.77%
Portfolio turnover rate                                                      115%             70%
Net assets, end of period (in thousands)                                 $66,691        $107,147
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              1.24%           1.39%
  Net investment income                                                     2.65%           1.72%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              1.24%           1.34%
  Net investment income                                                     2.65%           1.77%

                                                                       Year Ended      Year Ended   Year Ended
                                                                         7/31/04         7/31/03      7/31/02
CLASS A
Net asset value, beginning of period                                     $ 11.37         $ 10.89      $ 12.46
                                                                         -------         -------      -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.20         $  0.22      $  0.30
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   0.75            0.66        (1.20)
                                                                         -------         -------      -------
  Net increase (decrease) from investment operations                     $  0.95         $  0.88      $ (0.90)
Distributions to shareowners:
 Net investment income                                                     (0.22)          (0.26)       (0.31)
 Net realized gain                                                             -           (0.14)       (0.36)
                                                                         -------         -------      -------
Total Distributions                                                      $ (0.22)        $ (0.40)     $ (0.67)
                                                                         -------         -------      -------
Capital Contributions                                                    $     -         $     -      $     -
                                                                         -------         -------      -------
Redemption Fee                                                           $  0.00(a)      $     -      $     -
                                                                         -------         -------      -------
Net increase (decrease) in net asset value                               $  0.73         $  0.48      $ (1.57)
                                                                         -------         -------      -------
Net asset value, end of period                                           $ 12.10         $ 11.37      $ 10.89
                                                                         -------         -------      -------
Total return*                                                               8.36%           8.34%       (7.55)%
Ratio of net expenses to average net assets+                                1.32%           1.34%        1.34%
Ratio of net investment income to average net assets+                       1.64%           2.03%        2.57%
Portfolio turnover rate                                                       19%             86%          34%
Net assets, end of period (in thousands)                                 $90,369         $78,679      $69,674
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              1.41%           1.42%        1.41%
  Net investment income                                                     1.55%           1.95%        2.50%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              1.32%           1.34%        1.34%
  Net investment income                                                     1.64%           2.03%        2.57%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

  The accompanying notes are an integral part of these financial statements. 30

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Year Ended      Year Ended
                                                                      7/31/06 (b)        7/31/05
CLASS B
Net asset value, beginning of period                                     $ 13.00         $ 12.07
                                                                         -------         -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.20         $  0.13
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   0.52            0.99
                                                                         -------         -------
  Net increase (decrease) from investment operations                     $  0.72         $  1.12
Distributions to shareowners:
  Net investment income                                                    (0.19)          (0.16)
  Net realized gain                                                        (2.39)          (0.03)
                                                                         -------         -------
Total Distributions                                                      $ (2.58)        $ (0.19)
                                                                         -------         -------
Capital Contributions                                                    $     -         $  0.00(a)
                                                                         -------         -------
Redemption Fee                                                           $     -         $     -
                                                                         -------         -------
Net increase (decrease) in net asset value                               $ (1.86)        $  0.93
                                                                        -------          -------
Net asset value, end of period                                           $ 11.14         $ 13.00
                                                                         -------         -------
Total return*                                                               6.56%           9.40%
Ratio of net expenses to average net assets+                                2.17%           2.09%
Ratio of net investment income to average net assets+                       1.75%           1.04%
Portfolio turnover rate                                                      115%             70%
Net assets, end of period (in thousands)                                 $20,076         $25,270
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              2.17%           2.16%
  Net investment income                                                     1.75%           0.97%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              2.17%           2.09%
  Net investment income                                                     1.75%           1.04%

                                                                         Year Ended    Year Ended   Year Ended
                                                                           7/31/04       7/31/03      7/31/02
CLASS B
Net asset value, beginning of period                                     $ 11.34         $ 10.86      $ 12.42
                                                                         -------         -------      -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.11         $  0.14      $  0.22
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                   0.75            0.66        (1.19)
                                                                         -------         -------      -------
  Net increase (decrease) from investment operations                     $  0.86         $  0.80      $ (0.97)
Distributions to shareowners:
  Net investment income                                                    (0.13)          (0.18)       (0.23)
  Net realized gain                                                            -           (0.14)       (0.36)
                                                                         -------         -------      -------
Total Distributions                                                      $ (0.13)        $ (0.32)     $ (0.59)
                                                                         -------         -------      -------
Capital Contributions                                                    $     -         $     -      $     -
                                                                         -------         -------      -------
Redemption Fee                                                           $  0.00(a)      $     -      $     -
                                                                         -------         -------      -------
Net increase (decrease) in net asset value                               $  0.73         $  0.48      $ (1.56)
                                                                         -------         -------      -------
Net asset value, end of period                                           $ 12.07         $ 11.34      $ 10.86
                                                                         -------         -------      -------
Total return*                                                               7.59%           7.55%       (8.17)%
Ratio of net expenses to average net assets+                                2.07%           2.09%        2.09%
Ratio of net investment income to average net assets+                       0.89%           1.27%        1.81%
Portfolio turnover rate                                                       19%             86%          34%
Net assets, end of period (in thousands)                                 $24,755         $20,004      $16,742
Ratios with no waiver of management fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              2.16%           2.17%        2.16%
  Net investment income                                                     0.80%           1.19%        1.74%
Ratios with waiver of management fees and assumption of expenses by
  Advisor and reduction for fees paid indirectly:
  Net expenses                                                              2.07%           2.09%        2.09%
  Net investment income                                                     0.89%           1.27%        1.81%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

  The accompanying notes are an integral part of these financial statements. 31

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   9/23/05 (a)
                                                                        to
                                                                     7/31/06
CLASS C
Net asset value, beginning of period                                $ 12.86
                                                                    -------
Increase from investment operations:
  Net investment income                                             $  0.18
  Net realized and unrealized gain on investments and
    foreign currency transactions                                      0.73
                                                                    -------
    Net increase from investment operations                         $  0.91
Distributions to shareowners:
  Net investment income                                               (0.19)
  Net realized gain                                                   (2.39)
                                                                    -------
Net decrease in net asset value                                     $ (1.67)
                                                                    -------
Net asset value, end of period                                      $ 11.19
                                                                    -------
Total return*                                                          8.21%(b)
Ratio of net expenses to average net assets+                           2.00%**
Ratio of net investment income to average net assets+                  1.55%**
Portfolio turnover rate                                                 115%
Net assets, end of period (in thousands)                            $   426
Ratios with no waiver of management fees and assumption
  of expenses by Advisor and no reduction for fees paid
  indirectly:
  Net expenses                                                         2.00%**
  Net investment income                                                1.55%**
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                         2.00%**
  Net investment income                                                1.55%**

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

32  The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       Year Ended      Year Ended
                                                                       7/31/06 (b)       7/31/05
CLASS Y
Net asset value, beginning of period                                     $ 13.05         $ 12.11
                                                                         -------         -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.79         $  0.24
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                           0.07            1.00
                                                                         -------         -------
  Net increase (decrease) from investment operations                     $  0.86         $  1.24
Distributions to shareowners:
  Net investment income                                                    (0.32)          (0.27)
  Net realized gain                                                        (2.39)          (0.03)
                                                                         -------         -------
Total distributions                                                      $ (2.71)        $ (0.30)
                                                                         -------         -------
Capital Contributions                                                    $     -         $  0.00(a)
                                                                         -------         -------
Redemption fee                                                           $  0.00(a)      $     -
                                                                         -------         -------
Net increase (decrease) in net asset value                               $ (1.85)        $  0.94
                                                                         -------         -------
Net asset value, end of period                                           $ 11.20         $ 13.05
                                                                         -------         -------
Total return*                                                               7.89%          10.40%
Ratio of net expenses to average net assets+                                0.92%           1.19%
Ratio of net investment income to average net assets+                       2.99%           1.95%
Portfolio turnover rate                                                      115%             70%
Net assets, end of period (in thousands)                                 $30,072         $52,762
Ratios with no waiver of management fees and assumption of
  expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              0.92%           1.29%
  Net investment income                                                     2.99%           1.85%
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                              0.92%           1.19%
  Net investment income                                                     2.99%           1.95%

                                                                        Year Ended     Year Ended   Year Ended
                                                                         7/31/04         7/31/03      7/31/02
CLASS Y
Net asset value, beginning of period                                     $ 11.38         $ 10.90      $ 12.45
                                                                         -------         -------      -------
Increase (decrease) from investment operations:
  Net investment income                                                  $  0.22         $  0.23      $  0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                           0.75            0.66        (1.18)
                                                                         -------         -------      -------
  Net increase (decrease) from investment operations                     $  0.97         $  0.89      $ (0.86)
Distributions to shareowners:
  Net investment income                                                    (0.24)          (0.27)       (0.33)
  Net realized gain                                                            -           (0.14)       (0.36)
                                                                         -------         -------      -------
Total distributions                                                      $ (0.24)        $ (0.41)     $ (0.69)
                                                                         -------         -------      -------
Capital Contributions                                                    $     -         $     -      $     -
                                                                         -------         -------      -------
Redemption fee                                                           $     -         $     -      $     -
                                                                         -------         -------      -------
Net increase (decrease) in net asset value                               $  0.73         $  0.48      $ (1.55)
                                                                         -------         -------      -------
Net asset value, end of period                                           $ 12.11         $ 11.38      $ 10.90
                                                                         -------         -------      -------
Total return*                                                               8.52%           8.49%       (7.27)%
Ratio of net expenses to average net assets+                                1.17%           1.19%        1.19%
Ratio of net investment income to average net assets+                       1.80%           2.19%        2.72%
Portfolio turnover rate                                                       19%             86%          34%
Net assets, end of period (in thousands)                                 $59,080         $62,776      $68,542
Ratios with no waiver of management fees and assumption of
  expenses by Advisor and no reduction for fees paid indirectly:
  Net expenses                                                              1.31%           1.32%        1.31%
  Net investment income                                                     1.66%           2.06%        2.60%
Ratios with waiver of management fees and assumption of
  expenses by Advisor and reduction for fees paid indirectly:
  Net expenses                                                              1.17%           1.19%        1.19%
  Net investment income                                                     1.80%           2.19%        2.72%

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.  33

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Classic Balanced Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. AmSouth Balanced Fund transferred all of the net assets of Class A, B and I shares into the Fund's Class A, B and Y shares, respectively, on September 23, 2005 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of AmSouth Balanced Fund on September 22,
2005). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/ premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

     The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

B.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                    2006            2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                $ 3,396,207     $3,563,229
  Long-term capital gain          26,161,309        493,135
                                 -----------     ----------
    Total                        $29,557,516     $4,056,364
                                 ===========     ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2006.

--------------------------------------------------------------------------------
                                                  2006
--------------------------------------------------------------------------------
  Undistributed ordinary income               $ 6,160,353
  Undistributed long-term gain                  5,992,220
  REIT Dividend Payable                            33,603
  Interest Accrual on Preferred Stock             (16,158)
  Unrealized appreciation                       4,599,830
                                              -----------
    Total                                     $16,769,848
                                              ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts and the tax treatment of premium and amortization.

     At July 31, 2006, the Fund reclassified $96,435 to increase undistributed net investment income, $96,434 to decrease accumulated net realized gain on investments and foreign currency transactions and $1 to decrease paid-in capital to reflect permanent book/tax differences. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $3,291 in underwriting commissions on the sale of Class A shares during the period from September 23, 2005 to July 31, 2006.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.68% of the average daily net assets for the period.

Prior to the reorganization, AmSouth Asset Management Inc. ("AAMI") was the Fund's investment adviser. The investment advisory services of AAMI were performed under an investment advisory agreement, pursuant to which the Fund paid AAMI an annual fee equal to 0.80% of the Fund's average daily net assets. Prior to September 23, 2005, ASO Services Co., a wholly owned subsidiary of the BISYS Group, Inc., served as the fund administrator and received a fee computed based on an annual percentage of 0.15% of the average daily net assets of the Fund.

As of July 31, 2005, AmSouth Bank voluntarily contributed $40,000 to the Fund in connection with its review of the relationship and arrangements among the AmSouth Funds' administrator and distributor, ASO Services Co., Inc., and BISYS Fund Services, respectively, AmSouth Bank, AAMI, and the Fund.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At July 31, 2006, $7,320, was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3.   Transfer Agent

Since the reorganization, PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $30,432 in transfer agent fees payable to PIMSS at July 31, 2006. Prior to the reorganization, BISYS Fund Services Ohio, Inc. was the transfer agent and shareholder servicing agent of the Fund.

4.   Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $3,068 in distribution fees payable to PFD at July 31, 2006.

Prior to September 23, 2005, Class A and Class Y (formerly Class I) were subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agreed to provide certain administrative support services for their customers or account holders. Each Fund entered into a specific arrangement with BISYS for the provision of such services and reimbursed BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A shares and 0.15% of the Class I shares of the average daily net assets of the Fund. Class B

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares were subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as a payment for its services or expenses in connection with distribution assistance of the Fund's Class B shares to the participating organizations customers. The Fund entered into a specific arrangement with BISYS for the provision of such services and paid BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B shares, which included a Shareholder Servicing Fee of 0.75% of the average daily net assets of the Class B shares of the Fund.


In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective September 23, 2005 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2006, CDSCs in the amount of $59,258 were paid to PFD.

5.   Expense Offset Arrangements

Prior to the reorganization, AAMI, AmSouth, ASO, BISYS, and BISYS Ohio had voluntarily agreed to waive a portion of their fees.

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2006, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At July 31, 2006, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at July 31, 2006 were as follows:

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 7/31/06                              (continued)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                     In                                             Net
              Net Contracts       Exchange       Settlement                      Unrealized
 Currency       To Deliver           For            Date            Value           Gain
-------------------------------------------------------------------------------------------
  NOK           (1,060,000)       $(172,339)       8/14/06        $(176,226)       $3,887
                                  =========                       =========        ======
-------------------------------------------------------------------------------------------

7.   Subsequent Event

The Fund's Board of Trustees have approved the merger of Pioneer Balanced Fund into the Fund. This transaction would be subject to the approval of the Fund's shareholders in late 2006. There can be no assurance that this transaction will be completed.

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended July 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 74.48%.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust IV and the
Shareowners of Pioneer Classic Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund (formerly AmSouth Balanced Fund), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ernst&youngllp

Boston, Massachusetts
September 15, 2006

Pioneer Classic Balanced Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


                             Positions Held          Length of Service
Name and Age                 With the Fund           and Term of Office
John F. Cogan, Jr. (80)*     Chairman of the         Trustee since 2005.
                             Board,                  Serves until successor
                             Trustee and President   trustee is elected or
                                                     earlier retirement or
                                                     removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Pioneer Classic Balanced Fund
                                                                                           Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                   by this Trustee
John F. Cogan, Jr. (80)*     Deputy Chairman and a Director of Pioneer Global Asset        Chairman (until June
                             Management S.p.A. ("PGAM"); Non-Executive Chairman            2006) and Director of
                             and a Director of Pioneer Investment Management USA           ICI Mutual Insurance
                             Inc. ("PIM-USA"); Chairman and a Director of Pioneer;         Company; Director
                             Chairman and Director of Pioneer Institutional Asset          of Harbor Global
                             Management, Inc. (since 2006), Director of Pioneer            Company, Ltd.
                             Alternative Investment Management Limited (Dublin);
                             President and a Director of Pioneer Alternative Investment
                             Management (Bermuda) Limited and affiliated funds;
                             Director of PIOGLOBAL Real Estate Investment Fund
                             (Russia) (until June 2006); Director of Nano-C, Inc. (since
                             2003); Director of Cole Investment Corporation (since
                             2004); Director of Fiduciary Counseling, Inc.; President and
                             Director of Pioneer Funds Distributor, Inc. ("PFD") (until
                             May 2006); President of all of the Pioneer Funds; and Of
                             Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
                             (counsel to PIM-USA and the Pioneer Funds)
*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Positions Held          Length of Service
Name, Age and Address        With the Fund           and Term of Office
David R. Bock (62)**         Trustee                 Trustee since 2005.
3050 K. Street NW,                                   Serves until successor
Washington, DC 20007                                 trustee is elected or
                                                     earlier retirement or
                                                     removal.
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
-------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)            Trustee                 Trustee since 2005.
3509 Woodbine Street,                                Serves until
Chevy Chase, MD 20815                                successor trustee
                                                     is elected or earlier
                                                     retirement or removal.
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Trustee                 Trustee since 2005.
1001 Sherbrooke Street West,                         Serves until successor
Montreal, Quebec, Canada                             trustee is elected or
H3A 1G5                                              earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
                                                                                           Other Directorships Held
Name, Age and Address        Principal Occupation During Past Five Years                   by this Trustee
David R. Bock (62)**         Senior Vice President and Chief Financial Officer, I-trax,    Director of The Enterprise
3050 K. Street NW,           Inc. (publicly traded health care services company)           Social Investment
Washington, DC 20007         (2001 - present); Managing Partner, Federal City Capital      Company (privately-held
                             Advisors (boutique merchant bank) (2002 to 2004);             affordable housing
                             Executive Vice President and Chief Financial Officer,         finance company);
                             Pedestal Inc. (internet-based mortgage trading company)       Director of New York
                             (2000 - 2002).                                                Mortgage Trust (publicly
                                                                                           traded mortgage REIT)
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
-------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)            President, Bush International (international financial        Director of Brady
3509 Woodbine Street,        advisory firm).                                               Corporation (industrial
Chevy Chase, MD 20815                                                                      identification and
                                                                                           specialty coated material
                                                                                           products manufacturer),
                                                                                           Director of Briggs &
                                                                                           Stratton Co. (engine
                                                                                           manufacturer) Director
                                                                                           of Mortgage Guaranty
                                                                                           Insurance Corporation,
                                                                                           and Director of UAL
                                                                                           Corporation (airline
                                                                                           holding company)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Founding Director, The Winthrop Group, Inc. (consulting       None
1001 Sherbrooke Street West, firm); Desautels, Faculty of Management, McGill University.
Montreal, Quebec, Canada
H3A 1G5
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Positions Held          Length of Service
Name, Age and Address        With the Fund           and Term of Office
Thomas J. Perna (55)         Trustee                 Trustee since
89 Robbins Avenue,                                   February, 2006.
Berkeley Heights, NJ 07922                           Serves until successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)     Trustee                 Trustee since 2005.
One Boston Place, 28th Floor,                        Serves until successor
Boston, MA 02108                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)           Trustee                 Trustee since 2005.
One North Adgers Wharf,                              Serves until successor
Charleston, SC 29401                                 trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Other Directorships Held
Name, Age and Address        Principal Occupation During Past Five Years                   by this Trustee
Thomas J. Perna (55)         Private investor (2004 - present); Senior Executive Vice      Director of Quadriserv
89 Robbins Avenue,           President, The Bank of New York (financial and securities     Inc. (technology products
Berkeley Heights, NJ 07922   services) (1986 - 2004).                                      for securities lending
                                                                                           industry)
-------------------------------------------------------------------------------------------------------------------------------



Marguerite A. Piret (58)

President and
Chief Executive Officer,
 Newbury, Piret
&       Director of New America
One Boston Place, 28th Floor,Company, Inc. (investment banking firm).                      High Income Fund, Inc.
Boston, MA 02108                                                                           (closed-end investment
                                                                                           company)
-------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)           President, John Winthrop & Co., Inc.                       None
One North Adgers Wharf,      (private investment firm).
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held          Length of Service
Name and Age                 With the Fund           and Term of Office
Osbert M. Hood (54)**        Executive Vice          Since 2005. Serves
                             President               at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary               Since 2005. Serves
                                                     at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Assistant Secretary     Since 2005.
                                                     Serves at the
                                                     discretion of Board.
-------------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS
                                                                                           Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                   by this Officer
Osbert M. Hood (54)**        President and Chief Executive Officer, PIM-USA since          Trustee of certain
                             May 2003 (Director since January 2001; Executive Vice         Pioneer Funds
                             President and Chief Operating Officer from November
                             2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003;
                             President and Director of Pioneer Institutional Asset
                             Management, Inc. since February 2006; Chairman and
                             Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD
                             since May 2006; Director of Oak Ridge Investments, L.L.C.
                             (a registered investment adviser in which PIM USA owns a
                             minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-owned by PIM USA) since June 2006;
                             Executive Vice President of all of the Pioneer Funds since
                             June 2003
-------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal           None
                             of Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries; Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003).
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)   Vice President and Senior Counsel of Pioneer since July       None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001;  Assistant
                             Secretary of all Pioneer Funds since September 2003.
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Positions Held          Length of Service
Name and Age                 With the Fund           and Term of Office
Christopher P. Harvey (45)   Assistant Secretary     Since July 2006.
                                                     Serves at the
                                                     discretion of Board.
-------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer               Since 2005. Serves
                                                     at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer     Since 2005. Serves
                                                     at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer     2005. Serves
                                                     at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer     Since 2005. Serves
                                                     at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
                                                                                           Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                   by this Officer
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and       None
                             Assistant Secretary of all Pioneer Funds since July 2006
-------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration              None
                             and Controllership Services of Pioneer; and Treasurer
                             of all of the Pioneer Funds.
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer             None
                             and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003; Assistant
                             Treasurer and Vice President, MFS Investment
                             Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since
                             November 2004.
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting,                   None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds.
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,                    None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds
                             since May 2002.
-------------------------------------------------------------------------------------------------------------------------------

Pioneer Classic Balanced Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held          Length of Service
Name and Age                 With the Fund           and Term of Office
Katherine Kim Sullivan (32)  Assistant Treasurer     Since 2005. Serves
                                                     at the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance        Since March, 2006.
                             Officer                 Serves at
                                                     the discretion
                                                     of Board.
-------------------------------------------------------------------------------------------------------------------------------


Name and Age                                                                               Other Directorships Held
                             Principal Occupation During Past Five Years                   by this Officer
Katherine Kim Sullivan (32)  Fund Administration Manager - Fund Accounting,                None
                             Administration and Controllership Services since June
                             2003; Assistant Vice President - Mutual Fund
                             Operations of State Street Corporation from June
                             2002 to June 2003 (formerly Deutsche Bank
                             Asset Management); Pioneer Fund Accounting,
                             Administration and Controllership Services (Fund
                             Accounting Manager from August 1999 to May 2002);
                             and Assistant Treasurer of all Pioneer Funds since
                             September 2003.
-------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance Officer of Pioneer and Pioneer Funds         None
                             since March 2006; Vice President and Senior Counsel of
                             Pioneer since September 2004; and Senior Vice President
                             and Counsel, State Street Research & Management
                             Company (February 1998 to September 2004)
-------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address            ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                            www.pioneerinvestments.com

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
wwww.pioneerinvestments.com





19418-00-0906
Securities offered through Pioneer Funds Distributor, Inc.,
60 State Street, Boston, MA. 02109. Underwriter of Pioneer
Mutual Funds, Member SIPC (C) 2006 Pioneer Investments.









ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $206,000 in 2006 and $0 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended July 31, 2006 and 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $49,980 and $0 in 2006 and 2005, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended July 31, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $49,980 in 2006 and $0 in 2005.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.


(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 29, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date September 29, 2006

* Print the name and title of each signing officer under his or her signature.